UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

SEGALL BRYANT & HAMILL TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Stephanie Danner, Secretary

Segall Bryant & Hamill Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2018 – June 30, 2018

Item 1.	Reports to Stockholders.

Segall Bryant & Hamill Micro Cap Fund

(Ticker Symbol: Retail - WTMIX)

Segall Bryant & Hamill Small Cap Value Dividend Fund

(Ticker Symbol: Retail - WTSVX; Institutional - WISVX)

Segall Bryant & Hamill Small Cap Growth Fund

(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Small Cap Growth Fund II

(Ticker Symbol: Institutional - WTSLX)

Segall Bryant & Hamill Smid Cap Value Dividend Fund

(Ticker Symbol: Retail - WTSDX; Institutional - WISDX)

Segall Bryant & Hamill Mid Cap Value Dividend Fund

(Ticker Symbol: Retail - WTMCX; Institutional - WIMCX)

Segall Bryant & Hamill Mid Cap Value Dividend Fund II

(Ticker Symbol: Retail - WTMGX; Institutional - WIMGX)

Segall Bryant & Hamill Large Cap Dividend Fund

(Ticker Symbol: Retail - WTEIX; Institutional - WILGX)

Segall Bryant & Hamill Fundamental International Small Cap Fund

(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global Large Cap Fund

(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Plus Bond Fund

(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund

(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund

(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund

(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

SEMI-ANNUAL REPORT

June 30, 2018

Effective April 30, 2018, Segall Bryant & Hamill, LLC completed its acquisition of Denver Investments, the adviser to the Westcore Funds. The combined firm operates under the name Segall Bryant & Hamill and ‘Westcore’ was replaced by ‘Segall Bryant & Hamill’ in all fund names. Segall Bryant & Hamill Funds are managed by Segall Bryant and Hamill, LLC.

Table of Contents

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Segall Bryant & Hamill Micro Cap Fund	2
Segall Bryant & Hamill Small Cap Value Dividend Fund	4
Segall Bryant & Hamill Small Cap Growth Fund	6
Segall Bryant & Hamill Small Cap Growth Fund II	8
Segall Bryant & Hamill Smid Cap Value Dividend Fund	10
Segall Bryant & Hamill Mid Cap Value Dividend Fund	12
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	14
Segall Bryant & Hamill Large Cap Dividend Fund	16
Segall Bryant & Hamill Fundamental International Small Cap Fund	18
Segall Bryant & Hamill Global Large Cap Fund	20
Segall Bryant & Hamill Plus Bond Fund	22
Segall Bryant & Hamill Quality High Yield Fund	24
Segall Bryant & Hamill Municipal Opportunities Fund	26
Segall Bryant & Hamill Colorado Tax Free Fund	28
FUND EXPENSES	30
IMPORTANT DISCLOSURES	33
FINANCIAL STATEMENTS	38
Statements of Investments	38
Statements of Assets and Liabilities	83
Statements of Operations	86
Statements of Changes in Net Assets	89
Financial Highlights	94
Notes to Financial Statements	120
OTHER IMPORTANT INFORMATION	138

Semi-Annual Report | June 30, 2018 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter

June 30, 2018 (Unaudited)

Dear Fellow Shareholders,

I am pleased and honored to be writing my first shareholder letter as the president of the Segall Bryant & Hamill Funds, formerly the Westcore Funds. I have been the CEO of Segall Bryant & Hamill, LLC since 2006, and during that time, I have never been more excited about our ability to serve shareholders. The combination of Segall Bryant & Hamill, LLC and Denver Investments closed on April 30, 2018, and the integration of the two firms is proceeding very smoothly.

While the names of the Westcore Funds have changed, the Funds’ investment objectives and portfolio management teams are still very much the same. We believe the combination of Segall Bryant & Hamill and Denver Investments allows us to draw on the considerable investment talent of both firms for the benefit of our shareholders. We are but three months into the integration process, nonetheless we are making steady progress.

Meanwhile, the market environment was slightly less hospitable during the first six months of 2018 than it was in 2017. While 2017 may have been Wall Street’s year, 2018 seems to be shaping up as Main Street’s year. By the middle of the second quarter of 2018, stimulative effects from the tax reform bill that was passed into law by the U.S. Congress late in 2017 were beginning to be felt. The pace of job creation and the level of business confidence, especially among small businesses, has remained high. This has given the U.S. Federal Reserve (Fed) sufficient confidence to proceed with its plan to steadily increase short-term interest rates from the near-zero levels they have remained at since the Great Recession.

Although higher interest rates may well have stifled some of the rise of the U.S. equity markets, the rate of growth in corporate profits was significant enough to make up for this, generally leading U.S. equity markets to increase in the period. However, the impact of higher interest rates on the U.S. bond markets was somewhat more punishing and U.S. bond index returns were generally down modestly for the first six months of the year. Additionally, higher interest rates have led to the appreciation of the U.S. dollar in foreign exchange markets. The strength of the U.S. dollar and concerns about the potential consequences on business activity in international markets, especially emerging markets, have caused weakness in both the equity and fixed income markets abroad. Rest assured that our investment teams are experienced in navigating many types of markets and remain focused on the long-term objectives of the funds they manage.

As we head into the second half of 2018, our chairman, Mary Anstine, the Board of Trustees, and I all look forward to providing our shareholders with robust investment options from our very talented team of investors. As always, we are here to assist you in reaching your long-term financial goals.

Thank you for investing in the Segall Bryant & Hamill Funds.

Mary K. Anstine	Philip L. Hildebrandt, CFA
Chairman	President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Semi-Annual Report | June 30, 2018 |	1

Segall Bryant & Hamill Micro Cap Fund	Fund Overview

June 30, 2018 (Unaudited)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Paul A. Kuppinger, cfa Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	7.89%	13.91%	9.94%	11.64%	10.77%	10.12%	6/23/2008
Russell Microcap® Index	10.71	20.21	10.49	12.78	10.63	10.03
Lipper Small-Cap Core Index	5.36	15.55	10.78	11.77	10.06	9.66

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.94%, Net: 1.31%

Sector Allocation (as of 6/30/18)

Financials	25.5%
Health Care	23.9
Industrials	14.9
Information Technology	11.7
Consumer Discretionary	10.5
Energy	4.0
Materials	3.1
Consumer Staples	3.0
Real Estate	2.7
Utilities	1.3

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

Independent Bank Corp.	0.9%
Diamond Hill Investment Group, Inc.	0.9
Eagle Pharmaceuticals, Inc.	0.9
Cardiovascular Systems, Inc.	0.9
Macatawa Bank Corp.	0.9
ArcBest Corp.	0.9
Costamare, Inc.	0.9
Insight Enterprises, Inc.	0.8
Preformed Line Products Co.	0.8
Universal Insurance Holdings, Inc.	0.8
Total (% of Net Assets)	8.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Micro Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Fund Overview

June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

Micro cap stocks were off to a strong start in 2018, with the Russell Microcap® Index up 10.71% for the six months ended June 30. Stocks that we view as expensive, based on valuation metrics, continued to outperform. Stocks with solid return on equity underperformed, as did those with higher quality (as measured by the Piotroski score, a scale that measures the strength of a firm’s financial position). Stocks with historically higher volatility, as measured by beta and standard deviation, outperformed less-volatile stocks.

Fund Performance

For the first six months of 2018, the Segall Bryant & Hamill Micro Cap Fund returned 7.89%, underperforming its benchmark, the Russell Microcap® Index, which returned 10.71%. The models used to help manage and select stocks for the Fund delivered mixed results for the period. On an absolute basis, the Fund provided positive returns in seven of the 10 sectors in which it was invested. The benchmark’s returns were positive in all 11 sectors in the index. The Fund outperformed the benchmark in three out of the 11 sectors.

Contributors to Return

The Fund’s best-performing sectors, relative to the benchmark, were Real Estate and Industrials. Among the Fund’s best-performing holdings over the first six months of the year was Natera, Inc. (NTRA), a genetic testing company that provides solutions for non-invasive prenatal testing. The company announced a surprise entry into the transplant space, with a non-invasive test for kidney transplant monitoring. Xencor, Inc. (XNCR), a company that develops drugs that treat autoimmune disorders, cancer, asthma and allergic diseases, also performed well. The company announced it was advancing its proprietary oncology pipeline into human testing. Another strong performer was Illinois-based Addus HomeCare Corp. (ADUS). This provider of comprehensive home care services reported fourth quarter numbers that beat expectations.

Detractors from Return

The Fund’s weakest sectors relative to the benchmark were Health Care and Energy. Among the Fund’s detractors for the first half of 2018 was MiMedx Group, Inc. (MDXG), a biopharmaceutical company that develops bioactive products for tissue regeneration. The company delayed its fourth quarter and full year 2017 earnings reports as it conducted an internal investigation into its sales and distribution practices. Another detractor from the Fund’s performance in the first half of the year was Roadrunner Transportation Systems, Inc. (RRTS), an asset-light transportation and supply chains solutions provider. The firm has been troubled by accounting issues, and an internal investigation found that the company overstated its net income from 2011 through the third quarter of 2016. Core Molding Technologies, Inc. (CMT), also hampered the Fund’s performance in the period. This manufacturer of sheet molding compounds and fiberglass reported first quarter earnings per share that were significantly less than one year ago.

Outlook and Positioning

Following mixed returns in the first quarter, a sturdy domestic economy bolstered domestic stocks during the second quarter of 2018. After underperforming larger capitalization stocks in 2017, micro cap stocks outperformed larger capitalization stocks for the first half of 2018. The world economy has continued to grow, but at a slower pace. We believe the prospect of a trade war remains a genuine risk. Typically, micro cap stocks are less impacted by global issues than larger companies because smaller companies are less dependent upon international trade. We believe that valuations are historically high for many large cap stocks, while micro cap stocks, particularly those that are inexpensive in terms of the cash flow to enterprise value, remain relatively attractive.

Stock Performance (for the six months ended 6/30/18)

5 Highest	Average Weight	Contribution to Return
Natera, Inc.	0.59%	0.55%
Enanta Pharmaceuticals, Inc.	0.75	0.48
Addus HomeCare Corp.	0.73	0.46
R1 RCM, Inc	0.59	0.44
Xencor, Inc.	0.74	0.42

5 Lowest	Average Weight	Contribution to Return
Core Molding Technologies, Inc.	0.70%	-0.32%
Anika Therapeutics, Inc.	0.76	-0.37
Collectors Universe, Inc.	0.33	-0.38
MiMedx Group, Inc.	0.57	-0.47
Roadrunner Transportation Systems, Inc.	0.34	-0.71

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	3

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing primarily in small, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager
CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	5.24%	6.02%	8.37%	8.82%	8.24%	7.10%	12/13/2004
Institutional Class (WISVX)	5.33	6.19	8.57	9.01	8.39	7.21	9/28/2007
Russell 2000® Value Index	5.44	13.10	11.22	11.18	9.88	7.76
Lipper Small-Cap Value Index	3.29	12.41	9.62	10.29	9.63	7.94

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.47%, Net: 1.31%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 1.13%

Sector Allocation (as of 6/30/18)

Financials	24.6%
Information Technology	15.5
Real Estate	11.2
Industrials	10.6
Consumer Discretionary	9.6
Energy	7.3
Health Care	6.9
Utilities	5.4
Materials	4.9
Consumer Staples	2.1

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

Enerplus Corp.	4.5%
GEO Group, Inc.	4.0
Ensign Group, Inc.	3.5
TiVo Corp.	2.9
Big Lots, Inc.	2.7
Umpqua Holdings Corp.	2.5
Glacier Bancorp, Inc.	2.5
Silicon Motion Technology Corp.	2.5
Corporate Office Properties Trust	2.4
Phibro Animal Health Corp.	2.4
Total (% of Net Assets)	29.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Small Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.30% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/reimbursements described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

In the first six months of 2018, U.S. equity markets climbed higher despite increased volatility, which was fueled by anxiety about inflation, rising interest rates and growing tension over international trade. In general, U.S. equity markets shook off these concerns and instead shifted focus to the potential benefits of recent tax reform, healthy U.S. economic growth and strong labor demand. The markets continued to favor companies with the fastest growth and best fundamental execution, which led growth indexes to consistently outperform value indexes in this momentum-driven market.

Fund Performance

The Segall Bryant & Hamill Small Cap Value Dividend Fund’s 5.24% return (retail class) for the first half of 2018 underperformed the 5.44% return of its benchmark, the Russell 2000® Value Index. The market rebound was led by smaller capitalization companies, with growth stocks once again outperforming value stocks, and non-dividend payers outperforming dividend payers. These factors created headwinds for the Fund in the first half of the year as it generally has a higher weighted average market capitalization than its benchmark, has a strong focus on valuation, and primarily invests in dividend-paying stocks.

Contributors to Return

The sectors that contributed the most to the Fund’s relative performance for the first half of the year were Health Care, Energy and Consumer Staples. Ensign Group, Inc. (ENSG), a provider of skilled nursing and assisted living services, was the Fund’s top performer on a year-to-date basis. Ensign’s shares moved higher following strong first quarter results as the company drove higher occupancy and improved pricing. Additionally, Ensign saw robust improvement in facilities that the company recently acquired. Enerplus Corp. (ERF), an oil and gas exploration and production company, was a standout performer for both the Fund and the Energy sector. The stock reacted positively to strong fundamentals, but also benefited from rising oil prices. Enerplus grew production and controlled costs more effectively than had been anticipated. The company was also able to secure attractive acreage in the DJ Basin in Colorado, and announced a large share buyback, which we believe should create value for investors. Enerplus is one of the rare exploration and production companies that is currently growing production and generating free cash flow. At the same time, we believe the company’s intrinsic value well exceeds its current share price. Technology holding Travelport Worldwide, Ltd. (TVPT), a provider of global distribution systems for the travel industry, was another top performer for the Fund in the first half of 2018. The company reported accelerating sales growth and stable margins, and company management also indicated that each of the company’s business regions was showing good volume growth. We believe its international business will continue to grow following new contract wins and strong free cash flow that has been designated for debt reduction. Travelport’s stock got an additional boost as an activist investor, Elliott Management Corp., announced it had taken a 11.8% interest in the company and was seeking to discuss operational and strategic opportunities with company leadership.

Detractors from Return

The Fund’s largest detractors from performance relative to the benchmark for the first half of 2018 were the Consumer Discretionary, Financials and Industrials sectors. Discount retailer Big Lots, Inc. (BIG) was a detractor in the period after reporting weaker-than- expected same-store sales and providing first quarter guidance for earnings estimates that was below expectations. The furniture, lawn and garden categories were the main culprits as inclement spring weather impacted sales and a highly promotional mattress competitor took market share over the important President’s Day weekend. Effective cost controls and a 20% increase in the dividend were bright spots this year. With the business stabilizing due to more normalized weather, we took advantage of the depressed valuation, which in our view reflected a deterioration of sales and margins into perpetuity, to add to the Fund’s position. Financial sector holding Radian Group, Inc. (RDN), a leading mortgage insurer and market data provider, was also among the Fund’s poorest performers. The company and its competitors announced price cuts that gave most of the tax benefits from recent federal tax reform back to the consumer, while retaining comparable returns on capital for the industry. As we head into the second half of 2018, underlying demand from home buyers for mortgage insurance appears strong, credit trends continue to look good, and we believe estimated future earnings and returns remain supportive of a healthy industry. Information Technology sector holding TiVo Corp. (TIVO), a provider of entertainment technology, software and services, was another detractor to performance in the first half of the year. Shares of TiVo were rather volatile this year, initially weakening after the acquisition speculation that occurred on the last day of 2017. Quarterly results and management comments regarding pursuing a strategic evaluation with an outside advisor led to a nice bounce in TiVo’s stock price later in the period. In another positive development, the company announced two additional long-term contracts. However, investors have remained obsessively focused on contract delays with Comcast and the strategic evaluation. We believe the near-and long-term cash generation potential for TiVo is quite positive and are of the opinion that investors will come to see it our way over time.

Outlook and Positioning

We believe the market will likely continue to wrestle with the implications of a trade war and the potential effects it could have on the current outlook for strong economic growth supported by a tight labor market. The risk of a stronger U.S. dollar or rising inflation and the ensuing reaction from the U.S. Federal Reserve (Fed) could result, at the very least, in higher market volatility. As value-focused investors, a significant component of our strategy is dedicated to finding fundamentally sound companies that we believe are mispriced by the markets. As such, we view market volatility as a potential opportunity to find such companies and believe the Fund is well positioned should volatility increase.

Stock Performance (for the six months ended 6/30/18)

	Average	Contribution
5 Highest	Weight	to Return
Ensign Group, Inc.	2.95%	1.52%
Enerplus Corp.	4.28	1.11
GEO Group, Inc.	3.17	0.92
Travelport Worldwide, Ltd.	2.27	0.88
Phibro Animal Health Corp.	2.24	0.76
	Average	Contribution
5 Lowest	Weight	to Return
Artisan Partners Asset Management, Inc.	1.21%	-0.27%
Tanger Factory Outlet Centers, Inc.	0.71	-0.28
TiVo Corp.	3.17	-0.42
Big Lots, Inc.	1.95	-0.45
Radian Group, Inc.	1.97	-0.55

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	5

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	16.59%	26.74%	12.91%	—	—	10.96%	12/20/2013
Institutional Class (WISGX)	16.69	26.82	13.11	—	—	11.26	12/20/2013
Russell 2000® Growth Index	9.70	21.86	10.60	—	—	10.63
Lipper Small-Cap Growth Index	12.37	26.33	11.72	—	—	10.17

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.89%, Net: 1.25%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.75%, Net: 1.10%

Sector Allocation (as of 6/30/18)

Information Technology	33.5%
Health Care	26.5
Consumer Discretionary	17.8
Industrials	13.3
Financials	11.7
Consumer Staples	3.2
Telecommunication Services	2.2
Energy	2.1
Materials	2.0
Real Estate	1.3

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

EPAM Systems, Inc.	2.5%
Amedisys, Inc.	2.4
Trupanion, Inc.	2.3
Envestnet, Inc.	2.3
Globus Medical, Inc.	2.2
Live Nation Entertainment, Inc.	2.1
Zendesk, Inc.	2.1
Vail Resorts, Inc.	2.0
Hexcel Corp.	2.0
Silicon Laboratories, Inc.	1.9
Total (% of Net Assets)	21.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Small Cap Growth Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month -end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than 1.24% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

Domestic equity returns for the first half of 2018 were largely driven by gains in the second quarter, as small caps surged in the period, largely brushing off escalating trade war tensions. Smaller companies typically have more domestic exposure than larger companies and thus should generally be less affected by trade war ramifications. The Russell 2000® Growth Index returned 7.23% in the second quarter and 9.70% for the first half of 2018. Increased volatility has created greater divergence among sectors, providing a positive backdrop for active management.

Fund Performance

The Segall Bryant & Hamill Small Cap Growth Fund outperformed its benchmark for the first half of 2018, returning 16.59% (retail class) compared to the Russell 2000® Growth Index’s 9.70% return.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of 2018 were Information Technology, Health Care and Industrials. The Fund’s best-performing stock in the period was HealthEquity, Inc. (HQY), a leading health savings account (HSA) technology platform provider. The stock outperformed due to continued HSA market growth along with market share gains from less-sophisticated competitor offerings. Additionally, the company has benefited from rising interest rates, and profitability has been better than expected in recent quarters. With approximately 15% market share, HealthEquity has, in our view, a large opportunity ahead. Twilio, Inc. (TWLO), a leading communications software provider, was strong in the period after reporting excellent results with accelerating revenue growth and improved gross profit margins in the second quarter. Twilio provides a platform that enables companies such as Uber, Zendesk, Salesforce.com and Airbnb to add communication capabilities to their web and mobile platforms. We believe Twilio has a very large addressable market, leading technology and a disruptive platform that has the potential to continue to drive impressive growth. Amedisys, Inc. (AMED), a leading provider of home health care, was another significant contributor to the Fund’s performance in the first half of the year. The company reported better-than-expected revenues and earnings results in the second quarter. Additionally, management has invested heavily in personnel, quality and technology initiatives in recent years and those investments have driven solid results. Home health industry fundamentals appear strong, and we believe Amedisys is well positioned to outperform industry peers.

Detractors from Return

Real Estate and Financials were the only sectors that detracted from the Fund’s performance relative to its benchmark in the first half of 2018. The Fund’s worst-performing stock in the period was QTS Realty

Trust, Inc. (QTS), a data center real estate investment trust (REIT). The stock underperformed after the company announced a restructuring in the first quarter of 2018. QTS detailed plans to largely exit its cloud business and focus its efforts on growing its colocation and wholesale segments. We believe this should ultimately provide better growth and returns on incremental investments. Lions Gate Entertainment Corp. (LGF) was also a significant detractor in the period. This entertainment content producer and distributor disappointed investors with a lower-than-expected film release schedule for 2018, as well as increased content investment costs at its Starz network. We believe focusing on growing proprietary content on Starz is a smart long-term strategy and should drive improved long- term growth and retention of its subscriber base. LendingTree, Inc. (TREE), an online lead generation company for lending activity, was also an underperformer in the period. The stock came under pressure recently as increased interest rates created investor concern about the potential for a slowdown in growth of the company’s mortgage segment. Despite interest rate volatility, we believe LendingTree is positioned well to compete in the mortgage segment longer term, as well as expand in other segments, such as credit cards and personal loans.

Outlook and Positioning

As of the end of the first half of 2018, the Fund was overweight primarily in the Information Technology and Financial sectors and underweight primarily in the Industrials and Health Care sectors.

FTSE Russell annually reconstitutes its Russell U.S. indexes in June to reflect changes in market capitalization, sector composition, company rankings and style orientations. This year there were notable adjustments to the Russell 2000® Growth Index. The Biotechnology industry grew to represent more than 12% of the Index, which is one of its highest representations on record. Biotechnology is the Fund’s most significantly underweight industry, with a less than 2% allocation. Despite this, we have been finding attractive valuations and growth opportunities in other industries within the Health Care sector and have been adding to the Fund’s exposure. Conversely, Information Technology fell to approximately 19% of the benchmark with the reconstitution. This was a significant decrease, particularly in the software industry, which has been a major driver of returns over the last 12 months. We have been actively trimming back the Fund’s positions in the software industry due to increasing concerns about valuations.

Stock Performance (for the six months ended 6/30/18)

	Average	Contribution
5 Highest	Weight	to Return
HealthEquity, Inc	2.05%	1.14%
Zendesk, Inc.	2.19	1.12
Twilio, Inc.	0.96	1.04
Everbridge, Inc.	1.77	0.92
Amedisys, Inc.	1.63	0.87
	Average	Contribution
5 Lowest	Weight	to Return
Lions Gate Entertainment Corp. - Class B	0.77%	-0.30%
LendingTree, Inc.	1.08	-0.33
Lions Gate Entertainment Corp. - Class A	0.98	-0.34
Pacira Pharmaceuticals, Inc.	0.78	-0.35
QTS Realty Trust, Inc.	1.19	-0.50

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	7

Segall Bryant & Hamill Small Cap Growth Fund II	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Institutional Class (WTSLX)	16.28%	27.74%	6.07%	10.04%	7.40%	10.73%	10/1/1999
Russell 2000® Growth Index	9.70	21.86	10.60	13.65	11.24	7.25
Segall Bryant & Hamill Small Cap Growth II Custom Index	9.70	21.86	11.28	13.71	10.62	7.89
Russell Midcap® Growth Index	5.40	18.52	10.73	13.37	10.45	7.81
Lipper Small-Cap Growth Index	12.37	26.33	11.72	13.22	10.58	7.76

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.09%, Net: 1.09%

Effective December 27, 2016 the Retail Class was designated Institutional Class.

Sector Allocation (as of 6/30/18)

Information Technology	28.2%
Health Care	22.3
Consumer Discretionary	15.1
Industrials	11.2
Financials	9.9
Consumer Staples	2.7
Telecommunication Services	1.8
Energy	1.8
Materials	1.7
Real Estate	1.1

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

EPAM Systems, Inc.	2.5%
Amedisys, Inc.	2.4
Envestnet, Inc.	2.3
Trupanion, Inc.	2.3
Globus Medical, Inc.	2.2
Vail Resorts, Inc.	2.1
Live Nation Entertainment, Inc.	2.1
Zendesk, Inc.	2.1
Hexcel Corp.	2.0
Silicon Laboratories, Inc.	1.9
Total (% of Net Assets)	21.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Small Cap Growth Fund II was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Institutional Class for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. Returns were affected by proceeds from class action settlements paid to the fund during the fiscal year ended December 31, 2017.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

8	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund II	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

Domestic equity returns for the first half of 2018 were largely driven by gains in the second quarter, as small caps surged in the period, largely brushing off escalating trade war tensions. Smaller companies typically have more domestic exposure than larger companies and thus should generally be less affected by trade war ramifications. The Russell 2000® Growth Index returned 7.23% in the second quarter and 9.70% for the first half of 2018. Increased volatility has created greater divergence among sectors, providing a positive backdrop for active management.

Fund Performance

The Segall Bryant & Hamill Small Cap Growth Fund II outperformed its benchmark for the first half of 2018, returning 16.28% compared to the Russell 2000® Growth Index’s 9.70% return.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the first half of 2018 were Information Technology, Health Care and Industrials. The Fund’s best-performing stock in the period was HealthEquity, Inc. (HQY), a leading health savings account (HSA) technology platform provider. The stock outperformed due to continued HSA market growth along with market share gains from less-sophisticated competitor offerings. Additionally, the company has benefited from rising interest rates, and profitability has been better than expected in recent quarters. With approximately 15% market share, HealthEquity has, in our view, a large opportunity ahead. Twilio, Inc. (TWLO), a leading communications software provider, was strong in the period after reporting excellent results with accelerating revenue growth and improved gross profit margins in the second quarter. Twilio provides a platform that enables companies such as Uber, Zendesk, Salesforce.com and Airbnb to add communication capabilities to their web and mobile platforms. We believe Twilio has a very large addressable market, leading technology and a disruptive platform that has the potential to continue to drive impressive growth. Amedisys, Inc. (AMED), a leading provider of home health care, was another significant contributor to the Fund’s performance in the first half of the year. The company reported better-than-expected revenues and earnings results in the second quarter. Additionally, management has invested heavily in personnel, quality and technology initiatives in recent years and those investments have driven solid results. Home health industry fundamentals appear strong, and we believe Amedisys is well positioned to outperform industry peers.

Detractors from Return

Real Estate and Financials were the only sectors that detracted from the Fund’s performance relative to its benchmark in the first half of 2018.

The Fund’s worst-performing stock in the period was QTS Realty Trust, Inc. (QTS), a data center real estate investment trust (REIT). The stock underperformed after the company announced a restructuring in the first quarter of 2018. QTS detailed plans to largely exit its cloud business and focus its efforts on growing its colocation and wholesale segments. We believe this should ultimately provide better growth and returns on incremental investments. Lions Gate Entertainment Corp. (LGF) was also a significant detractor in the period. This entertainment content producer and distributor disappointed investors with a lower-than-expected film release schedule for 2018, as well as increased content investment costs at its Starz network. We believe focusing on growing proprietary content on Starz is a smart long-term strategy and should drive improved long-term growth and retention of its subscriber base. LendingTree, Inc. (TREE), an online lead generation company for lending activity, was also an underperformer in the period. The stock came under pressure recently as increased interest rates created investor concern about the potential for a slowdown in growth of the company’s mortgage segment. Despite interest rate volatility, we believe LendingTree is positioned well to compete in the mortgage segment longer term, as well as expand in other segments, such as credit cards and personal loans.

Outlook and Positioning

As of the end of the first half of 2018, the Fund was overweight primarily in the Information Technology and Financial sectors and underweight primarily in the Industrials and Health Care sectors.

FTSE Russell annually reconstitutes its Russell U.S. indexes in June to reflect changes in market capitalization, sector composition, company rankings and style orientations. This year there were notable adjustments to the Russell 2000® Growth Index. The Biotechnology industry grew to represent more than 12% of the Index, which is one of its highest representations on record. Biotechnology is the Fund’s most significantly underweight industry, with a less than 2% allocation. Despite this, we have been finding attractive valuations and growth opportunities in other industries within the Health Care sector and have been adding to the Fund’s exposure. Conversely, Information Technology fell to approximately 19% of the benchmark with the reconstitution. This was a significant decrease, particularly in the software industry, which has been a major driver of returns over the last 12 months. We have been actively trimming back the Fund’s positions in the software industry due to increasing concerns about valuations.

Stock Performance (for the six months ended 6/30/18)

	Average	Contribution
5 Highest	Weight	to Return
HealthEquity, Inc.	2.05%	1.15%
Zendesk, Inc.	2.20	1.14
Twilio, Inc.	0.96	1.04
Everbridge, Inc.	1.78	0.92
Amedisys, Inc.	1.63	0.86
	Average	Contribution
5 Lowest	Weight	to Return
Lions Gate Entertainment Corp. - Class B	0.77%	-0.31%
LendingTree, Inc.	1.07	-0.33
Lions Gate Entertainment Corp. - Class A	0.99	-0.34
Pacira Pharmaceuticals, Inc.	0.79	-0.35
QTS Realty Trust, Inc.	1.20	-0.52

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	9

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in small- and medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSDX)	1.51%	3.81%	—	—	—	1.53%	12/16/2016
Institutional Class (WISDX)	1.52	3.92	—	—	—	1.66	12/16/2016
Russell 2500™ Value Index	3.00	11.49	—	—	—	8.60
Lipper Mid-Cap Value Index	0.49	9.36	—	—	—	7.52

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 10.57%, Net: 1.21%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 10.41%, Net: 1.06%

Sector Allocation (as of 6/30/18)

Financials	21.2%
Real Estate	14.6
Industrials	12.2
Consumer Discretionary	11.4
Information Technology	10.8
Utilities	7.1
Health Care	6.4
Energy	5.9
Materials	5.5

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

GEO Group, Inc.	3.1%
Enerplus Corp.	3.1
TiVo Corp.	2.4
Investors Bancorp, Inc.	2.4
OGE Energy Corp.	2.3
MDC Holdings, Inc.	2.3
Oshkosh, Corp.	2.1
Southwest Gas Holdings, Inc.	2.1
Big Lots, Inc.	2.1
Everest Re Group, Ltd.	2.1
Total (% of Net Assets)	24.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Smid Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month -end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small- and mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds. Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

10	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

In the first six months of 2018, U.S. equity markets climbed higher despite increased volatility, which was fueled by anxiety about inflation, rising interest rates and growing tension over international trade. In general, U.S. equity markets shook off these concerns and instead shifted focus to the potential benefits of recent tax reform, healthy U.S. economic growth and strong labor demand. The markets continued to favor companies with the fastest growth and best fundamental execution, which led growth indexes to consistently outperform value indexes in this momentum-driven market.

Fund Performance

The Segall Bryant & Hamill Smid Cap Value Dividend Fund returned 1.51% (retail class) for the first half of 2018, underperforming the 3.00% return of its benchmark, the Russell 2500® Value Index. The market rebound was led by stocks with the highest growth rates, as valuation remained out of favor, and non- dividend paying stocks outperformed dividend payers. These factors created headwinds for the Fund in the first half of the year as it emphasizes valuation and invests primarily in dividend-paying stocks.

Contributors to Return

The sectors that contributed the most to the Fund’s return relative to its benchmark in the first half of 2018 were Real Estate, Information Technology and Industrials. GEO Group, Inc. (GEO), a prison real estate investment trust, was the Fund’s top performer in the Real Estate sector following solid first quarter results and new federal government funding measures. We believe that a backlog of new business is building as demand from states and the Federal Bureau of Prisons could potentially increase Immigration and Customs Enforcement (ICE) and the U.S. Marshall Service’s need for detainment beds. Information Technology sector holding Travelport Worldwide, Ltd. (TVPT), a provider of global distribution systems for the travel industry, was another of the Fund’s top performers. The company reported accelerating sales growth and stable profit margins, and company management also indicated that each of its business regions was showing healthy volume growth. We believe its international business should continue to grow following new contract wins and strong free cash flow that has been designated for debt reduction. Travelport’s stock got an additional boost as an activist investor, Elliott Management Corp., announced it had taken an 11.8% interest in the company and was seeking to discuss operational and strategic opportunities with company leadership. Health Care sector holding Ensign Group, Inc. (ENSG), a provider of skilled nursing and assisted living services, was another top performer in the first six months of 2018. Ensign shares moved higher following strong first quarter of 2018 results, as the company drove higher occupancy and improved pricing. Additionally, Ensign saw strong improvement in facilities that the company recently acquired.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Consumer Discretionary, Financials and Consumer Staples. Discount retailer Big Lots, Inc. (BIG) was a detractor in the first half of the year after reporting weaker-than-expected same store sales and providing first quarter guidance for earning estimates that was below expectations. The furniture, lawn and garden categories were the main culprits as inclement spring weather impacted sales and a highly promotional mattress competitor took market share over the important President’s Day weekend. Cost controls and a 20% increase in its dividend were bright spots this year. With the business stabilizing due to more normalized weather, and the depressed stock valuation in our view reflecting a deterioration of sales and profit margins into perpetuity, we saw what we believe was an opportunity and added to the Fund’s position. Goodyear Tire & Rubber Co. (GT), a manufacturer and distributor of tires and related products, was another detractor within the Consumer Discretionary sector. The company reported disappointing earnings and reduced long-term operating profit targets as rising oil prices increased the company’s raw materials costs. Goodyear has had challenges with balancing volumes and pricing. Additionally, lower-end segments of the tire market have proven vulnerable to foreign competitors. As commodities continued to rise and competitive activity remained fierce, we chose to sell the stock. Financial sector holding Radian Group, Inc. (RDN), a leading mortgage insurer and market data provider, was also among the Fund’s poorest performers. The company and its competitors announced price cuts that gave most of the tax benefits from recent federal tax reform back to the consumer, while retaining comparable returns on capital for the industry. As we head into the second half of 2018, underlying demand from home buyers for mortgage insurance appears strong, credit trends continue to look good, and we believe estimated future earnings and returns remain supportive of a healthy industry.

Outlook and Positioning

We believe the market will likely continue to wrestle with the implications of a trade war and the potential effects it could have on the current outlook for strong economic growth supported by a tight labor market. The risk of a stronger U.S. dollar or rising inflation and the ensuing reaction from the U.S. Federal Reserve (Fed) could result, at the very least, in higher market volatility. As value-focused investors, a significant component of our strategy is dedicated to finding fundamentally sound companies that we believe are mispriced by the markets. As such, we view market volatility as a potential opportunity to find such companies and believe the Fund is well positioned should volatility increase.

Stock Performance (for the six months ended 6/30/18)

	Average	Contribution
5 Highest	Weight	to Return
Travelport Worldwide, Ltd.	1.88%	0.75%
Ensign Group, Inc.	1.39	0.74
Enerplus Corp.	2.84	0.71
GEO Group, Inc.	2.51	0.63
Phibro Animal Health Corp.	1.76	0.62
	Average	Contribution
5 Lowest	Weight	to Return
Oshkosh, Corp.	1.46%	-0.35%
Goodyear Tire & Rubber Co.	0.86	-0.36
Ingredion, Inc.	1.78	-0.40
Big Lots, Inc.	1.82	-0.47
Radian Group, Inc.	1.95	-0.53

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	11

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	-0.89%	4.08%	8.00%	10.07%	7.85%	9.18%	10/1/1998
Institutional Class (WIMCX)	-0.77	4.29	8.18	10.18	7.91	9.21	4/29/2016
Russell Midcap® Value Index	-0.16	7.60	8.80	11.27	10.06	10.19
Lipper Mid-Cap Value Index	0.49	9.36	7.48	10.17	8.99	9.58

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.16%, Net: 1.16%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.97%, Net: 0.97%

Sector Allocation (as of 6/30/18)

Financials	17.1%
Real Estate	15.2
Industrials	11.6
Utilities	10.9
Information Technology	9.2
Health Care	9.0
Consumer Discretionary	6.8
Consumer Staples	6.6
Energy	6.5
Materials	5.1
Telecommunication Services	1.5

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

OGE Energy Corp.	2.8%
Lamb Weston Holdings, Inc.	2.7
Grifols SA	2.6
Anadarko Petroleum Corp.	2.5
Range Resources Corp.	2.5
AmerisourceBergen Corp.	2.4
Genpact, Ltd.	2.4
Investors Bancorp, Inc.	2.3
Carter's, Inc.	2.3
Xcel Energy, Inc.	2.3
Total (% of Net Assets)	24.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Mid Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month -end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

12	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

In the first six months of 2018, U.S. equity markets climbed higher despite increased volatility, which was fueled by anxiety about inflation, rising interest rates and growing tension over international trade. U.S. equity markets in general shook off these concerns and instead shifted focus to the potential benefits of recent tax reform, healthy U.S. economic growth and strong labor demand. The markets continued to favor companies with the fastest growth and best fundamental execution, which led growth indexes to consistently outperform value indexes in this momentum-driven market.

Fund Performance

The Segall Bryant & Hamill Mid Cap Value Dividend Fund returned -0.89% (retail class) for the first half of 2018, trailing the -0.16% return of its benchmark, the Russell Midcap® Value Index. The market rebound was led by stocks with the highest growth rates, as valuation remained out of favor, and non -dividend paying stocks outperformed dividend payers. These factors created headwinds for the Fund in the first half of the year as it emphasizes valuation and invests primarily in dividend-paying stocks.

Contributors to Return

The sectors that contributed the most to the Fund’s return relative to its benchmark in the first half of 2018 were Consumer Staples, Energy and Industrials. The Industrials sector was the benchmark’s largest detractor in the first half of 2018. The Fund, however, was able to mitigate some of the downward momentum in Industrials and outperformed the benchmark in the sector through effective stock selection. Within the Consumer Staples sector, Lamb Weston Holdings, Inc. (LW), a manufacturer and marketer of value -added frozen potato products, was the Fund’s top-performing stock. The company reported a strong third quarter of 2017, due to an acceleration of both volumes and pricing. Industry capacity has remained extremely tight and demand has continued to build, which we believe bodes well for the company’s future cash flow generation. Anadarko Petroleum Corp. (APC), an international exploration and production company, was the top-performing stock within the Energy sector, and in the Fund as a whole, for the first half of the year. The stock moved higher due to solid operational fundamentals, as well as higher oil prices. Investors have taken notice of the company’s ability to fund growth with internally generated cash flow while increasing the dividend, buying back stock and paying down debt.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Health Care, Information Technology and Consumer Discretionary. DENTSPLY SIRONA, Inc. (XRAY), a leading producer of dental supplies and advanced imaging equipment, underperformed in the first six months of 2018 due to decreased spending by distributors on dental consumables. We have recently noted an improving tone and a more optimistic spending outlook from the major dental distributors. Additionally, our research suggests that a better operating environment may be on the horizon. Nonetheless, we will continue monitoring the dental spending and competitive environment closely. Goodyear Tire & Rubber Co. (GT), a manufacturer and distributor of tires and related products, was the Fund’s largest detractor within the Consumer Discretionary sector. The company reported disappointing earnings and subsequently reduced long-term operating profit targets as rising oil prices increased the company’s raw materials costs. Goodyear has had challenges with balancing volumes and pricing. Additionally, lower-end segments of the tire market have proven vulnerable to foreign competitors. As commodities continued to rise and competitive activity remained fierce, we chose to sell the stock. The Information Technology sector was the benchmark’s second-strongest performing sector for the first six months of this year. Returns in the sector were mostly driven by stocks that the Fund did not own because they did not meet our value-centric parameters. Although the Fund’s Information Technology sector stocks generally performed well, they were unable to keep pace with the benchmark.

Outlook and Positioning

We believe the markets will likely continue to wrestle with the implications of a trade war and the potential effects it could have on the current outlook for strong economic growth supported by a tight labor market. The risk of a stronger U.S. dollar or rising inflation and the ensuing reaction from the U.S. Federal Reserve (Fed) could result, at the very least, in higher market volatility. As value-focused investors, a significant component of our strategy is dedicated to finding fundamentally sound companies that we believe are mispriced by the market. As such, we view market volatility as a potential opportunity to find such companies and believe the Fund is well positioned should volatility increase.

Stock Performance (for the six months ended 6/30/18)

	Average	Contribution
5 Highest	Weight	to Return
Anadarko Petroleum Corp.	2.07%	0.66%
Lamb Weston Holdings, Inc.	2.76	0.58
AmTrust Financial Services, Inc.	0.85	0.44
Marathon Petroleum Corp.	1.25	0.32
Enerplus Corp.	1.30	0.32

	Average	Contribution
5 Lowest	Weight	to Return
Goodyear Tire & Rubber Co.	1.04%	-0.34%
Oshkosh Corp.	1.45	-0.36
DENTSPLY SIRONA, Inc.	0.91	-0.38
Ingredion, Inc.	1.96	-0.43
Radian Group, Inc.	1.94	-0.51

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	13

Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMGX)	-1.05%	4.53%	-4.23%	4.25%	4.99%	9.29%	8/1/1986
Institutional Class (WIMGX)	-0.82	4.81	-4.01	4.45	5.17	9.35	9/28/2007
Russell Midcap® Value Index	-0.16	7.60	8.80	11.27	10.06	11.70
Segall Bryant & Hamill Mid Cap Value Dividend II Custom Index	-0.16	7.60	5.18	9.93	8.76	10.12
Russell Midcap® Growth Index	5.40	18.52	10.73	13.37	10.45	10.65
Lipper Mid-Cap Value Index	0.49	9.36	7.48	10.17	8.99	10.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.25%, Net: 1.15%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.20%, Net: 1.00%

Sector Allocation (as of 6/30/18)

Financials	16.9%
Real Estate	15.0
Industrials	11.4
Utilities	10.7
Information Technology	9.0
Health Care	8.9
Consumer Discretionary	6.7
Consumer Staples	6.5
Energy	6.4
Materials	5.0
Telecommunication Services	1.5

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

OGE Energy Corp.	2.7%
Lamb Weston Holdings, Inc.	2.6
Grifols SA	2.6
Anadarko Petroleum Corp.	2.5
Range Resources Corp.	2.5
Genpact, Ltd.	2.4
AmerisourceBergen Corp.	2.4
Investors Bancorp, Inc.	2.3
Carter's, Inc.	2.3
Xcel Energy, Inc.	2.3
Total (% of Net Assets)	24.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Mid Cap Value Dividend Fund II was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/ reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. This fund’s benchmark was changed effective January 1, 2017, please refer to the prospectus for additional information.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

14	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

In the first six months of 2018, U.S. equity markets climbed higher despite increased volatility, which was fueled by anxiety about inflation, rising interest rates and growing tension over international trade. U.S. equity markets in general shook off these concerns and instead shifted focus to the potential benefits of recent tax reform, healthy U.S. economic growth and strong labor demand. The markets continued to favor companies with the fastest growth and best fundamental execution, which led growth indexes to consistently outperform value indexes in this momentum-driven market.

Fund Performance

The Segall Bryant & Hamill Mid Cap Value Dividend Fund II returned -1.05% (retail class) for the first half of 2018, trailing the - 0.16% return of its benchmark, the Russell Midcap® Value Index. The market rebound was led by stocks with the highest growth rates, as valuation remained out of favor, and non -dividend paying stocks outperformed dividend payers. These factors created headwinds for the Fund in the first half of the year as it emphasizes valuation and invests primarily in dividend-paying stocks.

Contributors to Return

The sectors that contributed the most to the Fund’s return relative to its benchmark in the first half of 2018 were Consumer Staples, Energy and Industrials. The Industrials sector was the benchmark’s largest detractor in the first half of 2018. The Fund, however, was able to mitigate some of the downward momentum in Industrials and outperformed the benchmark in the sector through effective stock selection. Within the Consumer Staples sector, Lamb Weston Holdings, Inc. (LW), a manufacturer and marketer of value -added frozen potato products, was the Fund’s top-performing stock. The company reported a strong third quarter of 2017, due to an acceleration of both volumes and pricing. Industry capacity has remained extremely tight and demand has continued to build, which we believe bodes well for the company’s future cash flow generation. Anadarko Petroleum Corp. (APC), an international exploration and production company, was the top-performing stock within the Energy sector, and in the Fund as a whole, for the first half of the year. The stock moved higher due to solid operational fundamentals, as well as higher oil prices. Investors have taken notice of the company’s ability to fund growth with internally generated cash flow while increasing the dividend, buying back stock and paying down debt.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Health Care, Information Technology and Consumer Discretionary. DENTSPLY SIRONA, Inc. (XRAY), a leading producer of dental supplies and advanced imaging equipment, underperformed in the first six months of 2018 due to decreased spending by distributors on dental consumables. We have recently noted an improving tone and a more optimistic spending outlook from the major dental distributors. Additionally, our research suggests that a better operating environment may be on the horizon. Nonetheless, we will continue monitoring the dental spending and competitive environment closely. Goodyear Tire & Rubber Co. (GT), a manufacturer and distributor of tires and related products, was the Fund’s largest detractor within the Consumer Discretionary sector. The company reported disappointing earnings and subsequently reduced long-term operating profit targets as rising oil prices increased the company’s raw materials costs. Goodyear has had challenges with balancing volumes and pricing. Additionally, lower-end segments of the tire market have proven vulnerable to foreign competitors. As commodities continued to rise and competitive activity remained fierce, we chose to sell the stock. The Information Technology sector was the benchmark’s second-strongest performing sector for the first six months of this year. Returns in the sector were mostly driven by stocks that the Fund did not own because they did not meet our value-centric parameters. Although the Fund’s Information Technology sector stocks generally performed well, they were unable to keep pace with the benchmark.

Outlook and Positioning

We believe the markets will likely continue to wrestle with the implications of a trade war and the potential effects it could have on the current outlook for strong economic growth supported by a tight labor market. The risk of a stronger U.S. dollar or rising inflation and the ensuing reaction from the U.S. Federal Reserve (Fed) could result, at the very least, in higher market volatility. As value-focused investors, a significant component of our strategy is dedicated to finding fundamentally sound companies that we believe are mispriced by the market. As such, we view market volatility as a potential opportunity to find such companies and believe the Fund is well positioned should volatility increase.

Stock Performance (for the six months ended 6/30/18)

	Average	Contribution
5 Highest	Weight	to Return
Anadarko Petroleum Corp.	2.08%	0.66%
Lamb Weston Holdings, Inc.	2.78	0.59
AmTrust Financial Services, Inc.	0.86	0.44
Marathon Petroleum Corp.	1.27	0.33
Enerplus Corp.	1.31	0.32

	Average	Contribution
5 Lowest	Weight	to Return
Goodyear Tire & Rubber Co.	1.03%	-0.34%
Oshkosh Corp.	1.46	-0.36
DENTSPLY SIRONA, Inc.	0.92	-0.38
Ingredion, Inc.	1.97	-0.43
Radian Group, Inc.	1.97	-0.51

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	15

Segall Bryant & Hamill Large Cap Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager
Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	-0.73%	9.42%	4.36%	9.51%	7.11%	8.67%	6/1/1988
Institutional Class (WILGX)	-0.65	9.74	4.62	9.77	7.31	8.74	9/28/2007
Russell 1000® Index	2.85	14.54	11.64	13.37	10.20	10.61
Segall Bryant & Hamill Large- Cap Dividend Custom Index	2.85	14.54	10.85	13.83	10.61	10.16
Russell 1000® Growth Index	7.25	22.51	14.98	16.36	11.83	10.56
Lipper Large-Cap Core Index	2.09	13.34	10.96	12.15	9.05	9.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.76%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.61%, Net: 0.74%

Sector Allocation (as of 6/30/18)

Consumer Discretionary	20.2%
Information Technology	19.1
Health Care	13.8
Consumer Staples	10.8
Financials	10.6
Utilities	8.3
Industrials	7.7
Materials	4.0
Energy	3.9

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

Ralph Lauren Corp.	4.8%
Exelon Corp.	4.7
Broadridge Financial Solutions, Inc.	4.6
Lowe's Cos., Inc.	4.5
Target Corp.	4.1
Pfizer, Inc.	4.1
Eastman Chemical Co.	4.0
Walmart, Inc.	3.9
Occidental Petroleum Corp.	3.9
CSX Corp.	3.9
Total (% of Net Assets)	42.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Large Cap Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. This fund’s benchmark was changed effective January 1, 2017, please refer to the prospectus for additional information.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

16	| www.sbhfunds.com

Segall Bryant & Hamill Large Cap Dividend Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

In the first six months of 2018, U.S. equity markets climbed higher despite increased volatility, which was fueled by anxiety about inflation, rising interest rates and growing tension over international trade. U.S. equity markets in general shook off these concerns and instead shifted focus to the potential benefits of recent tax reform, healthy U.S. economic growth and strong labor demand. The markets continued to favor companies with the fastest growth and best fundamental execution, which led growth indexes to consistently outperform value indexes in this momentum-driven market.

Fund Performance

The Segall Bryant & Hamill Large Cap Value Dividend Fund returned -0.73% (retail class) for the first six months of 2018, trailing the 2.85% return of its benchmark, the Russell 1000® Index. The market rebound was led by growth stocks, with valuation remaining out of favor, and non-dividend payers outperforming dividend payers. These factors created headwinds for the Fund in the first half of the year as it emphasizes valuation and invests primarily in dividend-paying stocks.

Contributors to Return

The sectors that contributed the most to the Fund’s return relative to its benchmark in the first half of the year were Industrials, Utilities and Materials. The Fund’s relative outperformance in the Utilities and Materials sectors in the period was due to effective stock selection in the sectors, with no individual holdings being among the Fund’s top performers. Industrials sector holding CSX Corp. (CSX), a rail transport provider, outperformed during the second quarter following a strong first quarter earnings report that beat estimates, supported by increased yields and strong operational improvement. Following in the stead of its late CEO, Hunter Harrison, new management at CSX has continued to pursue operational excellence through precision scheduled railroading, which has subsequently propelled returns and cash flow improvement. Energy sector holding Occidental Petroleum Corp. (OXY), an oil and gas exploration company, was a strong performer in the first half of 2018 on the heels of rising oil prices. The stock made an additional move higher after the company reported better-than-expected earnings and cash flows and announced the reinstatement of its stock buyback program.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Information Technology, Consumer Staples and Health Care. The Information Technology sector was the benchmark’s top-performing sector in the period as growth-oriented stocks were more in favor. The Fund’s more value- centric holdings in the Information Technology sector were unable to keep pace with this momentum -driven market. The Fund’s poorest performer in the first half of the year was Consumer Staples sector holding General Mills, Inc. (GIS). General Mills was not immune to the rising input costs plaguing the food product industry and exacerbated this with supply chain and distribution inefficiencies. The stock reacted negatively to reduced earnings estimates caused by these cost pressures. With that said, the company continued to generate strong cash flow and returned cash to shareholders. We anticipate an improvement in the structure of the business through an infrastructure realignment and implementation of cost control programs. Cardinal Health, Inc. (CAH), a leading distributor of branded and generic pharmaceuticals and medical products, underperformed in the first six months of 2018. The company has been facing headwinds in generic drug pricing, and this backdrop was compounded by inconsistent execution in its acquisition of Cordis Corp. Additionally, late in the second quarter Amazon announced its long-anticipated entry into the prescription drug supply chain through its acquisition of PillPack, which drove the stocks of many pharmaceutical companies, including Cardinal Health, lower. As of period -end, the Fund maintained a position in the Cardinal Health, owing to its dividend yield, historic emphasis on dividend growth, consistent cash generation, and low payout ratio. Nonetheless, we continue to monitor developments.

Outlook and Positioning

We believe the markets will likely continue to wrestle with the implications of a trade war and the potential effects it could have on the current outlook for strong economic growth supported by a tight labor market. The risk of a stronger U.S. dollar or rising inflation and the ensuing reaction from the U.S. Federal Reserve (Fed) could result, at the very least, in higher market volatility. As value-focused investors, a significant component of our strategy is dedicated to finding fundamentally sound companies that we believe are mispriced by the market. As such, we view market volatility as a potential opportunity to find such companies and believe the Fund is well positioned should volatility increase.

Stock Performance (for the six months ended 6/30/18)

5 Highest	Average Weight	Contribution to Return
Broadridge Financial Solutions, Inc.	4.15%	1.01%
Ralph Lauren Corp.	4.31	0.85
Occidental Petroleum Corp.	4.03	0.77
Target Corp.	3.88	0.70
CSX Corp.	3.94	0.67

5 Lowest	Average Weight	Contribution to Return
Chubb, Ltd.	3.80%	-0.50%
Walmart, Inc.	3.82	-0.50
Starbucks Corp.	1.17	-0.59
Cardinal Health, Inc.	3.43	-0.72
General Mills, Inc.	3.27	-0.89

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	17

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	0.81%	16.96%	10.13%	6.82%	7.83%	5.81%	12/15/1999
Institutional Class (WIIFX)	0.91	17.20	10.30	6.92	7.88	5.83	4/29/2016
MSCI ACWI ex USA Small Cap Index	-2.94	10.57	7.94	8.98	5.77	7.27
MSCI EAFE Small Cap Index	-1.33	12.45	10.09	11.32	6.81	8.03
Lipper International Small-Cap Index	-1.50	11.00	8.42	9.59	6.22	7.61

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.75%, Net: 1.50%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.57%, Net: 1.35%

Sector Allocation (as of 6/30/18)

Information Technology	36.7%
Consumer Discretionary	24.0
Financials	12.9
Industrials	8.3
Health Care	6.0
Consumer Staples	4.7
Telecommunication Services	3.6
Real Estate	2.8

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

Webjet, Ltd.	4.9%
Keywords Studios PLC	4.7
Sanne Group PLC	4.6
Amaysim Australia, Ltd.	3.6
Corporate Travel Management, Ltd.	3.6
Boyd Group Income Fund	3.3
Fortnox AB	3.3
M&A Capital Partners Co., Ltd.	3.1
Autohome, Inc.	3.0
Constellation Software, Inc.	3.0
Total (% of Net Assets)	37.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Fundamental International Small Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/ reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. Commencing April 29, 2016, the Adviser voluntarily agreed to waive an additional portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses so that the ratio of expenses to average net assets of the Fund do not exceed 1.44%.

This fund’s benchmark was changed effective August 29, 2016, please refer to the prospectus for additional information.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

18	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

Headlines speculating about the potential for a global trade war emanating from U.S. policy contributed to increased volatility in equity markets over the first half of the year. Global economic growth continued at a healthy pace, but a caveat for international markets has been a more hawkish stance from the U.S. Federal Reserve (Fed). Rising interest rates in the United States and subsequent strengthening of the U.S. dollar have taken a toll on international markets, particularly in emerging countries. The debate about whether emerging countries are stronger financially than in the past continued, while many investors preferred waiting on the sidelines. In the first half of 2018, equity markets in economically sound, developed countries, such as the United States, outpaced returns in emerging markets, where sensitivity to a strengthening U.S. dollar has historically had a negative effect on emerging economies whose debt is largely U.S. dollar based.

Fund Performance

In contrast to the positive performance in U.S. equity markets, fears of inflation and concern that global growth would slow, created a headwind in international equity markets in the first half of 2018. International indexes largely performed in negative territory, with major declines occurring in emerging markets. Against this backdrop, the Segall Bryant & Hamill Fundamental International Small Cap Fund returned 0.81% (retail class) for the first half of 2018, outperforming the -2.94% return posted by its benchmark, the MSCI ACWI ex USA Small Cap Index.

The Fund’s holdings in China held up well over the first half of the year, while the China-based holdings in the benchmark finished in negative territory. The Fund’s holdings in Sweden also fared better than those in the benchmark. The Fund’s holdings in Turkey and Denmark detracted from its performance relative to the benchmark for the period.

Contributors to Return

At the company-specific level, the Fund’s top contributor was China-based Autohome, Inc., which operates the largest online automotive classifieds site in China. The company has a large, engaged user base and the auto market in China is growing rapidly, which we believe provides strong support for Autohome’s future growth. As an online portal, the company requires little incremental capital to grow, and thus has realized strong margins and generated substantial free cash flow. The online classifieds market, especially for niches such as autos and real estate, is typically a winner-take-most market, and we believe Autohome is well positioned to continue to be the dominant player. M&A Capital Partners Co., Ltd., based in Japan, was another significant contributor to performance. The company is the second-largest mergers and acquisitions advisory firm for small- and medium-sized enterprises (SMEs) in Japan. SMEs in Japan have been facing succession issues, largely due to the country’s aging population. We believe M&A Capital is well positioned as a leader in providing advice to SME business owners about selling their businesses and transitioning ownership. M&A Capital has expertise in sourcing clients directly and has a strong presence in certain niches, such as advising on retail pharmacy mergers and acquisitions.

Detractors from Return

Australia-based Amaysim Australia Ltd. was a significant detractor from the Fund’s performance in the first half of the year. The company is Australia’s largest mobile virtual network operator (MVNO) and provides discount mobile and data phone plans. MVNOs are able to offer inexpensive plans to consumers, as they lease access to major phone networks, and do not own any of the infrastructure themselves. Recently, amaysim augmented its offerings via acquisition to include fixed-line broadband plans, energy and gas plans, and devices, such as handsets and tablets. The aim of these additional offerings is both to retain and broaden its consumer base by creating a single online destination for multiple household needs. During the period, amaysim gave a disappointing trading update and its shares declined. IBJ, Inc., a Japan-based marriage service company, was also among the Fund’s largest detractors in the first six months of 2018. Japan has faced a declining marriage rate since the 1980s, as young people became too busy to meet potential partners, and companies, such as IBJ, aim to address this by staging events and opportunities for singles to meet. IBJ is one of the largest organizers of matchmaking events and has built up a substantial network of roughly 60,000 independent matchmakers in Japan. Over the period, however, investors were disappointed with the company’s aggressive investment in human resources and events that adversely affected profit margins.

Outlook and Positioning

We believe that our emphasis on fundamentally sound companies with reasonable valuations will continue to position the Fund well, particularly if volatility caused by market uncertainty returns. While we have been witnessing the reluctance of institutional investors globally to take a more bullish stance, as evidenced by recent negative market returns, we remain confident that successful companies won’t be overlooked by the markets for long.

Stock Performance (for the six months ended 6/30/18)

5 Highest	Average Weight	Contribution to Return
Autohome, Inc.	3.23%	1.52%
M&A Capital Partners Co., Ltd.	3.06	1.11
Webjet, Ltd.	4.69	1.10
Corporate Travel Management, Ltd.	4.12	1.02
Softcat PLC	2.51	0.95

5 Lowest	Average Weight	Contribution to Return
Amaysim Australia, Ltd.	1.62%	-0.84%
IBJ, Inc.	2.42	-0.91
Qualicorp Consultoria e Corretora de Seguros SA	1.53	-0.94
Pandora A/S	2.60	-0.95
Logo Yazilim Sanayi Ve Ticaret AS	2.62	-1.28

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	19

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	-5.20%	2.88%	7.65%	7.47%	5.82%	8.38%	6/1/1988
Institutional Class (WIMVX)	-5.08	3.00	7.81	7.64	5.99	8.44	9/28/2007
Russell Developed Large-Cap Index	0.48	11.27	8.58	10.12	6.49	—
Segall Bryant & Hamill Global Large Cap Custom Index	0.48	11.27	8.58	10.12	8.20	9.83
S&P 500® Index	2.65	14.37	11.93	13.42	10.17	10.49
Lipper Large-Cap Core Index	2.09	13.34	10.96	12.15	9.05	9.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.21%, Net: 1.00%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.10%, Net: 0.85%

Sector Allocation (as of 6/30/18)

Consumer Discretionary	16.6%
Health Care	13.8
Consumer Staples	13.2
Information Technology	13.0
Financials	12.7
Industrials	8.9
Energy	7.0
Utilities	5.8
Materials	4.7
Telecommunication Services	3.2

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 6/30/18)

Koninklijke DSM N.V.	4.6%
AbbVie, Inc.	4.4
Walmart, Inc.	3.9
Toyota Motor Corp.	3.8
Whitbread PLC	3.7
Occidental Petroleum Corp.	3.7
Broadridge Financial Solutions, Inc.	3.6
US Bancorp	3.5
Lowe's Cos., Inc.	3.5
Nestle SA	3.4
Total (% of Net Assets)	38.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Global Large Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. This fund’s benchmark was changed effective June 30, 2015, please refer to the prospectus for additional information. A Since Inception return for the Russell Developed Large-Cap Index is not available because the Fund’s inception is prior to the index’s inception.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

20	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

In the first six months of 2018, U.S. equity markets climbed higher despite increased volatility, which was fueled by anxiety about inflation, rising interest rates and growing tension over international trade. U.S. equity markets in general shook off these concerns and instead shifted focus to the potential benefits of recent tax reform, healthy U.S. economic growth and strong labor demand. The markets continued to favor companies with the fastest growth and best fundamental execution, which led growth indexes to consistently outperform value indexes in this momentum-driven market.

Fund Performance

The Segall Bryant & Hamill Global Large Cap Dividend Fund returned -5.20% (retail class) for the first six months of 2018, trailing the 0.48% return of its benchmark, the Russell Developed Large-Cap Index. The rebound in the market was led by growth stocks, with valuation remaining out of favor, and non-dividend payers outperforming dividend payers. These factors created headwinds for the Fund in the first half of the year as it emphasizes valuation and invests primarily in dividend-paying stocks.

Contributors to Return

The sectors that contributed the most to the Fund’s return relative to its benchmark in the first half of 2018 were Energy, Materials and Financials. Occidental Petroleum Corp. (OXY), an oil and gas exploration company, was a strong performer in the first half of the year on the heels of rising oil prices. The stock made an additional move higher after the company reported better-than-expected earnings and cash flows and announced the reinstatement of its stock buyback program. Royal DSM, official stock name Koninklijke DSM N.V. (DSM), a manufacturer and marketer of nutritional and pharmaceutical ingredients, and industrial chemicals, was the Fund’s top performer within the Materials sector in the first half of 2018. The company offset currency headwinds with higher vitamin prices as a direct result of extremely tight industry conditions. With little net debt, strong cash flow growth and proceeds from asset sales, we believe that Royal DSM is in the position to increase dividends in the future. Information Technology sector holding Broadridge Financial Solutions, Inc. (BR), a leading global provider of investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporate issuers, was the Fund’s top performer. The company reported better-than-expected sales and earnings produced, in part, by event-driven fee revenue from continued investor activism. The company has also benefited from increased outsourcing and digitization trends in the financial services industry, a tailwind that we believe is poised to continue in the coming years. We believe Broadridge’s strong cash flows and balance sheet should allow the company to maintain its shareholder-friendly policy of growing its dividend at an attractive pace.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark in the first half of 2018 were Information Technology, Consumer Discretionary and Consumer Staples. A substantial portion of the Fund’s relative underperformance in the Information Technology sector was due to not owning Apple Inc. (AAPL), which appreciated nearly 10% in the first half of the year and has a meaningful weight in the benchmark. Another Information Technology sector holding, Sage Group PLC (SGE), was the Fund’s largest individual detractor in the period. Sage provides business management software and related products and services to small- and medium-sized business. The company reported weaker-than-expected revenue growth and reduced its estimates for full-year revenue growth following issues with operational execution in its Northern Europe and Middle East and Africa regions. While these issues were disappointing, we anticipate that demand along with cost containment efforts should result in improved cash flows over the longer term. Consumer Discretionary sector holding Starbucks Corp. (SBUX), a marketer and retailer of specialty coffee, was among the Fund’s largest detractors in the first six months of 2018. The company announced that sales growth for the year would be below expectations, which resulted in reduced earnings growth estimates. Weakness in its Frappuccino business, lower afternoon and evening sales, and slower growth in China were the primary causes. Sales at Starbucks in the United States improved in June and the company announced a 20% increase in its dividend and increased its commitment to return cash to shareholders by 2020 from $20 billion to $25 billion. We believe this commitment bodes well for future dividend growth.

Outlook and Positioning

We believe the markets will likely continue to wrestle with the implications of a trade war and the potential effects it could have on the current outlook for strong economic growth supported by a tight labor market. The risk of a stronger U.S. dollar or rising inflation and the ensuing reaction from the U.S. Federal Reserve (Fed) could result, at the very least, in higher market volatility. As value-focused investors, a significant component of our strategy is dedicated to finding fundamentally sound companies that we believe are mispriced by the market. As such, we view market volatility as a potential opportunity to find such companies and believe the Fund is well positioned should volatility increase.

Stock Performance (for the six months ended 6/30/18)

5 Highest	Average Weight	Contribution to Return
Broadridge Financial Solutions, Inc.	4.07%	0.97%
Occidental Petroleum Corp.	3.92	0.65
Total SA	2.07	0.48
Royal DSM NV	4.41	0.25
Royal Vopak NV	3.14	0.22

5 Lowest	Average Weight	Contribution to Return
Walmart, Inc.	3.90%	-0.49%
Starbucks Corp.	1.02	-0.52
Adecco Group AG	2.98	-0.63
British American Tobacco PLC	2.98	-0.72
Sage Group PLC	3.50	-0.80

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 35 for a description of the methodology used to construct this table.

Semi-Annual Report | June 30, 2018 |	21

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager	Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTIBX)	-1.19%	0.44%	2.39%	2.83%	4.01%	5.90%	3.22%	6/1/1988
Institutional Class (WIIBX)	-1.10	0.59	2.53	2.98	4.15	5.96	3.37	9/28/2007
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	1.72	2.27	3.72	6.20	—
Lipper Core Plus Bond Index*	-1.69	-0.21	2.10	2.71	4.66	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.77%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.56%, Net: 0.40%

Asset Allocation (as of 6/30/18)

Mortgage-Backed Securities Passthrough	23.9%
Industrial	21.4
Financial Institutions	16.9
Treasury	16.5
Local Authority	4.9
Asset Backed Securities	3.8
Commercial Mortgage-Backed Securities	3.3
Utility	3.2
Residential Mortgage-Backed Securities	2.6
Collateralized Loan Obligations	1.7

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure (as of 6/30/18)

Washington REIT	1.3%
San Francisco City and County CA Public Utilities	1.2
General Electric Co.	1.2
SPARK	1.1
JP Morgan Chase & Co.	1.1
Key Bank NA	1.0
Capital One NA	1.0
PSEG Power LLC	1.0
Tesco PLC	1.0
Boardwalk Pipeline	1.0
Total (% of Net Assets)	10.7%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30- Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.01% for the retail class and 3.21% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Plus Bond Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

*	A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Segall Bryant & Hamill Plus Bond Fund.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.

22	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

The yield curve flattened throughout the first half of 2018, with the U.S. Federal Reserve (Fed) increasing short-term interest rates, as expected, for the sixth and seventh times in the current cycle. While short-term rates were driven higher by the Fed’s actions, and intermediate-term rates rose proportionally, long-term rate moves were more limited due to signs of slowing economic growth and contained inflation. Near-term growth prospects in the United States have remained positive, but fears of escalating trade wars, compounded by a lack of clarity over immigration reform, adversely impacted forecasts for longer-term growth. At the same time, growth in Europe has been slowing despite continued quantitative easing (QE) and extraordinary monetary policy efforts. Recent elections in Italy once again called into question the sustainability of the entire European Union, which will likely continue to inhibit investment in the region, as uncertainty diminishes investor confidence. China also appears to be slowing to a more sustainable pace after years of exceptional growth. The result of these underlying trends was a 25 basis point (bps) increase in the 30-year U.S. Treasury’s yield, which ended the period at 2.99%. Over the first half of 2018, the two-year U.S. Treasury yield increased by 64 bps to a yield of 2.53% as of June 30, 2018.

Investment grade fixed income returns were generally negative as rates rose during the period. In general, investment grade corporate bonds underperformed relative to U.S. Treasuries and other sectors of the investment grade market, including asset-backed and mortgage-backed securities. The relative underperformance of investment grade corporate bonds versus other investment grade sectors seemed disconnected from the resilience demonstrated within high yield corporate bonds during the same period; particularly considering that the lowest-rated segments in the high yield market were in general the strongest performers within corporate bonds. Beyond the typical duration and income differentiation, we believe the contrast of performance is best explained by technical conditions, where it seems the continuing supply of investment grade corporate bonds encountered a more limited demand environment in the first half of the year as the appetite previously exhibited by foreign buyers and bond fund/ETFs waned.

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund returned-1.19% (retail class) for the semi-annual period, outperforming the -1.62% return recorded by its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

While investment grade corporate bonds underperformed during the first half of the year, and the Fund had an overweight position in this sector, the Fund’s orientation toward higher-quality, shorter-duration securities helped to limit the impact of general spread widening and contributed to the Fund’s outperformance. The Fund’s exposure to the higher- quality segment of the high yield market, while limited, was also a beneficial allocation within the corporate bond sector during the period.

Outlook and Positioning

The economic outlook has been clouded by the possibility that the Fed will continue to raise interest rates as the global economy slows. At times the market appears focused on the potential for Fed’s tightening policy to “over-shoot” and thus potentially advance yield curve inversion, choke off both inflation and growth, and ultimately lead to recession. At other points, there appears to be limited concern regarding the U.S. economy, as indicated by the performance of riskier assets such as equities and high yield securities. Heightened political uncertainty along with the counterbalancing effects of tax cut stimulus and interest rate tightening, following an extended period of near-zero interest rates, makes forecasting very challenging.

We have constructed the Fund with high-quality securities from sectors and issuers that many others overlook. We believe a rigorous bottom-up selection process and a focus on fixed income market inefficiencies are particularly valuable at this point in the credit cycle, when it is critically important to assess valuations, as well as differentiate the creditworthiness and long-term stability of each holding. Recognizing that we are late in the credit cycle, we have maintained our focus on quality and liquidity in an effort to mitigate negative credit events and market dislocations that could adversely impact the Fund. The Fund’s current duration positioning reflects our estimates of the probability of further short-term rate increases. We have also reduced the Fund’s exposure to intermediate-term maturities accordingly, as they are likely to suffer the most, while we believe the addition of high-quality, short-term securities offers attractive income opportunities. We have designed risk controls and emphasize downside protection as we strive to meet shareholder expectations for fixed income allocations within a diversified portfolio.

Semi-Annual Report | June 30, 2018 |	23

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager

Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTLTX)	-1.05%	0.93%	4.60%	4.94%	5.93%	7.25%	4.57%	6/1/1988
Institutional Class (WILTX)	-0.91	1.14	4.81	5.15	6.09	7.31	4.75	9/28/2007
Bloomberg Barclays U.S. Corporate High Yield Ba Index	-1.77	0.60	4.78	5.42	8.22	8.45	—
Lipper High Current Yield Index	-0.11	2.58	4.50	4.84	6.67	6.81	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.99%, Net: 0.86%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.79%, Net: 0.69%

Asset Allocation (as of 6/30/18)

Industrial	81.3%
Financial Institutions	9.3
Commercial Mortgage-Backed Securities	3.9
Energy Equipment & Services	1.0
Utility	0.7
Residential Mortgage-Backed Securities	0.6

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure (as of 6/30/18)

Goodyear Tire & Rubber Co.	2.9%
Range Resources Corp.	2.8
Potlatch Corp.	2.2
Tesoro Corp.	2.2
Quintiles Trans	2.2
CCO Holdings LLC	2.1
United Rental	2.1
Amerigas Partners	2.1
Diamondback Energy	2.1
Iron Mountain	2.0
Total (% of Net Assets)	22.6%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.44% for the retail class and 4.65% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Quality High Yield Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.

24	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

Riskier investments remained in demand during the first half of 2018. The Bloomberg Barclays U.S. Corporate High Yield Caa Index was the top-performing rating category within high yield during the period, posting a return of 3.17%. This surpassed the Bloomberg Barclays U.S. Corporate High Yield B Index as well as the Bloomberg Barclays U.S. Corporate High Yield Ba Index, which returned 0.86% and -1.77% for the period, respectively. Sectors that were laggards last year such as Retail and Telecommunications, outperformed during the first half of 2018. The Automotive sector was a notable underperformer in the period as it got caught up in global trade war rhetoric.

Fundamentals in the high yield market initially showed some signs of weakness in the first quarter of 2018. An example was iHeartMedia Inc’s bankruptcy filing in March 2018. With approximately $9.4 billion of outstanding high yield debt and $6.6 billion in leveraged loans, iHeartMedia Inc. represented the sixth- largest default in the high yield market on record. The Segall Bryant & Hamill Quality High Yield Fund did not hold a position in iHeartMedia. Recent bond default data has been much more encouraging with the high yield market experiencing no defaults in June. This was only the third time since early 2012 that a month has gone by with no defaults. On the other hand, we are seeing more mixed signals when looking at the demand and supply picture. Outflows from high yield mutual funds have led to weak demand, but lower supply of new high yield issues has had a counter-balancing effect. Year to date, high yield new issue volume was down 26%. With expectations that new issue supply will pick up following the typical summer slowdown, the market may face headwinds in the second half of the year if demand remains weak and there is an abundance of supply.

Fund Performance

The Segall Bryant & Hamill Quality High Yield Fund’s -1.05% return (retail class) for the first half of 2018 outperformed the -1.77% return recorded by its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Ba Index. In the period, the Fund benefited from its positions in short duration securities, ratings upgrades to several holdings, and a positive credit event in which an investment grade company purchased a high yield rated company. These gains were somewhat offset by the Fund’s positions in issues with long duration and coupons of 5% or less, as well as by negative performance from an auto supplier and a retailer.

Outlook and Positioning

June 30, 2018 marked the end of the second quarter in a row in which credit spreads have widened, albeit at a measured pace. The volatility of daily credit spread changes on a trailing three-month basis reveals that the high yield market remains rather complacent. A low level of volatility, compared to the long-term average back to 2001, has continued to be the norm. As we further analyzed fixed income markets for clues or hints of excesses to help determine what stage of the credit cycle we are in, we believe a couple of items are worth noting. The first is in the investment grade corporate market. The market value of Baa-rated corporate securities, as a percentage of the entire corporate market, is hovering near the highest level in its history, which goes back to 1988 (the Baa rating is the lowest investment grade rating).1 Remarkably, this is higher than its pre-crisis 2006 and 2007 levels. The second item of note can be found in the recently popular floating-rate leveraged loan market. In this market, the concentration of single-B or lower rated loans is also at historically high levels compared to data going back to 1999.2 Both of these indicators confirm our view that bond markets are in the later innings of the credit cycle. Against this backdrop, we have continued to position the Fund defensively given that spreads remain low relative to historical averages. We remain prepared to go on the offensive if dislocations continue and the situation warrants.

We position the Fund with a longer-term investment orientation and an emphasis on higher-quality high yield bonds, the aim of which is reducing the Fund’s volatility while providing solid risk-adjusted returns over time. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high yield issues is a logical result. Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high yield fund, but who are also more sensitive to volatility and more focused on capital preservation.

[1]	Source: Bloomberg Barclays Indices
[2]	Source: Bank of America Merrill Lynch

Semi-Annual Report | June 30, 2018 |	25

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30- Day SEC Yield	Inception Date
Retail Class (WTTAX)	0.26%(a)	3.53%	—	—	—	6.55%	3.35%	12/16/2016
Institutional Class (WITAX)	0.32(a)	3.67	—	—	—	6.75	3.50	12/16/2016
Bloomberg Barclays U.S. 1-15 YearMunicipal Bond Index	-0.07	1.01	—	—	—	3.22	—
Lipper Intermediate Municipal Debt Index	-0.18	1.17	—	—	—	3.16	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.12%, Net: 0.67%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.98%, Net: 0.52%

Asset Allocation (as of 6/30/18)

Revenue Bonds	73.1%
Government Related	11.5
Industrial	5.1
General Obligation Unltd	3.9
Financial Institutions	1.5
Utility	1.1
Tax Allocation	0.9
Special Assessment	0.5

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure (as of 6/30/18)

LBJ Infrastructure Group LLC	7.6%
North Texas Tollway System	4.7
Denver Transit Partners LLC	4.6
Evangelical Lutheran Good Samaritan Obligated Group	4.0
Capital City Urban Development LLC	3.7
KY ECON DEV-A-REF	3.3
Ballad Health Obligated Group	3.2
Frasier Meadows Manor Inc.	3.2
Orlando Health Obligated Group	3.1
Commonwealth of Puerto Rico	3.1
Total (% of Net Assets)	40.5%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.86% for the retail class and 3.05% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Municipal Opportunitues Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax. Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

26	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

Milestones in rates and yields provided plenty of headline fodder in the first half of 2018. In April, the 10-year U.S. Treasury yield reached 3.12%, which was its highest level since 2011, before quickly retreating below 3%. As of June 30, 2018, the difference in yield between two-year U.S. Treasuries and 30-year U.S. Treasuries was hovering around 0.35%, which is the smallest difference since 2007. Despite these developments, municipal bond returns were basically flat in the period. We believe the recent shift toward higher yields for shorter-term U.S. Treasuries is noteworthy. For the past several years, investors’ only real options for getting a return on savings were an array of riskier investments. With two-year U.S. Treasuries yielding around 2.5%, investors now have a much lower-risk option, and we are interested to see how this will impact flows and pricing for riskier investments.

Rates & Valuations: The 10-year AAA rated municipal bond yield ended the first half of the year at 2.45%. This is 86% of the yield offered by the 10-year U.S. Treasury, as compared to 90% at the end of the first quarter.

Fund Performance

The Segall Bryant & Hamill Municipal Opportunities Fund returned 0.26% (retail class) for the first half of the year, outperforming the -0.07% return of its benchmark, the Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index. The Fund’s yield advantage, as well as its barbell structure, with short- and long-term holdings, but a limited weighting in intermediate-term bonds, were positive contributors to its performance. The Fund’s emphasis on lower-volatility investments was a detractor, as these securities did not rally with the broader market.

Outlook and Positioning

Throughout the first half of the year, flows into municipal funds were slow, but steadily positive, which set a constructive tone in the market as issuance remained low. Spreads continued to tighten and entered territory that led us to opportunistically sell some lower-quality holdings. This allowed us to “swap up’” credit quality in the Fund while giving up minimal yield.

Although it is difficult to generalize about municipals given the large and diverse market, there are many municipal-specific factors that currently give us optimism for the asset class, and we believe this should continue over the medium term. Given the massive issuance of municipal bonds in the fourth quarter of 2017, it was not surprising that issuance was heavily depressed through the first half of 2018. Absent a large federal infrastructure plan, we believe issuance should remain low, thus restraining supply and supporting higher bond prices. We are, however, wary of current credit spreads versus historical norms and plan to continue to trim risk where we believe the Fund is not being adequately compensated.

Duration: The Fund’s average duration as of June 30, 2018 was 4.90 and its average maturity was 14.7 years.

Semi-Annual Report | June 30, 2018 |	27

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
June 30, 2018 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of June each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 33.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	30- Day SEC Yield	Inception Date
Retail Class (WTCOX)	-0.36%(a)	1.64%	2.47%	3.09%	3.66%	4.49%	3.18%	6/1/1991
Institutional Class (WICOX)	-0.39	1.77	2.56	3.14	3.69	4.50	3.34	4/29/2016
Bloomberg Barclays U.S. 10-Year Municipal Debt Index	-0.72	0.86	2.84	3.56	4.74	5.66	—
Lipper Intermediate Municipal Debt Index	-0.18	1.17	2.23	2.70	3.58	4.50	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.83%, Net: 0.66%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.65%, Net: 0.51%

Asset Allocation (as of 6/30/18)

Revenue Bonds	57.1%
General Obligation Unltd	13.2
Certificate Participation	10.7
Government Related	6.2
General Obligation Ltd	5.1
Tax Allocation	4.0

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 6/30/18)

Colorado State Bridge Enterprise	6.5%
Valley View Hospital Association	4.5
Denver Transit Partners LLC	4.4
Park Creek Metropolitan District	3.9
Colorado High Performance Transportation Enterprise	3.7
Regional Transportation District	3.6
Commonwealth of Puerto Rico	3.2
Sisters of Charity of Leavenworth
Health System Inc.	3.0
Central Platte Valley Metropolitan District	2.7
Colorado School of Mines	2.3
Total (% of Net Assets)	37.8%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.02% for the retail class and 3.21% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Colorado Tax Free Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Fund’s advisor (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from May 1, 2018 until at least April 30, 2020, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements as described above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes

Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

28	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview
June 30, 2018 (Unaudited)

Manager Commentary

Market Overview

Milestones in rates and yields provided plenty of headline fodder in the first half of 2018. In April, the 10-year U.S. Treasury yield reached 3.12%, which was its highest level since 2011, before quickly retreating below 3%. As of June 30, 2018, the difference in yield between two-year U.S. Treasuries and 30-year U.S. Treasuries was hovering around 0.35%, which is the smallest difference since 2007. Despite these developments, municipal bond returns were basically flat in the period. We believe the recent shift toward higher yields for shorter-term U.S. Treasuries is noteworthy. For the past several years, investors’ only real options for getting a return on savings were an array of riskier investments. With two-year U.S. Treasuries yielding around 2.5%, investors now have a much lower-risk option, and we are interested to see how this will impact flows and pricing for riskier investments.

Rates & Valuations: The 10-year AAA rated municipal bond yield ended the quarter at 2.45%. This is 86% of the yield offered by the 10-year U.S. Treasury, as compared to 90% at the end of the first quarter.

Fund Performance

The Segall Bryant & Hamill Colorado Tax Free Fund returned -0.36% (retail class) for the first half of the year, outperforming the -0.72% return of its benchmark, the Bloomberg Barclays U.S. 10-Year Municipal Bond Index. The Fund’s yield advantage, as well as its barbell structure, with short- and long-term holdings, but a limited weighting in intermediate-term bonds, were positive contributors to its performance. The Fund’s lower duration and emphasis on lower-volatility investments were detractors, as these securities did not rally with the broader market.

Outlook and Positioning

Throughout the first half of the year, flows into municipal funds were slow, but steadily positive, which set a constructive tone in the market as issuance remained low. Spreads continued to tighten and entered territory that led us to opportunistically sell some lower-quality holdings. This allowed us to “swap up’” credit quality in the Fund while giving up minimal yield.

Currently, the Colorado economy remains exceptionally strong, which likely isn’t news to anyone living in the state. Most indicators appear encouraging to us, with the housing market being a particularly bright spot. The state has continued to attract significant numbers of young, educated workers, which we believe should provide economic tailwinds for many years. This demographic shift, which is taking place primarily along the Front Range, makes us especially optimistic.

Duration: The Fund’s average duration as of June 30, 2018 was 5.74 and its average maturity was 12.9 years.

Semi-Annual Report | June 30, 2018 |	29

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2018 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2018 and held until June 30, 2018.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2018 (Unaudited)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expense Ratio(a)	Expenses Paid During period January 1, 2018 - June 30, 2018(b)
Segall Bryant & Hamill Micro Cap Fund
Retail
Actual	$1,000.00	$1,078.90	1.30%	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.30%	$6.51

Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail
Actual	$1,000.00	$1,052.40	1.30%	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	1.30%	$6.51
Institutional
Actual	$1,000.00	$1,053.30	1.13%	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	1.13%	$5.66

Segall Bryant & Hamill Small Cap Growth Fund
Retail
Actual	$1,000.00	$1,165.90	1.24%	$6.66
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	1.24%	$6.21
Institutional
Actual	$1,000.00	$1,166.90	1.09%	$5.86
Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	1.09%	$5.46

Segall Bryant & Hamill Small Cap Growth Fund II
Institutional
Actual	$1,000.00	$1,162.80	0.97%	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	0.97%	$4.86

Segall Bryant & Hamill Smid Cap Value Dividend Fund
Retail
Actual	$1,000.00	$1,015.10	1.20%	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	1.20%	$6.01
Institutional
Actual	$1,000.00	$1,015.20	1.05%	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	1.05%	$5.26

Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail
Actual	$1,000.00	$991.10	1.14%	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	1.14%	$5.71
Institutional
Actual	$1,000.00	$992.30	0.95%	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

Segall Bryant & Hamill Mid Cap Value Dividend Fund II
Retail
Actual	$1,000.00	$989.50	1.15%	$5.67
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	1.15%	$5.76
Institutional
Actual	$1,000.00	$991.80	1.00%	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	1.00%	$5.01

Segall Bryant & Hamill Large Cap Dividend Fund
Retail
Actual	$1,000.00	$992.70	0.89%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.38	0.89%	$4.46
Institutional
Actual	$1,000.00	$993.50	0.74%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	0.74%	$3.71

Semi-Annual Report | June 30, 2018 |	31

Segall Bryant & Hamill Funds	Fund Expenses
June 30, 2018 (Unaudited)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expense Ratio(a)	Expenses Paid During period January 1, 2018 - June 30, 2018(b)
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail
Actual	$1,000.00	$1,008.10	1.44%	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	1.44%	$7.20
Institutional
Actual	$1,000.00	$1,009.10	1.29%	$6.43
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.29%	$6.46

Segall Bryant & Hamill Global Large Cap Fund
Retail
Actual	$1,000.00	$948.00	0.99%	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
Institutional
Actual	$1,000.00	$949.20	0.84%	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	0.84%	$4.21

Segall Bryant & Hamill Plus Bond Fund
Retail
Actual	$1,000.00	$988.10	0.55%	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.07	0.55%	$2.76
Institutional
Actual	$1,000.00	$989.00	0.40%	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01

Segall Bryant & Hamill Quality High Yield Fund
Retail
Actual	$1,000.00	$989.50	0.85%	$4.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
Institutional
Actual	$1,000.00	$990.90	0.69%	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.69%	$3.46

Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Actual	$1,000.00	$1,001.60	0.65%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
Institutional
Actual	$1,000.00	$1,002.20	0.50%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Actual	$1,000.00	$995.50	0.65%	$3.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
Institutional
Actual	$1,000.00	$996.10	0.50%	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	0.50%	$2.51

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

32	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2018 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

Semi-Annual Report | June 30, 2018 |	33

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2018 (Unaudited)

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Developed Large-Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of the developed equity universe.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

34	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2018 (Unaudited)

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Segall Bryant & Hamill Small-Cap Growth Fund II Custom Index is comprised of Russell Midcap® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 2000® Growth Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

The Segall Bryant & Hamill Mid-Cap Value Dividend Fund II Custom Index is comprised of Russell Midcap® Growth Index from the Fund’s inception to 12/31/2016 and the Russell Midcap® Value Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

The Segall Bryant & Hamill Global Large-Cap Dividend Fund Custom Index is comprised of the S&P 500® Index from the Fund’s inception to 4/30/2013 and the Russell Developed Large-Cap Index for the time period 5/1/2013 to the most recent period end to reflect the change in the Fund’s investment strategy on 4/30/2013. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 4/30/2013.

The Segall Bryant & Hamill Large-Cap Dividend Fund Custom Index is comprised of the Russell 1000® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 1000® Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during the first six months of 2018.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

•	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

Semi-Annual Report | June 30, 2018 |	35

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2018 (Unaudited)

•	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•	A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
•	BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
•	Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.
•	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Segall Bryant & Hamill Fundamental International Small Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time. Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

36	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures
June 30, 2018 (Unaudited)

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Tax-Adjusted Return: Is the return on an investment after taxes.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each component equally.

Semi-Annual Report | June 30, 2018 |	37

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (100.48%)
Consumer Discretionary (10.52%)
Auto Components (0.82%)
Stoneridge, Inc.**	895	$31,450
Tower International, Inc.	1,686	53,615
		85,065
Diversified Consumer Services (1.23%)
American Public Education, Inc.**	1,610	67,781
Liberty Tax, Inc.	7,388	59,658
		127,439
Hotels, Restaurants & Leisure (2.19%)
Chuy's Holdings, Inc.**	2,502	76,811
Monarch Casino & Resort, Inc.**	1,864	82,109
Speedway Motorsports, Inc.	3,874	67,253
		226,173
Household Durables (1.26%)
Bassett Furniture Industries, Inc.	2,022	55,706
Hamilton Beach Brands Holding Co. - Class B	1,464	42,529
Hamilton Beach Brands Holding Co. - Class A	1,124	32,653
		130,888
Internet & Direct Marketing Retail (0.27%)
PetMed Express, Inc.	626	27,575

Leisure Products (1.32%)
Marine Products Corp.	4,329	76,969
Vista Outdoor, Inc.**	3,816	59,110
		136,079
Media (2.02%)
Marcus Corp.	2,216	72,020
Saga Communications, Inc. - Class A	1,634	62,909
tronc, Inc.**	4,262	73,647
		208,576
Specialty Retail (1.20%)
Haverty Furniture Cos., Inc.	2,065	44,604
Winmark Corp.	535	79,421
		124,025
Textiles, Apparel & Luxury Goods (0.21%)
Unifi, Inc.**	678	21,493

Total Consumer Discretionary		1,087,313

Consumer Staples (3.00%)
Food & Staples Retailing (2.19%)
Ingles Markets, Inc. - Class A	1,987	63,187
SpartanNash Co.	3,443	87,865
Village Super Market, Inc. - Class A	2,573	75,800
		226,852
	Shares	Value
Food Products (0.81%)
John B Sanfilippo & Son, Inc.	1,120	$83,384

Total Consumer Staples		310,236

Energy (4.00%)
Energy Equipment & Services (1.61%)
Archrock, Inc.	5,720	68,640
Bristow Group, Inc.**	3,523	49,710
Natural Gas Services Group, Inc.**	2,067	48,781
		167,131
Oil, Gas & Consumable Fuels (2.39%)
NACCO Industries, Inc. - Class A	1,190	40,162
Panhandle Oil and Gas, Inc. - Class A	1,837	35,087
Renewable Energy Group, Inc.**	2,585	46,142
REX American Resources Corp.**	767	62,104
Silverbow Resources, Inc.**	2,191	63,276
		246,771
Total Energy		413,902

Financials (25.46%)
Banks (15.75%)
American National Bankshares, Inc.	1,608	64,320
Arrow Financial Corp.	1,765	64,246
BCB Bancorp, Inc.	5,131	76,965
C&F Financial Corp.	1,322	82,691
Camden National Corp.	1,527	69,799
Central Pacific Financial Corp.	2,137	61,225
ConnectOne Bancorp, Inc.	2,341	58,291
Farmers Capital Bank Corp.	1,491	77,681
First Community Bancshares, Inc.	2,517	80,192
First Financial Corp.	1,571	71,245
First Interstate BancSystem, Inc. - Class A	1,601	67,562
First Mid-illinois Bancshares	1,875	73,688
Horizon Bancorp, Inc.	3,405	70,449
Independent Bank Corp.	3,654	93,177
Lakeland Bancorp, Inc.	3,392	67,331
Macatawa Bank Corp.	7,660	92,992
MidWestOne Financial Group, Inc.	2,082	70,330
Northrim BanCorp, Inc.	2,071	81,908
OFG Bancorp (Puerto Rico)	6,263	87,995
Republic Bancorp, Inc. - Class A	1,768	80,090
Washington Trust Bancorp, Inc.	1,227	71,289
West Bancorporation, Inc.	2,590	65,139
		1,628,605
Capital Markets (1.48%)
Diamond Hill Investment Group, Inc.	477	92,743
Westwood Holdings Group, Inc.	1,010	60,136
		152,879
Insurance (3.32%)
EMC Insurance Group, Inc.	1,889	52,476
HCI Group, Inc.	1,821	75,699
National Western Life Group, Inc. - Class A	226	69,441

See Notes to Financial Statements.

38	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Insurance (continued)
United Fire Group, Inc.	1,222	$66,611
Universal Insurance Holdings, Inc.	2,257	79,221
		343,448
Mortgage Real Estate Investment Trusts (REITs) (0.69%)
Exantas Capital Corp.	7,039	71,657

Thrifts & Mortgage Finance (4.22%)
BankFinancial Corp.	3,967	70,018
Flagstar Bancorp, Inc.**	1,966	67,355
Home Bancorp, Inc.	1,660	77,273
Territorial Bancorp, Inc.	2,295	71,145
TrustCo Bank Corp.	7,476	66,536
Waterstone Financial, Inc.	4,935	84,142
		436,469
Total Financials		2,633,058

Health Care (23.85%)
Biotechnology (10.51%)
Akebia Therapeutics, Inc.**	6,850	68,363
AMAG Pharmaceuticals, Inc.**	2,999	58,481
BioSpecifics Technologies Corp.**	1,629	73,077
Cytokinetics, Inc.**	6,397	53,095
Eagle Pharmaceuticals, Inc.**	1,310	99,115
Enanta Pharmaceuticals, Inc.**	759	87,968
Fortress Biotech, Inc.**	14,108	42,042
Genomic Health, Inc.**	1,241	62,546
Natera, Inc.**	4,202	79,082
PTC Therapeutics, Inc.**	2,385	80,446
Repligen Corp.**	1,797	84,531
Retrophin, Inc.**	3,017	82,243
Seres Therapeutics, Inc.**	6,059	52,107
Vanda Pharmaceuticals, Inc.**	4,566	86,982
Xencor, Inc.**	2,078	76,907
		1,086,985

Health Care Equipment & Supplies (3.89%)
Anika Therapeutics, Inc.**	1,300	41,600
Cardiovascular Systems, Inc.**	2,920	94,433
FONAR Corp.**	2,399	63,693
Lantheus Holdings, Inc.**	4,396	63,962
Meridian Bioscience, Inc.	4,740	75,366
OraSure Technologies, Inc.**	3,811	62,767
		401,821
Health Care Providers & Services (4.75%)
Addus HomeCare Corp.**	1,267	72,536
American Renal Associates Holdings, Inc.**	3,985	62,844
Civitas Solutions, Inc.**	4,981	81,688
Ensign Group, Inc.	2,453	87,867
Providence Service Corp.**	933	73,287
R1 RCM, Inc.**	4,955	43,009
RadNet, Inc.**	4,691	70,365
		491,596
	Shares	Value
Health Care Technology (1.56%)
Computer Programs & Systems, Inc.	2,342	$77,052
Quality Systems, Inc.**	4,309	84,025
		161,077
Life Sciences Tools & Services (0.87%)
Enzo Biochem, Inc.**	4,595	23,848
Harvard Bioscience, Inc.**	12,299	65,800
		89,648
Pharmaceuticals (2.27%)
American Physicians Service Group, Inc.**	2,860	43,644
ANI Pharmaceuticals, Inc.**	1,121	74,883
Intersect ENT, Inc.**	1,610	60,294
Lannett Co., Inc.**	4,150	56,440
		235,261
Total Health Care		2,466,388

Industrials (14.93%)
Aerospace & Defense (1.33%)
Engility Holdings, Inc.	2,679	82,085
Vectrus, Inc.**	1,806	55,661
		137,746
Building Products (1.01%)
Continental Building Products, Inc.**	2,387	75,310
PGT, Inc.**	1,410	29,398
		104,708
Commercial Services & Supplies (2.48%)
Kimball International, Inc. - Class B	3,832	61,925
McGrath RentCorp	1,227	77,632
SP Plus Corp.**	1,499	55,763
Viad Corp.	1,136	61,628
		256,948
Construction & Engineering (0.69%)
Aegion Corp.**	2,763	71,147

Electrical Equipment (1.62%)
Allied Motion Technologies, Inc.	1,646	78,810
Preformed Line Products Co.	1,001	88,869
		167,679
Machinery (3.96%)
Blue Bird Corp.**	2,499	55,853
Chart Industries, Inc.**	433	26,708
Global Brass & Copper Holdings, Inc.	2,140	67,089
Hyster-Yale Materials Handling, Inc.	934	60,010
Lydall, Inc.**	1,251	54,606
Miller Industries, Inc.	2,608	66,634
Omega Flex, Inc.	994	78,635
		409,535
Marine (0.89%)
Costamare, Inc. (Monaco)	11,496	91,738

Professional Services (1.45%)
ICF International, Inc.	1,099	78,084

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	39

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Professional Services (continued)
Navigant Consulting, Inc.**	3,254	$72,044
		150,128
Road & Rail (1.50%)
ArcBest Corp.	2,069	94,553
USA Truck, Inc.**	2,561	60,107
		154,660
Total Industrials		1,544,289

Information Technology (11.66%)
Communications Equipment (1.59%)
ADTRAN, Inc.	2,476	36,769
Comtech Telecommunications Corp.	2,207	70,359
Ituran Location and Control, Ltd. (Israel)	1,871	56,785
		163,913
Electronic Equipment, Instruments & Components (4.13%)
Bel Fuse, Inc. - Class B	2,612	54,591
Daktronics, Inc.	8,838	75,211
Insight Enterprises, Inc.**	1,642	80,343
Kimball Electronics, Inc.**	3,708	67,857
Methode Electronics, Inc.	1,738	70,041
Park Electrochemical Corp.	3,431	79,565
		427,608
Internet Software & Services (2.11%)
LivePerson, Inc.**	3,272	69,039
QuinStreet, Inc.**	5,765	73,216
Tucows, Inc. - Class A (Canada)**	1,257	76,237
		218,492
IT Services (2.00%)
Cass Information Systems, Inc.	1,247	85,818
Hackett Group, Inc.	2,740	44,032
Perficient, Inc.**	2,938	77,475
		207,325
Semiconductors & Semiconductor Equipment (0.33%)
SMART Global Holdings, Inc.**	1,056	33,655

Software (1.50%)
American Software, Inc. - Class A	5,228	76,172
Zix Corp.**	14,599	78,688
		154,860
Total Information Technology		1,205,853

Materials (3.06%)
Chemicals (2.03%)
Chase Corp.	670	78,557
Core Molding Technologies, Inc.	4,296	61,347
Innophos Holdings, Inc.	1,468	69,877
		209,781
Construction Materials (0.76%)
United States Lime & Minerals, Inc.	937	78,614
	Shares	Value
Metals & Mining (0.27%)
Schnitzer Steel Industries, Inc. - Class A	831	$28,005

Total Materials		316,400

Real Estate (2.66%)
Equity Real Estate Investment Trusts (REITs) (2.66%)
Ashford Hospitality Trust, Inc.	10,114	81,923
CorEnergy Infrastructure Trust, Inc.	1,860	69,936
Hersha Hospitality Trust	2,733	58,623
iStar, Inc.**	5,979	64,514
		274,996
Total Real Estate		274,996

Utilities (1.34%)
Multi-Utilities (0.45%)
Unitil Corp.	922	47,059

Water Utilities (0.89%)

Consolidated Water Co., Ltd. (Cayman Islands)	3,055	39,409
SJW Group	791	52,380
		91,789
Total Utilities		138,848

Total Common Stocks
(Cost $8,376,809)		10,391,283

Rights and Warrants (0.05%)
Health Care (0.05%)
Pharmaceuticals (0.05%)
Valeant Pharmaceuticals International, Inc.**(a)	22,951	4,361

Total Rights and Warrants
(Cost $–)		4,361

	Shares	Value
Money Market Mutual Funds (1.25%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	129,606	129,606

Total Money Market Mutual Funds
(Cost $129,606)		129,606

See Notes to Financial Statements.

40	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

Value
Total Investments (101.78%)
(Cost $8,506,415)	$10,525,250

Liabilities Less Other Assets (-1.78%)	(183,631)

Net Assets (100.00%)	$10,341,619

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.
(a)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	41

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (98.14%)
Consumer Discretionary (9.62%)
Diversified Consumer Services (1.85%)
Graham Holdings Co. - Class B	3,919	$2,296,926

Household Durables (2.34%)
MDC Holdings, Inc.	94,305	2,901,765

Multiline Retail (2.67%)
Big Lots, Inc.	79,475	3,320,465

Specialty Retail (2.76%)
Caleres, Inc.	51,925	1,785,701
Children's Place, Inc.	13,565	1,638,652
		3,424,353
Total Consumer Discretionary		11,943,509

Consumer Staples (2.13%)
Food Products (2.13%)
Flowers Foods, Inc.	127,086	2,647,201

Total Consumer Staples		2,647,201

Energy (7.26%)
Oil, Gas & Consumable Fuels (7.26%)
Enerplus Corp. (Canada)	447,176	5,634,417
Range Resources Corp.	130,620	2,185,273
SM Energy Co.	46,861	1,203,859
		9,023,549
Total Energy		9,023,549

Financials (24.57%)
Banks (19.66%)
First Midwest Bancorp, Inc.	49,731	1,266,649
FNB Corp.	173,796	2,332,342
Glacier Bancorp, Inc.	79,026	3,056,726
Great Western Bancorp, Inc.	34,660	1,455,373
Hancock Whitney Corp.	27,370	1,276,811
IBERIABANK Corp.	28,065	2,127,327
Independent Bank Corp.	26,680	2,091,712
Umpqua Holdings Corp.	134,160	3,030,674
Union Bankshares Corp.	61,330	2,384,510
United Community Banks, Inc.	43,060	1,320,650
Valley National Bancorp	150,795	1,833,667
Wintrust Financial Corp.	25,692	2,236,489
		24,412,930
Capital Markets (1.02%)
Artisan Partners Asset
Management, Inc. - Class A	41,950	1,264,793

Thrifts & Mortgage Finance (3.89%)
Northwest Bancshares, Inc.	144,835	2,518,681
	Shares	Value
Thrifts & Mortgage Finance (continued)
Radian Group, Inc.	143,046	$2,320,206
		4,838,887
Total Financials		30,516,610

Health Care (6.91%)
Health Care Providers & Services (3.49%)
Ensign Group, Inc.	121,030	4,335,295

Life Sciences Tools & Services (0.97%)
Bio-Techne Corp.	8,170	1,208,751

Pharmaceuticals (2.45%)
Phibro Animal Health Corp. - Class A	65,924	3,035,800

Total Health Care		8,579,846

Industrials (10.58%)
Building Products (1.01%)
Apogee Enterprises, Inc.	26,065	1,255,551

Construction & Engineering (1.56%)
Primoris Services Corp.	71,210	1,939,048

Electrical Equipment (1.68%)
Regal Beloit Corp.	25,416	2,079,029

Machinery (6.33%)
Global Brass & Copper Holdings, Inc.	44,020	1,380,027
Greenbrier Cos., Inc.	30,505	1,609,139
ITT, Inc.	30,470	1,592,667
Timken Co.	30,850	1,343,517
Watts Water Technologies, Inc. - Class A	24,740	1,939,616
		7,864,966
Total Industrials		13,138,594

Information Technology (15.52%)
Communications Equipment (2.29%)
InterDigital, Inc.	35,180	2,846,062

Electronic Equipment, Instruments &
Components (2.58%)
Methode Electronics, Inc.	31,212	1,257,843
MTS Systems Corp.	36,978	1,946,892
		3,204,735
Internet Software & Services (0.89%)
NIC, Inc.	71,106	1,105,698

IT Services (2.87%)
Travelport Worldwide, Ltd. (Great Britain)	123,615	2,291,822

See Notes to Financial Statements.

42	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
IT Services (continued)
TTEC Holdings, Inc.	36,793	$1,271,198
		3,563,020
Semiconductors & Semiconductor Equipment (4.02%)
Cohu, Inc.	78,065	1,913,373
Silicon Motion Technology Corp. ADR (Taiwan)	58,195	3,077,934
		4,991,307
Software (2.87%)
TiVo Corp.	264,670	3,559,812

Total Information Technology		19,270,634

Materials (4.90%)
Chemicals (0.69%)
Stepan Co.	11,043	861,464

Metals & Mining (1.23%)
Kaiser Aluminum Corp.	14,608	1,520,839

Paper & Forest Products (2.98%)
PH Glatfelter Co.	92,685	1,815,699
Schweitzer-Mauduit International, Inc.	43,170	1,887,393
		3,703,092
Total Materials		6,085,395

Real Estate (11.21%)
Equity Real Estate Investment Trusts (REITs) (9.27%)
Americold Realty Trust	91,038	2,004,657
Corporate Office Properties Trust	101,615	2,945,819
GEO Group, Inc.	182,028	5,013,051
Summit Hotel Properties, Inc.	107,755	1,541,974
		11,505,501
Real Estate Management & Development (1.94%)
Realogy Holdings Corp.	105,830	2,412,924

Total Real Estate		13,918,425

Utilities (5.44%)
Gas Utilities (3.53%)
Southwest Gas Holdings, Inc.	32,935	2,511,953
Spire, Inc.	26,560	1,876,464
		4,388,417
	Shares	Value
Multi-Utilities (1.91%)
Black Hills Corp.	38,810	$2,375,560

Total Utilities		6,763,977

Total Common Stocks
(Cost $99,030,340)		121,887,740

	Shares	Value
Money Market Mutual Funds (2.54%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	3,153,002	3,153,002

Total Money Market Mutual Funds
(Cost $3,153,002)		3,153,002

Total Investments (100.68%)
(Cost $102,183,342)		$125,040,742

Liabilities Less Other Assets (-0.68%)		(847,004)

Net Assets (100.00%)		$124,193,738

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	43

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (113.53%)
Consumer Discretionary (17.82%)
Diversified Consumer Services (4.66%)
Bright Horizons Family Solutions, Inc.**	815	$83,554
Chegg, Inc.**	1,700	47,243
Grand Canyon Education, Inc.**	450	50,224
		181,021
Hotels, Restaurants & Leisure (4.06%)
Jack in the Box, Inc.	450	38,304
Vail Resorts, Inc.	338	92,676
Wingstop, Inc.	515	26,842
		157,822
Leisure Products (1.09%)
Callaway Golf Co.	2,240	42,493

Media (6.03%)
IMAX Corp. (Canada)**	2,690	59,584
Lions Gate Entertainment Corp. - Class B	1,252	29,372
Lions Gate Entertainment Corp. - Class A	1,942	48,200
Live Nation Entertainment, Inc.**	2,005	97,383
		234,539
Specialty Retail (1.98%)
Burlington Stores, Inc.**	510	76,770

Total Consumer Discretionary		692,645

Consumer Staples (3.21%)
Beverages (2.08%)
MGP Ingredients, Inc.	910	80,817

Food & Staples Retailing (1.13%)
PriceSmart, Inc.	487	44,074

Total Consumer Staples		124,891

Energy (2.12%)
Energy Equipment & Services (0.81%)
US Silica Holdings, Inc.	1,220	31,342

Oil, Gas & Consumable Fuels (1.31%)
PDC Energy, Inc.**	540	32,643
SRC Energy, Inc.**	1,676	18,469
		51,112
Total Energy		82,454

Financials (11.72%)
Banks (3.46%)
Bank of the Ozarks, Inc.	1,078	48,553
Eagle Bancorp, Inc.**	1,405	86,126
		134,679
	Shares	Value
Capital Markets (2.52%)
Evercore Partners, Inc. - Class A	535	$56,416
MarketAxess Holdings, Inc.	211	41,748
		98,164
Insurance (3.54%)
AMERISAFE, Inc.	545	31,474
Trupanion, Inc.**	2,750	106,150
		137,624
Thrifts & Mortgage Finance (2.20%)
LendingTree, Inc.**	186	39,767
Meridian Bancorp, Inc.	2,380	45,577
		85,344
Total Financials		455,811

Health Care (26.48%)
Biotechnology (1.86%)
Amicus Therapeutics, Inc.**	2,395	37,410
Array BioPharma, Inc.**	2,085	34,986
		72,396
Health Care Equipment & Supplies (10.10%)
Glaukos Corp.**	1,305	53,035
Globus Medical, Inc. - Class A**	1,965	99,154
Inogen, Inc.**	329	61,303
K2M Group Holdings, Inc.**	2,250	50,625
Masimo Corp.**	700	68,355
Nevro Corp.**	755	60,287
		392,759
Health Care Providers & Services (6.03%)
Acadia Healthcare Co., Inc.**	1,482	60,629
Amedisys, Inc.**	1,285	109,816
HealthEquity, Inc.**	850	63,835
		234,280
Health Care Technology (3.88%)
Medidata Solutions, Inc.**	890	71,698
Teladoc, Inc.**	1,360	78,948
		150,646
Life Sciences Tools & Services (1.63%)
PRA Health Sciences, Inc.**	680	63,485

Pharmaceuticals (2.98%)
Catalent, Inc.**	1,220	51,106
Intersect ENT, Inc.**	925	34,641
Pacira Pharmaceuticals, Inc.**	945	30,287
		116,034
Total Health Care		1,029,600

Industrials (13.32%)
Aerospace & Defense (2.37%)
Hexcel Corp.	1,385	91,937

See Notes to Financial Statements.

44	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Commercial Services & Supplies (1.00%)
Ritchie Bros Auctioneers, Inc. (Canada)	1,143	$38,999

Construction & Engineering (1.38%)
Valmont Industries, Inc.	355	53,516

Electrical Equipment (3.56%)
Generac Holdings, Inc.**	1,355	70,094
TPI Composites, Inc.**	2,340	68,422
		138,516
Machinery (1.88%)
Proto Labs, Inc.**	615	73,154

Professional Services (1.46%)
Huron Consulting Group, Inc.**	1,390	56,851

Road & Rail (1.67%)
Saia, Inc.**	801	64,761

Total Industrials		517,734

Information Technology (33.45%)
Internet Software & Services (7.16%)
2U, Inc.**	900	75,204
Envestnet, Inc.**	1,895	104,130
Instructure, Inc.**	1,481	63,017
Twilio, Inc. - Class A**	640	35,853
		278,204
IT Services (4.46%)
EPAM Systems, Inc.**	930	115,627
MAXIMUS, Inc.	930	57,762
		173,389
Semiconductors & Semiconductor Equipment (6.73%)
Ambarella, Inc.**	585	22,587
Inphi Corp.**	2,058	67,111
MACOM Technology Solutions Holdings, Inc.**	1,035	23,847
Monolithic Power Systems, Inc.	445	59,483
Silicon Laboratories, Inc.**	890	88,644
		261,672
Software (15.10%)
Everbridge, Inc.**	1,660	78,717
Fair Isaac Corp.**	385	74,428
FireEye, Inc.**	3,020	46,478
Globant SA (Luxembourg)**	1,450	82,346
Guidewire Software, Inc.**	882	78,304
RealPage, Inc.**	1,105	60,885
Tyler Technologies, Inc.**	315	69,961
Zendesk, Inc.**	1,765	96,175
		587,294
Total Information Technology		1,300,559
	Shares	Value
Materials (1.98%)
Chemicals (1.98%)
PolyOne Corp.	1,783	$77,061

Total Materials		77,061

Real Estate (1.28%)
Equity Real Estate Investment Trusts
(REITs) (1.28%)
QTS Realty Trust, Inc. - Class A	1,254	49,533

Total Real Estate		49,533

Telecommunication Services (2.15%)
Diversified Telecommunication Services (2.15%)
Cogent Communications Holdings, Inc.	1,565	83,571

Total Telecommunication Services		83,571

Total Common Stocks
(Cost $3,054,657)		4,413,859

	Shares	Value
Money Market Mutual Funds (3.95%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	153,601	153,601

Total Money Market Mutual Funds
(Cost $153,601)		153,601

Total Investments (117.48%)
(Cost $3,208,258)		$4,567,460

Liabilities Less Other Assets (-17.48%)		(679,469)

Net Assets (100.00%)		$3,887,991

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	45

Segall Bryant & Hamill Small Cap Growth Fund II	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (95.72%)
Consumer Discretionary (15.05%)
Diversified Consumer Services (3.93%)
Bright Horizons Family Solutions, Inc.**	12,970	$1,329,684
Chegg, Inc.**	27,080	752,553
Grand Canyon Education, Inc.**	7,260	810,289
		2,892,526
Hotels, Restaurants & Leisure (3.46%)
Jack in the Box, Inc.	7,215	614,141
Vail Resorts, Inc.	5,485	1,503,932
Wingstop, Inc.	8,139	424,205
		2,542,278
Leisure Products (0.92%)
Callaway Golf Co.	35,620	675,711

Media (5.07%)
IMAX Corp. (Canada)**	42,720	946,248
Lions Gate Entertainment Corp. - Class B	19,872	466,197
Lions Gate Entertainment Corp. - Class A	31,050	770,661
Live Nation Entertainment, Inc.**	31,838	1,546,372
		3,729,478
Specialty Retail (1.67%)
Burlington Stores, Inc.**	8,140	1,225,314

Total Consumer Discretionary		11,065,307

Consumer Staples (2.70%)
Beverages (1.76%)
MGP Ingredients, Inc.	14,530	1,290,409

Food & Staples Retailing (0.94%)
PriceSmart, Inc.	7,665	693,683

Total Consumer Staples		1,984,092

Energy (1.78%)
Energy Equipment & Services (0.68%)
US Silica Holdings, Inc.	19,490	500,698

Oil, Gas & Consumable Fuels (1.10%)
PDC Energy, Inc.**	8,520	515,034
SRC Energy, Inc.**	26,535	292,416
		807,450
Total Energy		1,308,148

Financials (9.89%)
Banks (2.92%)
Bank of the Ozarks, Inc.	17,213	775,273
Eagle Bancorp, Inc.**	22,340	1,369,442
		2,144,715
	Shares	Value
Capital Markets (2.11%)
Evercore, Inc. - Class A	8,520	$898,434
MarketAxess Holdings, Inc.	3,324	657,687
		1,556,121
Insurance (2.98%)
AMERISAFE, Inc.	8,600	496,650
Trupanion, Inc.**	43,840	1,692,224
		2,188,874
Thrifts & Mortgage Finance (1.88%)
LendingTree, Inc.**	3,050	652,090
Meridian Bancorp, Inc.	38,000	727,700
		1,379,790
Total Financials		7,269,500

Health Care (22.33%)
Biotechnology (1.57%)
Amicus Therapeutics, Inc.**	38,130	595,590
Array BioPharma, Inc.**	33,350	559,613
		1,155,203
Health Care Equipment & Supplies (8.48%)
Glaukos Corp.**	20,715	841,858
Globus Medical, Inc. - Class A**	31,140	1,571,324
Inogen, Inc.**	5,130	955,873
K2M Group Holdings, Inc.**	35,825	806,063
Masimo Corp.**	11,300	1,103,445
Nevro Corp.**	11,965	955,405
		6,233,968
Health Care Providers & Services (5.10%)
Acadia Healthcare Co., Inc.**	23,610	965,885
Amedisys, Inc.**	20,610	1,761,331
HealthEquity, Inc.**	13,600	1,021,360
		3,748,576
Health Care Technology (3.28%)
Medidata Solutions, Inc.**	14,180	1,142,341
Teladoc, Inc.**	21,800	1,265,490
		2,407,831
Life Sciences Tools & Services (1.38%)
PRA Health Sciences, Inc.**	10,820	1,010,155

Pharmaceuticals (2.52%)
Catalent, Inc.**	19,490	816,436
Intersect ENT, Inc.**	14,805	554,447
Pacira Pharmaceuticals, Inc.**	15,120	484,596
		1,855,479
Total Health Care		16,411,212

Industrials (11.21%)
Aerospace & Defense (1.99%)
Hexcel Corp.	22,060	1,464,343

See Notes to Financial Statements.

46	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund II	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Commercial Services & Supplies (0.85%)
Ritchie Bros Auctioneers, Inc. (Canada)	18,300	$624,396

Construction & Engineering (1.17%)
Valmont Industries, Inc.	5,695	858,521

Electrical Equipment (3.00%)
Generac Holdings, Inc.**	21,560	1,115,299
TPI Composites, Inc.**	37,300	1,090,652
		2,205,951
Machinery (1.59%)
Proto Labs, Inc.**	9,820	1,168,089

Professional Services (1.23%)
Huron Consulting Group, Inc.**	22,070	902,663

Road & Rail (1.38%)
Saia, Inc.**	12,575	1,016,689

Total Industrials		8,240,652

Information Technology (28.20%)
Internet Software & Services (6.01%)
2U, Inc.**	14,352	1,199,253
Envestnet, Inc.**	30,170	1,657,841
Instructure, Inc.**	23,398	995,585
Twilio, Inc. - Class A**	10,140	568,043
		4,420,722
IT Services (3.76%)
EPAM Systems, Inc.**	14,840	1,845,057
MAXIMUS, Inc.	14,800	919,228
		2,764,285
Semiconductors & Semiconductor Equipment (5.71%)
Ambarella, Inc.**	9,310	359,459
Inphi Corp.**	32,710	1,066,673
MACOM Technology Solutions Holdings, Inc.**	16,525	380,736
Monolithic Power Systems, Inc.	7,255	969,776
Silicon Laboratories, Inc.**	14,230	1,417,308
		4,193,952
Software (12.72%)
Everbridge, Inc.**	26,595	1,261,135
Fair Isaac Corp.**	6,070	1,173,452
FireEye, Inc.**	48,180	741,490
Globant SA (Luxembourg)**	23,045	1,308,726
Guidewire Software, Inc.**	14,161	1,257,214
RealPage, Inc.**	17,530	965,903
Tyler Technologies, Inc.**	4,980	1,106,058
Zendesk, Inc.**	28,200	1,536,618
		9,350,596
Total Information Technology		20,729,555
	Shares	Value
Materials (1.67%)
Chemicals (1.67%)
PolyOne Corp.	28,395	$1,227,232

Total Materials		1,227,232

Real Estate (1.08%)
Equity Real Estate Investment Trusts (REITs) (1.08%)
QTS Realty Trust, Inc. - Class A	20,030	791,185

Total Real Estate		791,185

Telecommunication Services (1.81%)
Diversified Telecommunication Services (1.81%)
Cogent Communications Holdings, Inc.	24,880	1,328,592

Total Telecommunication Services		1,328,592

Total Common Stocks
(Cost $57,602,176)		70,355,475

	Shares	Value
Money Market Mutual Funds (3.59%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	2,641,779	2,641,779

Total Money Market Mutual Funds
(Cost $2,641,779)		2,641,779

Total Investments (99.31%)
(Cost $60,243,955)		$72,997,254

Other Assets Less Liabilities (0.69%)		509,944

Net Assets (100.00%)		$73,507,198

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	47

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (99.05%)
Consumer Discretionary (11.44%)
Diversified Consumer Services (1.74%)
Graham Holdings Co. - Class B	22	$12,894

Household Durables (2.34%)
MDC Holdings, Inc.	565	17,385

Media (1.79%)
Viacom, Inc. - Class B	440	13,270

Multiline Retail (2.14%)
Big Lots, Inc.	380	15,877

Specialty Retail (3.43%)
Caleres, Inc.	391	13,447
Children's Place, Inc.	99	11,959
		25,406
Total Consumer Discretionary		84,832

Consumer Staples (4.07%)
Food Products (4.07%)
Flowers Foods, Inc.	572	11,914
Ingredion, Inc.	84	9,299
Lamb Weston Holdings, Inc.	131	8,975
		30,188
Total Consumer Staples		30,188

Energy (5.89%)
Oil, Gas & Consumable Fuels (5.89%)
Enerplus Corp. (Canada)	1,823	22,970
Range Resources Corp.	785	13,133
SM Energy Co.	296	7,604
		43,707
Total Energy		43,707

Financials (21.18%)
Banks (12.16%)
BOK Financial Corp.	79	7,427
FNB Corp.	886	11,890
Glacier Bancorp, Inc.	389	15,046
Independent Bank Corp.	159	12,466
Investors Bancorp, Inc.	1,400	17,906
KeyCorp	729	14,245
Union Bankshares Corp.	288	11,197
		90,177
Consumer Finance (1.64%)
Navient Corp.	935	12,183

Diversified Financial Services (1.81%)
Voya Financial, Inc.	285	13,395
	Shares	Value
Insurance (2.08%)
Everest Re Group, Ltd. (Bermuda)	67	$15,442

Thrifts & Mortgage Finance (3.49%)
Northwest Bancshares, Inc.	672	11,686
Radian Group, Inc.	875	14,193
		25,879
Total Financials		157,076

Health Care (6.35%)
Biotechnology (1.01%)
Grifols SA ADR (Spain)	347	7,460

Health Care Providers & Services (2.65%)
AmerisourceBergen Corp.	109	9,294
Ensign Group, Inc.	290	10,388
		19,682
Pharmaceuticals (2.69%)
Perrigo Co. PLC (Ireland)	123	8,968
Phibro Animal Health Corp. - Class A	238	10,960
		19,928
Total Health Care		47,070

Industrials (12.15%)
Building Products (1.56%)
Apogee Enterprises, Inc.	241	11,609

Construction & Engineering (1.78%)
Primoris Services Corp.	485	13,207

Electrical Equipment (1.47%)
Regal Beloit Corp.	133	10,879

Machinery (5.78%)
AGCO Corp.	188	11,415
Global Brass & Copper Holdings, Inc.	280	8,778
Greenbrier Cos., Inc.	137	7,227
Oshkosh Corp.	220	15,471
		42,891
Road & Rail (1.56%)
JB Hunt Transport Services, Inc.	95	11,547

Total Industrials		90,133

Information Technology (10.81%)
Communications Equipment (2.06%)
InterDigital, Inc.	189	15,290

Electronic Equipment, Instruments & Components (0.98%)
MTS Systems Corp.	138	7,266

IT Services (3.60%)
Genpact, Ltd.	254	7,348

See Notes to Financial Statements.

48	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
IT Services (continued)
Travelport Worldwide, Ltd. (United Kingdom)	410	$7,601
TTEC Holdings, Inc.	339	11,713
		26,662
Semiconductors & Semiconductor Equipment (1.75%)
Silicon Motion Technology Corp. ADR (Taiwan)	245	12,958

Software (2.42%)
TiVo Corp.	1,337	17,983

Total Information Technology		80,159

Materials (5.48%)
Chemicals (2.86%)
Mosaic Co.	403	11,304
Valvoline, Inc.	459	9,901
		21,205
Containers & Packaging (1.00%)
WestRock Co.	130	7,412

Paper & Forest Products (1.62%)
Schweitzer-Mauduit International, Inc.	276	12,067

Total Materials		40,684

Real Estate (14.55%)
Equity Real Estate Investment Trusts (REITs) (13.05%)
Americold Realty Trust	384	8,456
Corporate Office Properties Trust	400	11,596
CyrusOne, Inc.	243	14,182
Gaming and Leisure Properties, Inc.	263	9,415
GEO Group, Inc.	843	23,216
Invitation Homes, Inc.	404	9,316
Mid-America Apartment Communities, Inc.	101	10,168
Park Hotels & Resorts, Inc.	340	10,414
		96,763
Real Estate Management & Development (1.50%)
Realogy Holdings Corp.	489	11,149

Total Real Estate		107,912

Utilities (7.13%)
Electric Utilities (3.40%)
Edison International	122	7,719
OGE Energy Corp.	498	17,535
		25,254
	Shares	Value
Gas Utilities (2.15%)
Southwest Gas Holdings, Inc.	209	$15,940

Multi-Utilities (1.58%)
Black Hills Corp.	191	11,691

Total Utilities		52,885

Total Common Stocks
(Cost $693,819)		734,646

	Shares	Value
Money Market Mutual Funds (1.30%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	9,654	9,654

Total Money Market Mutual Funds
(Cost $9,654)		9,654

Total Investments (100.35%)
(Cost $703,473)		$744,300

Liabilities Less Other Assets (-0.35%)		(2,610)

Net Assets (100.00%)		$741,690

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	49

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (99.41%)
Consumer Discretionary (6.76%)
Media (2.25%)
Viacom, Inc. - Class B	60,900	$1,836,744

Textiles, Apparel & Luxury Goods (4.51%)
Carter's, Inc.	17,339	1,879,374
PVH Corp.	12,009	1,797,988
		3,677,362
Total Consumer Discretionary		5,514,106

Consumer Staples (6.59%)
Food Products (6.59%)
Flowers Foods, Inc.	84,695	1,764,197
Ingredion, Inc.	12,740	1,410,318
Lamb Weston Holdings, Inc.	32,025	2,194,033
		5,368,548
Total Consumer Staples		5,368,548

Energy (6.49%)
Oil, Gas & Consumable Fuels (6.49%)
Anadarko Petroleum Corp.	27,691	2,028,365
Enerplus Corp. (Canada)	96,490	1,215,774
Range Resources Corp.	122,434	2,048,321
		5,292,460
Total Energy		5,292,460

Financials (17.11%)
Banks (8.63%)
BOK Financial Corp.	15,024	1,412,406
Fifth Third Bancorp	26,100	749,070
FNB Corp.	94,368	1,266,419
Investors Bancorp, Inc.	146,085	1,868,427
KeyCorp	89,015	1,739,353
		7,035,675
Capital Markets (0.99%)
Ameriprise Financial, Inc.	5,780	808,506

Consumer Finance (1.85%)
Navient Corp.	115,830	1,509,265

Diversified Financial Services (1.70%)
Voya Financial, Inc.	29,465	1,384,855

Insurance (1.94%)
Everest Re Group, Ltd. (Bermuda)	6,864	1,582,015

Thrifts & Mortgage Finance (2.00%)
Radian Group, Inc.	100,185	1,625,001

Total Financials		13,945,317
	Shares	Value
Health Care (8.99%)
Biotechnology (2.64%)
Grifols SA ADR (Spain)	99,930	$2,148,495

Health Care Equipment & Supplies (0.78%)
DENTSPLY SIRONA, Inc.	14,577	638,035

Health Care Providers & Services (3.90%)
AmerisourceBergen Corp.	23,105	1,970,164
Quest Diagnostics, Inc.	11,001	1,209,450
		3,179,614
Pharmaceuticals (1.67%)
Perrigo Co. PLC (Ireland)	18,664	1,360,792

Total Health Care		7,326,936

Industrials (11.57%)
Aerospace & Defense (1.45%)
CAE, Inc. (Canada)	56,945	1,182,748

Building Products (1.38%)
Fortune Brands Home & Security, Inc.	21,000	1,127,490

Commercial Services & Supplies (1.91%)
Republic Services, Inc.	22,750	1,555,190

Machinery (3.80%)
AGCO Corp.	23,097	1,402,450
Oshkosh Corp.	24,110	1,695,415
		3,097,865
Road & Rail (3.03%)
JB Hunt Transport Services, Inc.	7,530	915,272
Kansas City Southern	14,690	1,556,552
		2,471,824
Total Industrials		9,435,117

Information Technology (9.17%)
Communications Equipment (1.58%)
InterDigital, Inc.	15,900	1,286,310

Electronic Equipment, Instruments & Components (3.25%)
Avnet, Inc.	40,650	1,743,478
Dolby Laboratories, Inc. - Class A	14,650	903,759
		2,647,237
IT Services (4.34%)
Amdocs, Ltd.	23,690	1,568,041
Genpact, Ltd.	68,200	1,973,026
		3,541,067
Total Information Technology		7,474,614

See Notes to Financial Statements.

50	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Materials (5.11%)
Chemicals (4.14%)
Eastman Chemical Co.	11,000	$1,099,560
Mosaic Co.	38,671	1,084,721
Valvoline, Inc.	55,200	1,190,664
		3,374,945
Containers & Packaging (0.97%)
WestRock Co.	13,832	788,701

Total Materials		4,163,646

Real Estate (15.19%)
Equity Real Estate Investment Trusts (REITs) (13.70%)
Americold Realty Trust	63,885	1,406,748
Corporate Office Properties Trust	53,170	1,541,398
CyrusOne, Inc.	25,355	1,479,718
Equity Residential	21,500	1,369,335
Gaming and Leisure Properties, Inc.	37,400	1,338,920
Invitation Homes, Inc.	57,500	1,325,950
Mid-America Apartment Communities, Inc.	15,690	1,579,512
Park Hotels & Resorts, Inc.	36,700	1,124,121
		11,165,702
Real Estate Management & Development (1.49%)
Realogy Holdings Corp.	53,220	1,213,416

Total Real Estate		12,379,118

Telecommunication Services (1.54%)
Diversified Telecommunication Services (1.54%)
TELUS Corp. (Canada)	35,250	1,251,727

Total Telecommunication Services		1,251,727

Utilities (10.89%)
Electric Utilities (7.30%)
Edison International	28,749	1,818,949
OGE Energy Corp.	64,248	2,262,172
Xcel Energy, Inc.	40,965	1,871,281
		5,952,402
Gas Utilities (2.20%)
Southwest Gas Holdings, Inc.	23,506	1,792,803

Multi-Utilities (1.39%)
Public Service Enterprise Group, Inc.	20,900	1,131,526

Total Utilities		8,876,731

Total Common Stocks
(Cost $72,394,973)		81,028,320
	Shares	Value
Money Market Mutual Funds (1.64%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	1,337,029	$1,337,029

Total Money Market Mutual Funds
(Cost $1,337,029)		1,337,029

Total Investments (101.05%)
(Cost $73,732,002)		$82,365,349

Liabilities Less Other Assets (-1.05%)		(854,403)

Net Assets (100.00%)		$81,510,946

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	51

Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Statement of Investments
June 30, 2018 (Unaudited)
	Shares	Value
Common Stocks (98.04%)
Consumer Discretionary (6.72%)
Media (2.24%)
Viacom, Inc. - Class B	21,400	$645,424

Textiles, Apparel & Luxury Goods (4.48%)
Carter's, Inc.	6,090	660,095
PVH Corp.	4,209	630,172
		1,290,267
Total Consumer Discretionary		1,935,691

Consumer Staples (6.48%)
Food Products (6.48%)
Flowers Foods, Inc.	29,455	613,548
Ingredion, Inc.	4,410	488,187
Lamb Weston Holdings, Inc.	11,145	763,544
		1,865,279
Total Consumer Staples		1,865,279

Energy (6.43%)
Oil, Gas & Consumable Fuels (6.43%)
Anadarko Petroleum Corp.	9,653	707,082
Enerplus Corp. (Canada)	33,600	423,360
Range Resources Corp.	43,034	719,959
		1,850,401
Total Energy		1,850,401

Financials (16.88%)
Banks (8.50%)
BOK Financial Corp.	5,210	489,792
Fifth Third Bancorp	9,100	261,170
FNB Corp.	32,840	440,713
Investors Bancorp, Inc.	50,823	650,026
KeyCorp	30,990	605,545
		2,447,246
Capital Markets (0.98%)
Ameriprise Financial, Inc.	2,020	282,557

Consumer Finance (1.84%)
Navient Corp.	40,610	529,148

Diversified Financial Services (1.67%)
Voya Financial, Inc.	10,265	482,455

Insurance (1.93%)
Everest Re Group, Ltd. (Bermuda)	2,410	555,457

Thrifts & Mortgage Finance (1.96%)
Radian Group, Inc.	34,850	565,267

Total Financials		4,862,130
	Shares	Value
Health Care (8.86%)
Biotechnology (2.60%)
Grifols SA ADR (Spain)	34,770	$747,555

Health Care Equipment & Supplies (0.77%)
DENTSPLY SIRONA, Inc.	5,075	222,133

Health Care Providers & Services (3.85%)
AmerisourceBergen Corp.	8,040	685,571
Quest Diagnostics, Inc.	3,856	423,928
		1,109,499
Pharmaceuticals (1.64%)
Perrigo Co. PLC (Ireland)	6,480	472,457

Total Health Care		2,551,644

Industrials (11.39%)
Aerospace & Defense (1.43%)
CAE, Inc. (Canada)	19,810	411,454

Building Products (1.36%)
Fortune Brands Home & Security, Inc.	7,290	391,400

Commercial Services & Supplies (1.88%)
Republic Services, Inc.	7,940	542,778

Machinery (3.73%)
AGCO Corp.	8,020	486,975
Oshkosh Corp.	8,370	588,578
		1,075,553
Road & Rail (2.99%)
JB Hunt Transport Services, Inc.	2,600	316,030
Kansas City Southern	5,130	543,575
		859,605
Total Industrials		3,280,790

Information Technology (9.03%)
Communications Equipment (1.56%)
InterDigital, Inc.	5,550	448,995

Electronic Equipment, Instruments & Components (3.19%)
Avnet, Inc.	14,130	606,036
Dolby Laboratories, Inc. - Class A	5,080	313,385
		919,421
IT Services (4.28%)
Amdocs, Ltd.	8,255	546,398
Genpact, Ltd.	23,750	687,088
		1,233,486
Total Information Technology		2,601,902

See Notes to Financial Statements.

52	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Materials (5.03%)
Chemicals (4.07%)
Eastman Chemical Co.	3,820	$381,847
Mosaic Co.	13,465	377,693
Valvoline, Inc.	19,200	414,144
		1,173,684
Containers & Packaging (0.96%)
WestRock Co.	4,830	275,407

Total Materials		1,449,091

Real Estate (14.97%)
Equity Real Estate Investment Trusts (REITs) (13.50%)
Americold Realty Trust	22,240	489,725
Corporate Office Properties Trust	18,495	536,170
CyrusOne, Inc.	8,885	518,529
Equity Residential	7,485	476,720
Gaming and Leisure Properties, Inc.	13,000	465,400
Invitation Homes, Inc.	20,000	461,200
Mid-America Apartment Communities, Inc.	5,456	549,255
Park Hotels & Resorts, Inc.	12,750	390,532
		3,887,531

Real Estate Management & Development (1.47%)
Realogy Holdings Corp.	18,635	424,878

Total Real Estate		4,312,409

Telecommunication Services (1.52%)
Diversified Telecommunication Services (1.52%)
TELUS Corp. (Canada)	12,290	436,418

Total Telecommunication Services		436,418

Utilities (10.73%)
Electric Utilities (7.20%)
Edison International	10,015	633,649
OGE Energy Corp.	22,370	787,648
Xcel Energy, Inc.	14,270	651,853
		2,073,150
Gas Utilities (2.17%)
Southwest Gas Holdings, Inc.	8,197	625,185

Multi-Utilities (1.36%)
Public Service Enterprise Group, Inc.	7,260	393,057

Total Utilities		3,091,392

Total Common Stocks
(Cost $26,587,382)		28,237,147
	Shares	Value
Money Market Mutual Funds (2.47%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	711,155	$711,155

Total Money Market Mutual Funds
(Cost $711,155)		711,155

Total Investments (100.51%)
(Cost $27,298,537)		$28,948,302

Liabilities Less Other Assets (-0.51%)		(147,472)

Net Assets (100.00%)		$28,800,830

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund ’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	53

Segall Bryant & Hamill Large Cap Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (98.44%)
Consumer Discretionary (20.22%)
Hotels, Restaurants & Leisure (6.87%)
Starbucks Corp.	5,450	$266,232
Yum! Brands, Inc.	4,548	355,745
		621,977
Multiline Retail (4.07%)
Target Corp.	4,838	368,269

Specialty Retail (4.48%)
Lowe's Cos., Inc.	4,244	405,599

Textiles, Apparel & Luxury Goods (4.80%)
Ralph Lauren Corp.	3,457	434,614

Total Consumer Discretionary		1,830,459

Consumer Staples (10.82%)
Food & Staples Retailing (3.86%)
Wal-Mart Stores, Inc.	4,082	349,623

Food Products (3.18%)
General Mills, Inc.	6,496	287,513

Household Products (3.78%)
Kimberly-Clark Corp.	3,252	342,566

Total Consumer Staples		979,702

Energy (3.89%)
Oil, Gas & Consumable Fuels (3.89%)
Occidental Petroleum Corp.	4,210	352,293

Total Energy		352,293

Financials (10.61%)
Banks (3.78%)
US Bancorp	6,845	342,387

Insurance (6.83%)
Chubb, Ltd. (Switzerland)	2,657	337,492
Prudential Financial, Inc.	3,000	280,530
		618,022
Total Financials		960,409

Health Care (13.82%)
Biotechnology (6.90%)
AbbVie, Inc.	3,186	295,183
Gilead Sciences, Inc.	4,653	329,619
		624,802
Health Care Providers & Services (2.86%)
Cardinal Health, Inc.	5,292	258,408
	Shares	Value
Pharmaceuticals (4.06%)
Pfizer, Inc.	10,132	$367,589

Total Health Care		1,250,799

Industrials (7.72%)
Aerospace & Defense (3.77%)
L-3 Communications Holdings, Inc.	1,777	341,753

Road & Rail (3.95%)
CSX Corp.	5,600	357,168

Total Industrials		698,921

Information Technology (19.11%)
IT Services (8.20%)
Broadridge Financial Solutions, Inc.	3,588	412,979
International Business Machines Corp.	2,359	329,552
		742,531
Semiconductors & Semiconductor Equipment (10.91%)
Broadcom, Inc.	1,400	339,696
QUALCOMM, Inc.	5,647	316,910
Xilinx, Inc.	5,075	331,194
		987,800
Total Information Technology		1,730,331

Materials (3.99%)
Chemicals (3.99%)
Eastman Chemical Co.	3,616	361,455

Total Materials		361,455

Utilities (8.26%)
Electric Utilities (8.26%)
Edison International	5,141	325,271
Exelon Corp.	9,919	422,549
		747,820
Total Utilities		747,820

Total Common Stocks
(Cost $8,380,832)		8,912,189

	Shares	Value
Money Market Mutual Funds (1.43%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	129,212	129,212

Total Money Market Mutual Funds
(Cost $129,212)		129,212

See Notes to Financial Statements.

54	| www.sbhfunds.com

Segall Bryant & Hamill Large Cap Dividend Fund	Statement of Investments
June 30, 2018 (Unaudited)

Value
Total Investments (99.87%)
(Cost $8,510,044)	$9,041,401

Other Assets Less Liabilities (0.13%)	11,505

Net Assets (100.00%)	$9,052,906

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	55

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (99.01%)
Consumer Discretionary (24.02%)
Diversified Consumer Services (4.78%)
Fu Shou Yuan International Group, Ltd. (China)	2,011,132	$2,268,598
IBJ, Inc. (Japan)	224,981	1,383,842
		3,652,440
Hotels, Restaurants & Leisure (10.49%)
Arcland Service Holdings Co., Ltd. (Japan)	102,317	2,173,595
Corporate Travel Management, Ltd. (Australia)	137,361	2,775,155
MTY Food Group, Inc. (Canada)	46,939	1,798,439
Yossix Co., Ltd. (Japan)	43,770	1,280,900
		8,028,089
Internet & Direct Marketing Retail (4.87%)
Webjet, Ltd. (Australia)	374,349	3,726,149

Specialty Retail (1.83%)
Vertu Motors PLC (United Kingdom)	2,140,300	1,401,033

Textiles Apparel & Luxury Goods (2.05%)
Pandora A/S (Denmark)	22,462	1,569,536

Total Consumer Discretionary		18,377,247

Consumer Staples (4.66%)
Food Products (2.73%)
Yihai International Holding, Ltd. (China)	1,092,850	2,083,848

Personal Products (1.93%)
Bwx, Ltd. (Australia)	350,400	1,478,087

Total Consumer Staples		3,561,935

Financials (12.86%)
Capital Markets (10.07%)
Azimut Holding SpA (Italy)	121,969	1,887,982
M&A Capital Partners Co., Ltd. (Japan)**	26,156	2,336,475
Sanne Group PLC (Jersey)	390,800	3,476,215
		7,700,672
Thrifts & Mortgage Finance (2.79%)
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	258,599	2,136,453

Total Financials		9,837,125
	Shares	Value
Health Care (6.04%)
Biotechnology (0.84%)
Shanghai Haohai Biological Technology Co., Ltd. - Class H (China)	103,200	$645,197

Life Sciences Tools & Services (2.49%)
Eurofins Scientific SE (Luxembourg)	3,420	1,902,684

Pharmaceuticals (2.71%)
China Medical System Holdings, Ltd. (China)	1,035,985	2,070,491

Total Health Care		4,618,372

Industrials (8.34%)
Commercial Services & Supplies (3.27%)
Boyd Group Income Fund (Canada)	28,039	2,499,868

Industrial Conglomerates (0.97%)
BGF Co., Ltd. (South Korea)	76,194	738,354

Professional Services (1.91%)
Nihon M&A Center, Inc. (Japan)	50,400	1,463,542

Trading Companies & Distributors (2.19%)
IMCD NV (Netherlands)	25,000	1,678,713

Total Industrials		6,380,477

Information Technology (36.72%)
Internet Software & Services (13.87%)
Autohome, Inc. ADR (China)	22,493	2,271,793
iomart Group PLC (United Kingdom)	252,334	1,248,818
Just Eat PLC (United Kingdom)**	130,700	1,343,709
Mitula Group, Ltd. (Australia)**	2,665,347	1,410,331
Momo, Inc. Sponsored ADR (China)**	37,500	1,631,250
SMS Co., Ltd. (Japan)	101,700	1,858,276
ZIGExN Co., Ltd. (Japan)**	105,500	844,267
		10,608,444
IT Services (10.38%)
Citadel Group, Ltd. (Australia)	268,883	1,307,344
Econocom Group SA (Belgium)	282,986	1,560,485
Keywords Studios PLC (Ireland)	153,140	3,605,584
Softcat PLC (United Kingdom)	144,965	1,465,494
		7,938,907
Software (12.47%)
Constellation Software, Inc. (Canada)	3,000	2,326,589
Descartes Systems Group, Inc. (Canada)**	27,600	899,181
Fortnox AB (Sweden)	338,186	2,510,885

See Notes to Financial Statements.

56	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Software (continued)
Logo Yazilim Sanayi Ve Ticaret AS (Turkey)**	169,885	$1,555,419
Magic Software Enterprises, Ltd. (Israel)	241,266	1,990,445
Sapiens International Corp. NV (Israel)	26,730	261,152
		9,543,671
Total Information Technology		28,091,022

Real Estate (2.78%)
Real Estate Management & Development (2.78%)
Japan Property Management Center Co., Ltd. (Japan)	68,811	811,077
Tateru, Inc. (Japan)	79,865	1,319,361
		2,130,438
Total Real Estate		2,130,438

Telecommunication Services (3.59%)
Wireless Telecommunication Services(3.59%)
Amaysim Australia, Ltd. (Australia)	3,505,700	2,750,059

Total Telecommunication Services		2,750,059
Total Common Stocks
(Cost $56,525,264)		75,746,675

	Shares	Value
Money Market Mutual Funds (0.03%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	24,988	24,988

Total Money Market Mutual Funds
(Cost $24,988)		24,988

Total Investments (99.04%)
(Cost $56,550,252)		$75,771,663

Other Assets Less Liabilities (0.96%)		736,401

Net Assets (100.00%)		$76,508,064

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

Country Breakdown as of June 30, 2018

Country	Market Value	%
Japan	$13,471,335	17.61%
Australia	13,447,125	17.57%
China	10,971,177	14.35%
United Kingdom	7,595,507	9.93%
Canada	7,524,077	9.84%
Ireland	3,605,584	4.71%
Jersey	3,476,215	4.54%
Sweden	2,510,885	3.28%
Israel	2,251,597	2.94%
Luxembourg	1,902,684	2.49%
Italy	1,887,982	2.47%
Netherlands	1,678,713	2.19%
Denmark	1,569,536	2.05%
Belgium	1,560,485	2.04%
Turkey	1,555,419	2.03%
South Korea	738,354	0.97%
United States	24,988	0.03%
Total Investments	75,771,663	99.04%
Other Assets in Excess of Liabilities	736,401	0.96%
Net Assets	$76,508,064	100.00%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	57

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (a)

Contract Description	Contracted Amount	Purchase/Sale Contract	Expiration Date	Value On Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
AUD	12,304,784	Sale	09/12/2018	$9,413,476	$9,108,223	$305,253
BRL	2,977,618	Purchase	09/12/2018	758,821	762,434	3,613
CAD	2,758,419	Sale	09/12/2018	2,131,703	2,100,822	30,881
DKK	5,158,234	Sale	09/12/2018	825,346	813,174	12,172
GBP	3,751,548	Sale	09/12/2018	5,058,889	4,967,224	91,665
IDR	29,677,440	Sale	09/12/2018	2,106	2,051	55
MXN	9,087,481	Purchase	09/12/2018	437,603	452,357	14,754
QAR	261,634	Purchase	09/12/2018	71,802	71,840	38
SEK	1,119,772	Sale	09/12/2018	130,146	125,715	4,431
TRY	7,093,138	Sale	09/12/2018	1,525,569	1,496,766	28,803
						$491,665

AED	351,925	Purchase	09/12/2018	$95,863	$95,807	$(56)
CHF	2,658,983	Purchase	09/12/2018	2,730,755	2,701,962	(28,793)
CLP	130,576,387	Purchase	09/12/2018	207,154	199,842	(7,312)
COP	158,195,948	Purchase	09/12/2018	55,549	53,793	(1,756)
CZK	347,987	Purchase	09/12/2018	16,122	15,706	(416)
EUR	5,596,981	Purchase	09/12/2018	6,662,726	6,572,064	(90,662)
HKD	28,119,554	Sale	09/12/2018	3,587,200	3,588,432	(1,232)
HUF	4,315,497	Purchase	09/12/2018	16,156	15,370	(786)
IDR	5,670,320,689	Purchase	09/12/2018	405,530	391,779	(13,751)
ILS	2,223,648	Purchase	09/12/2018	628,722	610,992	(17,730)
INR	159,340,752	Purchase	09/12/2018	2,337,854	2,305,737	(32,117)
JPY	558,313,167	Purchase	09/12/2018	5,111,621	5,068,323	(43,298)
KRW	2,437,769,084	Purchase	09/12/2018	2,285,610	2,192,447	(93,163)
NOK	9,101,620	Purchase	09/12/2018	1,137,499	1,120,780	(16,719)
NZD	794,333	Purchase	09/12/2018	560,073	538,038	(22,035)
PEN	52,065	Purchase	09/12/2018	15,948	15,812	(136)
PHP	7,528,882	Purchase	09/12/2018	142,191	140,590	(1,601)
PLN	549,175	Purchase	09/12/2018	152,437	146,784	(5,653)
RUB	4,453,196	Purchase	09/12/2018	70,942	70,375	(567)
SGD	1,212,291	Purchase	09/12/2018	911,127	891,135	(19,992)
THB	19,866,236	Purchase	09/12/2018	623,468	600,896	(22,572)
TWD	94,729,609	Purchase	09/12/2018	3,216,830	3,123,025	(93,805)
ZAR	11,464,863	Purchase	09/12/2018	876,578	827,916	(48,662)
						$(562,814)

(a)	As of June 30, 2018 BNY Mellon is the counterparty for all Forward Foreign Currency Contracts.

See Notes to Financial Statements.

58	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (98.74%)
Consumer Discretionary (16.57%)
Auto Components (2.98%)
Bridgestone Corp. (Japan)	38,700	$1,514,583

Automobiles (3.86%)
Toyota Motor Corp. (Japan)	30,300	1,962,255

Hotels, Restaurants & Leisure (6.18%)
Starbucks Corp.	26,800	1,309,180
Whitbread PLC (United Kingdom)	35,028	1,830,176
Specialty Retail (3.55%)		3,139,356
Lowe's Cos., Inc.	18,900	1,806,273

Total Consumer Discretionary		8,422,467

Consumer Staples (13.15%)
Food & Staples Retailing (3.93%)
Walmart, Inc.	23,327	1,997,958

Food Products (3.38%)
Nestle SA ADR (Switzerland)	22,145	1,714,687

Household Products (3.06%)
Kimberly-Clark Corp.	14,764	1,555,240

Tobacco (2.78%)
British American Tobacco PLC ADR (United Kingdom)	28,030	1,414,113

Total Consumer Staples		6,681,998

Energy (6.95%)
Oil, Gas & Consumable Fuels (6.95%)
Koninklijke Vopak (a.k.a. Royal Vopak) NV (Netherlands)	36,073	1,666,929
Occidental Petroleum Corp.	22,283	1,864,641
		3,531,570
Total Energy		3,531,570

Financials (12.67%)
Banks (3.52%)
US Bancorp	35,806	1,791,016

Insurance (9.15%)
Chubb, Ltd. (Switzerland)	11,800	1,498,836
Helvetia Holding AG (Switzerland)	2,949	1,686,972
Power Financial Corp. (Canada)	62,500	1,461,891
		4,647,699
Total Financials		6,438,715

	Shares	Value
Health Care (13.83%)
Biotechnology (4.41%)
AbbVie, Inc.	24,189	$2,241,111

Pharmaceuticals (9.42%)
Bayer AG (Germany)	15,500	1,707,821
Novartis AG ADR (Switzerland)	21,910	1,655,081
Roche Holding AG (Switzerland)	6,400	1,425,346
		4,788,248
Total Health Care		7,029,359

Industrials (8.90%)
Commercial Services & Supplies (2.88%)
Brambles, Ltd. (Australia)	222,900	1,464,820
Professional Services (6.02%)
Adecco Group AG (Switzerland)	22,800	1,352,851
RELX PLC (United Kingdom)	79,700	1,706,613
		3,059,464
Total Industrials		4,524,284

Information Technology (12.97%)
IT Services (3.65%)
Broadridge Financial Solutions, Inc.	16,100	1,853,110
Semiconductors & Semiconductor
Equipment (6.04%)
Broadcom, Inc.	6,900	1,674,216
QUALCOMM, Inc.	24,837	1,393,853
Software (3.28%)		3,068,069
Sage Group PLC (United Kingdom)	201,152	1,668,748

Total Information Technology		6,589,927

Materials (4.66%)
Chemicals (4.66%)
Koninklijke DSM N.V. (Netherlands)	23,559	2,369,352

Total Materials		2,369,352

Telecommunication Services (3.24%)
Wireless Telecommunication Services (3.24%)
KDDI Corp. (Japan)	60,200	1,648,071

Total Telecommunication Services		1,648,071

Utilities (5.80%)
Electric Utilities (3.05%)
Edison International	24,500	1,550,115

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	59

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Multi-Utilities (2.75%)
Canadian Utilities, Ltd. - Class A (Canada)	55,235	$1,394,898

Total Utilities		2,945,013

Total Common Stocks
(Cost $44,882,933)		50,180,756

	Shares	Value
Money Market Mutual Funds (1.28%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 1.800%)	652,314	652,314

Total Money Market Mutual Funds
(Cost $652,314)		652,314

Total Investments (100.02%)
(Cost $45,535,247)		$50,833,070

Liabilities Less Other Assets (-0.02%)		(9,787)

Net Assets (100.00%)		$50,823,283

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown as of June 30, 2018

Country	Market Value	%
United States	$19,689,027	38.74%
Switzerland	9,333,773	18.37%
United Kingdom	6,619,650	13.02%
Japan	5,124,909	10.08%
Netherlands	4,036,281	7.94%
Canada	2,856,789	5.63%
Germany	1,707,821	3.36%
Australia	1,464,820	2.88%
Total Investments	50,833,070	100.02%
Liabilities in Excess of Other Assets	(9,787)	(0.02%)
Net Assets	$50,823,283	100.00%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.

60	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Preferred Stocks (0.72%)
Financial Institutions (0.72%)
Banking (0.72%)
First Tennessee Bank NA - 144A, 3.75%(a)(b)	1,500	$1,192,500
ING Group NV (Netherlands), 6.13%	161,818	4,145,777
Royal Bank of Scotland Group PLC (United Kingdom), 6.60%	146,000	3,749,280
		9,087,557
Total Financial Institutions		9,087,557

Total Preferred Stocks
(Cost $9,289,428)		9,087,557

	Principal
	Amount	Value
Corporate Bonds (40.73%)
Financial Institutions (16.14%)
Banking (8.71%)
Bank of America Corp.:
3M US L + 0.79%, 12/20/23(b)	$6,425,000	$6,233,993
BB&T Corp.:
2.85%, 10/26/24	6,150,000	5,837,768
6.85%, 04/30/19	2,100,000	2,171,802
Capital One NA:
2.35%, 01/31/20(c)	12,875,000	12,694,714
Citigroup, Inc.:
2.75%, 04/25/22	9,625,000	9,322,266
Emigrant Capital Trust II - 144A:
12M US L + 2.00%%, 04/14/34(a)(b)	850,000	675,750
First Tennessee Bank NA:
2.95%, 12/01/19	10,975,000	10,927,701
JPMorgan Chase & Co.:
4.40%, 07/22/20	13,300,000	13,619,233
Key Bank NA:
2.35%, 03/08/19	12,850,000	12,814,360
MUFG Americas Holdings Corp.:
2.25%, 02/10/20	9,200,000	9,065,039
PNC Bank NA:
2.70%, 11/01/22	6,675,000	6,418,434
RBC USA Holdco Corp.:
5.25%, 09/15/20	1,900,000	1,985,444
UBS AG:
Series GMTN, 4.88%, 08/04/20	11,375,000	11,725,563
Wells Fargo & Co.:
3.00%, 10/23/26	6,550,000	6,052,209
		109,544,276

	Principal
	Amount	Value
Broker/Asset Managers/Exchanges (1.59%)
CBOE Holdings, Inc.:
3.65%, 01/12/27	$11,900,000	$11,499,636
FMR LLC - 144A:
7.49%, 06/15/19(a)	8,100,000	8,437,271
		19,936,907
Finance Companies (2.15%)
Aircastle, Ltd.:
5.00%, 04/01/23	5,725,000	5,774,636
5.50%, 02/15/22	3,375,000	3,479,051
General Electric Co.:
Series D, 3M US L + 3.33%%, Perpetual Maturity(b)	14,596,000	14,417,199
International Lease Finance Corp.:
5.88%, 08/15/22	508,000	539,856
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(a)	2,825,000	2,757,341
		26,968,083

Insurance (1.02%)
Massachusetts Mutual Life Insurance Co. - 144A:
8.88%, 06/01/39(a)	1,414,000	2,215,977
Northwestern Mutual Life Insurance Co. - 144A:
3.85%, 09/30/47(a)	6,000,000	5,503,264
6.06%, 03/30/40(a)	1,496,000	1,855,471
PartnerRe Finance B LLC:
5.50%, 06/01/20	3,200,000	3,308,109
		12,882,821

Real Estate Investment Trust (REITs) (2.67%)
MPT Operating Partnership LP / MPT Finance Corp.:
5.00%, 10/15/27	6,175,000	5,912,562
Ventas Realty LP / Ventas Capital Corp.:
4.75%, 06/01/21	10,500,000	10,821,680
Washington Real Estate Investment Trust:
3.95%, 10/15/22	2,025,000	2,035,116
4.95%, 10/01/20	13,825,000	14,157,874
Weingarten Realty Investors:
6.64%, 07/15/26	545,000	605,748
		33,532,980
Total Financial Institutions		202,865,067

Industrial (21.37%)
Basic Industry (2.72%)
CF Industries, Inc. - 144A:
4.50%, 12/01/26(a)	4,325,000	4,307,756
Potlatch Corp.:
7.50%, 11/01/19	9,571,000	10,097,405

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	61

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Basic Industry (continued)
Teck Resources, Ltd. - 144A (Canada):
8.50%, 06/01/24(a)	$8,500,000	$9,339,375
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(a)	10,675,000	10,490,347
		34,234,883
Capital Goods (3.42%)
Airbus Group Finance BV - 144A (Netherlands):
2.70%, 04/17/23(a)	1,950,000	1,884,745
CNH Industrial NV (United Kingdom):
4.50%, 08/15/23	3,275,000	3,300,872
General Dynamics Corp.:
2.63%, 11/15/27	3,025,000	2,785,106
Hexcel Corp.:
3.95%, 02/15/27	2,133,000	2,080,913
4.70%, 08/15/25	3,781,000	3,885,618
Huntington Ingalls Industries, Inc. - 144A:
5.00%, 11/15/25(a)(c)	8,550,000	8,864,555
Masco Corp.:
6.50%, 08/15/32	5,530,000	6,187,683
Northrop Grumman Innovation Systems, Inc.:
5.50%, 10/01/23	6,800,000	7,126,060
United Rentals North America, Inc.:
4.63%, 07/15/23	6,850,000	6,858,563
		42,974,115
Communications (3.22%)
America Movil SAB de CV (Mexico):
5.00%, 10/16/19	6,975,000	7,138,193
American Tower Corp.:
5.90%, 11/01/21	3,575,000	3,826,213
AT&T, Inc.:
4.55%, 03/09/49	3,577,000	3,102,231
4.75%, 05/15/46	5,800,000	5,196,041
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.88%, 04/01/24(a)	6,000,000	6,045,000
Lions Gate Capital Holdings LLC - 144A:
5.88%, 11/01/24(a)	4,700,000	4,780,793
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(a)	6,750,000	6,522,188

	Principal
	Amount	Value
Communications (continued)
Verizon Communications, Inc. - 144A:
4.33%, 09/21/28(a)	$3,912,000	$3,884,998
		40,495,657
Consumer Cyclical (3.40%)
Alimen Couche-Tard, Inc. - 144A (Canada):
3.55%, 07/26/27(a)	12,325,000	11,701,379
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(a)	7,720,000	7,835,800
General Motors Financial Co., Inc.:
3.95%, 04/13/24	4,425,000	4,334,163
4.25%, 05/15/23	3,200,000	3,210,048
L Brands, Inc.:
5.25%, 02/01/28	4,150,000	3,693,500
O'Reilly Automotive, Inc.:
4.88%, 01/14/21	7,276,000	7,518,356
Royal Caribbean Cruises, Ltd.:
5.25%, 11/15/22	4,200,000	4,433,663
		42,726,909
Consumer Non-Cyclical (3.26%)
Anheuser-Busch InBev Finance, Inc.:
4.90%, 02/01/46	5,700,000	5,882,635
Fomento Economico Mexicano SAB de CV (Mexico):
2.88%, 05/10/23	6,700,000	6,407,400
Grupo Bimbo SAB de CV - 144A (Mexico):
4.70%, 11/10/47(a)	3,125,000	2,850,656
Mead Johnson Nutrition Co.:
4.13%, 11/15/25	8,625,000	8,792,156
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(a)	11,425,000	12,237,386
Vista Outdoor, Inc.:
5.88%, 10/01/23	4,985,000	4,773,138
		40,943,371
Energy - Independent (1.75%)
Anadarko Finance Co.:
Series B, 7.50%, 05/01/31	6,085,000	7,550,553
Apache Corp.:
3.25%, 04/15/22	1,450,000	1,414,739
Burlington Resources, Inc.:
6.88%, 02/15/26	1,000,000	1,194,081
Diamondback Energy, Inc.:
4.75%, 11/01/24	6,000,000	5,872,500
Range Resources Corp.:
4.88%, 05/15/25	6,400,000	6,032,000
		22,063,873

See Notes to Financial Statements.
62	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Energy - Midstream (1.99%)
Boardwalk Pipelines LP:
3.38%, 02/01/23	$12,600,000	$12,142,863
MPLX LP:
4.88%, 06/01/25	6,700,000	6,896,535
Tennessee Gas Pipeline Co. LLC:
8.38%, 06/15/32	4,775,000	5,941,361
		24,980,759
Technology (0.91%)
EMC Corp.:
3.38%, 06/01/23	5,481,000	5,129,459
Iron Mountain, Inc.:
6.00%, 08/15/23	6,123,000	6,276,075
		11,405,534
Transportation (0.70%)
American Airlines 2013-2 Class A Pass Through Trust:
4.95%, 01/15/23	7,240,577	7,471,443
CSX Transportation, Inc.:
9.75%, 06/15/20	1,250,000	1,400,975
		8,872,418
Total Industrial		268,697,519

Utility (3.22%)
Electric (3.22%)
Duke Energy Carolinas LLC:
3.90%, 06/15/21	4,275,000	4,358,753
Series C, 7.00%, 11/15/18	4,285,000	4,351,768
Nevada Power Co.:
Series R, 6.75%, 07/01/37	2,850,000	3,760,330
Oncor Electric Delivery Co. LLC:
4.10%, 06/01/22	4,730,000	4,848,823
7.00%, 09/01/22	5,800,000	6,609,102
PSEG Power LLC:
5.13%, 04/15/20	11,875,000	12,252,629
San Diego Gas & Electric Co.:
6.00%, 06/01/26	3,550,000	4,023,182
Tenaska Alabama II Partners LP -144A:
6.13%, 03/30/23(a)	121,774	128,078
Tenaska Virginia Partners LP - 144A:
6.12%, 03/30/24(a)	122,383	128,533
		40,461,198
Total Utility		40,461,198

Total Corporate Bonds
(Cost $515,380,324)		512,023,784

	Principal
	Amount	Value
Municipal Bonds (4.91%)
California (2.37%)
City of San Francisco CA Public Utilities Commission Water Revenue:
6.00%, 11/01/40	$11,750,000	$14,730,975
San Diego County Regional Airport Authority:
6.63%, 07/01/40(c)	8,430,000	9,017,487
University of California:
6.27%, 05/15/31(c)	5,875,000	6,071,225

Total California		29,819,687

Louisiana (0.35%)
East Baton Rouge Sewerage Commission:
6.09%, 02/01/45(c)	4,200,000	4,393,242

Total Louisiana		4,393,242

Texas (1.37%)
Dallas Independent School District:
6.45%, 02/15/35(c)	4,600,000	4,981,202
North Texas Tollway Authority:
8.91%, 02/01/30(c)	8,350,000	9,083,547
University of Texas System:
6.28%, 08/15/41(c)	3,026,000	3,134,301

Total Texas		17,199,050

Washington (0.82%)
State of Washington:
Series AD VALOREM PROPERTY TAX, 5.48%, 08/01/39	8,400,000	10,270,680

Total Washington		10,270,680

Total Municipal Bonds
(Cost $63,941,796)		61,682,659

Asset Backed Securities (3.80%)
CarMax Auto Owner Trust:
Series 2018-2, Class A2, 2.73%, 04/15/20	8,425,000	8,418,978
Drive Auto Receivables Trust - 144A:
Series 2018-1, Class B, 2.88%, 10/15/19	9,500,000	9,477,064
Series 2017-AA, Class B, 2.51%, 01/15/21(a)	2,270,578	2,269,698

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	63

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Asset Backed Securities (continued)
DT Auto Owner Trust - 144A:
Series 2017-4A, Class A, 1.85%, 08/17/20(a)	$3,640,436	$3,629,958
NextGear Floorplan Master Owner Trust - 144A:
Series 2015-2A, Class A, 2.38%, 10/15/18(a)	8,230,000	8,223,635
Santander Drive Auto Receivables Trust:
Series 2016-2, Class B, 2.08%, 02/16/21	4,076,964	4,070,511
Sierra Receivables Funding Co. LLC - 144A:
Series 2017-1A, Class A, 2.91%, 07/20/24(a)	1,941,421	1,926,864
Toyota Auto Receivables Owner Trust:
Series 2017-A, Class A3, 1.73%, 02/16/21	5,475,000	5,422,749
Series 2018-A, Class A2A, 2.10%, 10/15/20	4,400,000	4,384,129

Total Asset Backed Securities
(Cost $47,938,419)		47,823,586

Collateralized Loan Obligations (1.67%)
Madison Park Funding XIV, Ltd. - 144A:
Series 2017-14A, Class A1R, 3M US L + 1.12%%, 07/20/26(a)(b)	7,300,000	7,300,847
Seneca Park CLO, Ltd. - 144A:
Series 2017-1A, Class AR, 3M US L + 1.12%%, 07/17/26(a)(b)	13,677,000	13,676,644

Total Collateralized Loan Obligations
(Cost $20,988,516)		20,977,491

Commercial Mortgage-Backed Securities (3.25%)
Crown Castle Towers LLC - 144A:
4.88%, 08/15/20(a)	5,900,000	6,054,077
Freddie Mac Multifamily Structured Pass Through Certificates:
Series 2017-Q004, Class A2H, 2.71%, 01/25/21(b)	10,655,116	10,675,433
GTP Acquisition Partners I LLC - 144A:
3.48%, 06/16/25(a)	10,800,000	10,552,380

	Principal
	Amount	Value
Commercial Mortgage-Backed Securities (continued)
InSite Issuer LLC - 144A:
Series 2016-1A, Class C, 6.41%, 11/15/23(a)	$2,250,000	$2,245,152
Tuckahoe Credit Lease Trust - 144A:
9.31%, 10/20/25(a)(d)	3,286,009	3,515,044
VB-S1 Issuer LLC - 144A:
Series 2016-1A, Class F, 6.90%, 06/15/21(a)	7,500,000	7,809,098

Total Commercial Mortgage-Backed Securities
(Cost $40,334,271)		40,851,184

Mortgage-Backed Securities Pass through (23.92%)
Fannie Mae Pool:
Pool #889108, 6.00%, 02/01/38	738,498	813,559
Pool #888405, 5.00%, 12/01/36	192,470	206,188
Pool #889579, 6.00%, 05/01/38	1,128,325	1,234,217
Pool #910881, 5.00%, 02/01/37	290,994	297,899
Pool #907772, 6.00%, 12/01/36	131,914	137,058
Pool #888016, 5.50%, 05/01/36	1,263,083	1,361,965
Pool #845471, 5.00%, 05/01/36	90,454	92,592
Pool #745275, 5.00%, 02/01/36	1,010,864	1,083,186
Pool #BH2597, Series 2017, 4.00%, 08/01/47	11,819,669	12,077,931
Pool #CA0241, Series 2017, 4.00%, 08/01/47	11,974,885	12,236,543
Pool #BM1909, Series 2017, 4.00%, 02/01/45	22,602,827	23,296,223
Pool #MA2145, Series 2014, 4.00%, 01/01/45	11,331,542	11,590,769
Pool #MA2005, Series 2014, 4.50%, 08/01/44	905,697	952,063
Pool #MA2354, Series 2015, 3.50%, 08/01/35	11,273,936	11,408,233
Pool #AE0395, 4.50%, 10/01/40	4,681,262	4,926,810
Pool #AD4268, 4.50%, 03/01/25	1,682,790	1,739,448
Pool #MA1917, Series 2014, 4.50%, 06/01/44	647,780	681,006
Pool #995838, 5.50%, 05/01/39	921,781	995,044
Pool #995373, Series 2009, 4.50%, 02/01/39	6,068,555	6,381,876

See Notes to Financial Statements.

64	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Fannie Mae Pool (continued)
Pool #AB4853, 3.00%, 04/01/32	$2,061,288	$2,050,430
Pool #MA1700, Series 2013, 4.50%, 12/01/43	3,099,271	3,261,241
Pool #AC8938, 4.50%, 01/01/25	2,778,619	2,872,329
Pool #AS5823, Series 2015, 3.50%, 09/01/45	13,888,603	13,865,028
Pool #AL9242, Series 2016, 3.00%, 08/01/43	10,344,699	10,114,204
Pool #AS6548, Series 2016, 2.50%, 01/01/31	8,780,426	8,554,206
Pool #AS7732, Series 2016, 3.00%, 08/01/41	10,716,324	10,482,118
Pool #AS7367, Series 2016, 3.00%, 06/01/41	3,551,940	3,473,489
Pool #AL7911, Series 2015, 3.50%, 12/01/45	8,755,904	8,748,738
Pool #256526, 6.00%, 12/01/36	444,653	467,634
Pool #190377, 5.00%, 11/01/36	968,107	1,037,443
Pool #AL0933, Series 2011, 5.00%, 10/01/41	1,178,767	1,264,447
Pool #AL5315, Series 2014, 4.00%, 06/01/42	2,432,817	2,499,583
Pool #AL3287, Series 2013, 4.50%, 09/01/41	3,437,512	3,615,946
Pool #AY3374, Series 2015, 3.50%, 04/01/45	13,218,289	13,213,997
Pool #AX2530, Series 2014, 4.00%, 11/01/44	6,855,286	7,021,721
Pool #725705, 5.00%, 08/01/34	190,114	203,678
Pool #735897, 5.50%, 10/01/35	752,594	811,598
Pool #735288, 5.00%, 03/01/35	1,022,675	1,095,502
Pool #AU1628, Series 2013, 3.00%, 07/01/43	3,076,072	3,005,149
Pool #AS8327, Series 2016, 4.00%, 11/01/46	4,145,141	4,230,984
Pool #AS7887, Series 2016, 3.00%, 09/01/41	11,132,193	10,889,769
Pool #AS8461, Series 2016, 3.50%, 12/01/46	11,071,465	11,051,813
Pool #AS9988, Series 2017, 4.50%, 07/01/47	9,993,235	10,417,182
Pool #AS9663, Series 2017, 4.00%, 05/01/47	11,817,380	12,058,323

	Principal
	Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Freddie Mac Gold Pool:
Gold Pool #A91161, 4.50%, 02/01/40	$2,068,575	$2,176,540
Gold Pool #A92533, 4.50%, 06/01/40	2,064,530	2,172,341
Gold Pool #G18696, Series 2018, 3.50%, 07/01/33	6,250,000	6,328,864
Gold Pool #G08079, 5.00%, 09/01/35	962,058	1,027,817
Gold Pool #G08607, Series 2014, 4.50%, 09/01/44	1,976,342	2,071,456
Gold Pool #G67700, Series 2016, 3.50%, 08/01/46	8,151,849	8,164,307
Gold Pool #Q51888, Series 2017, 4.00%, 11/01/47	12,923,408	13,184,536
Gold Pool #A97620, 4.50%, 03/01/41	4,624,770	4,866,469
Gold Pool #A93505, 4.50%, 08/01/40	2,978,208	3,133,814
Gold Pool #A97047, 4.50%, 02/01/41	2,573,522	2,707,947
Gold Pool #G02064, 5.00%, 02/01/36	516,869	552,029
Gold Pool #G02252, 5.50%, 07/01/36	912,041	985,485
Gold Pool #G01960, 5.00%, 12/01/35	322,611	345,341
Gold Pool #A41748, 5.00%, 01/01/36	324,482	345,595
Gold Pool #A42128, 5.50%, 01/01/36	393,291	422,173
Gold Pool #G07961, Series 2015, 3.50%, 03/01/45	9,351,246	9,360,587
Gold Pool #G08061, 5.50%, 06/01/35	93,669	100,600
Gold Pool #G05200, 5.00%, 05/01/36	1,713,016	1,830,332
Gold Pool #G02386, 6.00%, 11/01/36	625,974	690,105
Gold Pool #G03189, 6.50%, 09/01/37	1,242,586	1,402,629
Freddie Mac Non Gold Pool:
Pool #781958, 2.87%, 09/01/34(b)	88,360	93,580
Ginnie Mae I Pool:
Pool #550656, 5.00%, 09/15/35	166,992	176,429

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	65

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Ginnie Mae II Pool:
Pool #G24496, 5.00%, 07/20/39	$790,346	$849,860

Total Mortgage-Backed Securities Passthrough
(Cost $307,535,712)		300,807,998

Residential Mortgage-Backed Securities (2.55%)
American Home Mortgage Investment Trust:
Series 2004-4, Class 6A1, 6.00%, 02/25/45(e)	3,031,476	3,073,272
Banc of America Funding Trust:
Series 2005-4, Class 1A4, 5.50%, 08/25/35	86,526	86,741
Series 2005-4, Class 2A4, 5.50%, 08/25/35	179,555	179,394
Bear Stearns Co Asset Backed Securities Trust:
Series 2003-AC4, Class A, 5.50%, 09/25/33(e)	4,602,551	4,633,290
CHL Mortgage Pass-Through Trust:
Series 2004-HYB2, Class 5A, 3.81%, 07/20/34(b)	1,836,854	1,850,216
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.03%, 07/25/35(b)	205,506	209,493
Deephaven Residential Mortgage Trust - 144A:
Series 2018-2A, Class A1, 3.48%, 06/25/22(a)	4,387,602	4,387,547
Series 2017-3A, Class A3, 2.81%, 10/25/47(a)(b)	2,357,664	2,345,342
Series 2018-1A, Class A3, 3.20%, 02/25/22(a)(b)	3,055,560	3,046,710
GSR Mortgage Loan Trust:
Series 2005-3F, Class 2A3, 6.00%, 03/25/35	1,131,827	1,117,958
MASTR Alternative Loan Trust:
Series 2005-3, Class 3A1, 6.50%, 04/25/35	3,302,781	3,463,229
PHHMC Trust:
Series 2007-2, Class A2, 5.52%, 05/18/37(b)	1,018,841	1,034,353
Renaissance Home Equity Loan Trust:
Series 2005-2, Class AF6, 4.78%, 08/25/35(e)	1,600,725	1,651,328

	Principal
	Amount	Value
Residential Mortgage-Backed Securities (continued)
Sequoia Mortgage Trust - 144A:
Series 2017-CH2, Class A10, 4.00%, 12/25/47(a)(b)	$4,895,937	$4,949,930

Total Residential Mortgage-Backed Securities
(Cost $32,227,885)		32,028,803

U.S. Treasury Bonds & Notes (16.54%)
United States Treasury Note/Bond
2.50%, 02/15/45	40,375,000	$36,783,833
2.88%, 05/15/43	25,250,000	24,781,987
3.00%, 05/15/42	9,775,000	9,823,111
2.38%, 05/15/27	10,500,000	10,109,531
2.75%, 11/15/23	5,450,000	5,447,978
2.25%, 11/15/25	35,800,000	34,431,629
4.38%, 02/15/38	5,130,000	6,248,681
4.50%, 02/15/36	12,000,000	14,666,484
5.38%, 02/15/31	18,475,000	23,334,791
3.13%, 11/15/41	6,650,000	6,826,381
4.75%, 02/15/41	17,005,000	22,020,479
4.38%, 11/15/39	11,000,000	13,496,484
		207,971,369
Total U.S. Treasury Bonds & Notes
(Cost $204,284,304)		207,971,369

	Shares/Principal	Value
Money Market Mutual Funds (0.72%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.800%)	9,023,132	9,023,132
Total Money Market Mutual Funds
(Cost $9,023,132)		9,023,132

Total Investments (98.81%)
(Cost $1,250,943,787)		$1,242,277,563

Other Assets Less Liabilities (1.19%)		14,972,689

Net Assets (100.00%)		$1,257,250,252

See Notes to Financial Statements.

66	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of June 30, 2018 is provided below. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.

(d)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2018.

Libor Rates:

3M US L - 3 Month LIBOR as of June 30, 2018 was 2.34%

12M US L - 12 Month LIBOR as of June 30, 2018 was 2.76%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	67

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
June 30, 2018 (Unaudited)

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Airbus Group Finance BV - 144A	2.700%	04/17/2023	08/16/2016-06/16/2017	$1,980,239	$1,884,745	0.15	%^
Alimen Couche-Tard, Inc. - 144A	3.550%	07/26/2027	07/19/2017-08/23/2017	12,353,111	11,701,379	0.93	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875%	04/01/2024	10/18/2017	6,366,812	6,045,000	0.48	%^
CF Industries, Inc. - 144A	4.500%	12/01/2026	11/10/2016	4,301,900	4,307,756	0.34	%^
Crown Castle Towers LLC - 144A	4.883%	08/15/2020	01/08/2010	5,900,000	6,054,077	0.48	%^
Deephaven Residential Mortgage Trust - 144A	3.479%	06/25/2022	5/24/2018	4,387,547	4,387,547	0.35%
Deephaven Residential Mortgage Trust - 144A	2.813%	10/25/2047	11/01/2017	2,355,002	2,345,342	0.19%
Deephaven Residential Mortgage Trust - 144A	3.202%	02/25/2022	01/26/2018	3,055,547	3,046,710	0.24%
Drive Auto Receivables Trust - 144A	2.510%	01/15/2021	01/24/2017	2,270,518	2,269,698	0.18	%^
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A	8.000%	06/01/2021	04/20/2016-05/26/2016	7,290,604	7,835,800	0.62	%^
DT Auto Owner Trust - 144A	1.850%	08/17/2020	05/14/2018-06/12/2018	3,627,529	3,629,958	0.29	%^
Emigrant Capital Trust II - 144A	12M US L + 2.00%%	04/14/2034	08/11/2004	847,250	675,750	0.05%
First Tennessee Bank NA - 144A	3.750%		03/16/2005	1,500,000	1,192,500	0.09%
FMR LLC - 144A	7.490%	06/15/2019	03/06/2007	8,339,384	8,437,271	0.67	%^
Grupo Bimbo SAB de CV - 144A	4.700%	11/10/2047	11/07/2017	3,118,070	2,850,656	0.23	%^
GTP Acquisition Partners I LLC - 144A	3.482%	06/16/2025	05/20/2015-05/27/2015	10,818,635	10,552,380	0.84	%^
Huntington Ingalls Industries, Inc. - 144A	5.000%	11/15/2025	08/24/2017-09/22/2017	9,206,048	8,864,555	0.71	%^
InSite Issuer LLC - 144A	6.414%	11/15/2023	10/25/2016-10/28/2016	2,255,792	2,245,152	0.18%
Lions Gate Capital Holdings LLC - 144A	5.875%	11/01/2024	10/13/2016-11/03/2016	4,710,888	4,780,793	0.38	%^
Madison Park Funding XIV, Ltd. - 144A	3M US L + 1.12%%	07/20/2026	04/13/2017	7,301,004	7,300,847	0.58	%^
Massachusetts Mutual Life Insurance Co. - 144A	8.875%	06/01/2039	03/23/2015	2,268,090	2,215,977	0.18	%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	07/13/2016-07/14/2016	6,802,044	6,522,188	0.52	%^
NextGear Floorplan Master Owner Trust - 144A	2.380%	10/15/2018	10/23/2015	8,229,303	8,223,635	0.65	%^
Northwestern Mutual Life Insurance Co. - 144A	3.850%	09/30/2047	05/24/2018-06/15/2018	5,545,398	5,503,264	0.44	%^
Northwestern Mutual Life Insurance Co. - 144A	6.063%	03/30/2040	07/16/2015-08/10/2015	1,758,139	1,855,471	0.14	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/04/2014-05/24/2017	2,825,000	2,757,341	0.22	%^
Seneca Park CLO, Ltd. - 144A	3M US L + 1.12%%	07/17/2026	05/02/2017	13,687,512	13,676,644	1.09	%^
Sequoia Mortgage Trust - 144A	4.000%	12/25/2047	11/07/2017	5,005,365	4,949,930	0.39	%^
Sierra Receivables Funding Co. LLC - 144A	2.910%	07/20/2024	03/13/2017	1,941,296	1,926,864	0.15	%^
Teck Resources, Ltd. - 144A	8.500%	06/01/2024	10/17/2017-10/18/2017	9,554,396	9,339,375	0.74	%^
Tenaska Alabama II Partners LP - 144A	6.125%	03/30/2023	10/09/2003-09/04/2009	122,316	128,078	0.01	%^
Tenaska Virginia Partners LP - 144A	6.119%	03/30/2024	04/29/2004-06/26/2014	122,351	128,533	0.01	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/07/2014-10/16/2014	12,102,589	12,237,386	0.97	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	3,020,919	3,515,044	0.28%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2021	06/08/2016-10/26/2016	7,560,146	7,809,098	0.62%
Verizon Communications, Inc. - 144A	4.329%	09/21/2028	06/25/2018	3,855,161	3,884,998	0.31	%^
West Fraser Timber Co., Ltd. - 144A	4.350%	10/15/2024	10/07/2014	10,675,000	10,490,347	0.84%
				$197,060,905	$195,572,089	15.54%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 12.70% of the Fund's net assets as of June 30, 2018.

See Notes to Financial Statements.

68	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Shares	Value
Common Stocks (1.02%)
Energy Equipment & Services (1.02%)
Oil & Gas Equipment & Services (1.02%)
Gulfmark Offshore, Inc.**	16,512	$553,152
Gulfmark Offshore, Inc. - Restricted Shares**(a)(b)	5,750	173,362
		726,514
Total Energy Equipment & Services		726,514

Total Common Stocks
(Cost $1,330,975)		726,514

	Shares	Value
Preferred Stocks (1.84%)
Financial Institutions (1.84%)
Banking (1.84%)
ING Group NV (Netherlands), 6.13%	29,000	742,980
Royal Bank of Scotland Group PLC (United Kingdom), 6.60%	21,800	559,824
		1,302,804
Total Financial Institutions		1,302,804

Total Preferred Stocks
(Cost $1,285,548)		1,302,804

	Principal
	Amount	Value
Corporate Bonds (89.55%)
Financial Institutions (7.47%)
Banking (0.56%)
Emigrant Capital Trust II - 144A:
12M US L + 2.00%%, 04/14/34(c)(d)	$500,000	$397,500

Finance Companies (2.36%)
Aircastle, Ltd.:
5.00%, 04/01/23	750,000	756,503
5.50%, 02/15/22	250,000	257,707
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(c)	675,000	658,834
		1,673,044
Insurance (1.43%)
Centene Escrow I Corp. - 144A:
5.38%, 06/01/26(c)	1,000,000	1,015,630

Real Estate Investment Trusts (REITs) (3.12%)
CBL & Associates LP:
4.60%, 10/15/24	1,000,000	822,034

	Principal
	Amount	Value
Real Estate Investment Trusts (REITs) (continued)
MPT Operating Partnership LP / MPT Finance Corp.:
5.00%, 10/15/27	$1,450,000	$1,388,375
		2,210,409
Total Financial Institutions		5,296,583

Industrial (81.34%)
Basic Industry (9.20%)
CF Industries, Inc.:
3.45%, 06/01/23	750,000	712,492
5.38%, 03/15/44	500,000	443,125
Compass Minerals International, Inc. - 144A:
4.88%, 07/15/24(c)	1,400,000	1,319,920
FMG Resources August 2006 Pty, Ltd. - 144A (Australia):
4.75%, 05/15/22(c)	750,000	726,563
Potlatch Corp.:
7.50%, 11/01/19	1,500,000	1,582,500
Teck Resources, Ltd. - 144A (Canada):
8.50%, 06/01/24(c)	1,000,000	1,098,750
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(c)	650,000	638,757
		6,522,107
Capital Goods (8.24%)
Ball Corp.:
5.25%, 07/01/25	700,000	716,625
James Hardie International Finance DAC - 144A (Ireland):
4.75%, 01/15/25(c)	500,000	490,000
Masco Corp.:
6.50%, 08/15/32	966,000	1,080,886
Moog, Inc. - 144A:
5.25%, 12/01/22(c)	1,250,000	1,278,125
Oshkosh Corp.:
5.38%, 03/01/25	750,000	772,500
United Rentals North America, Inc.:
4.63%, 07/15/23	1,500,000	1,501,875
		5,840,011
Communications (15.68%)
AMC Networks, Inc.:
4.75%, 12/15/22	975,000	978,656
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.88%, 04/01/24(c)	1,500,000	1,511,250
DISH DBS Corp.:
5.88%, 07/15/22	1,250,000	1,179,687
Lamar Media Corp.:
5.38%, 01/15/24	1,250,000	1,276,563

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	69

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Communications (continued)
Lions Gate Capital Holdings LLC - 144A:
5.88%, 11/01/24(c)	$1,000,000	$1,017,190
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(c)	1,000,000	966,250
Nielsen Co. Luxembourg SARL - 144A (Luxembourg):
5.00%, 02/01/25(c)	750,000	716,250
Sirius XM Radio, Inc. - 144A:
5.38%, 04/15/25(c)	1,000,000	988,750
T-Mobile USA, Inc.:
6.50%, 01/15/24	1,250,000	1,303,825
Virgin Media Secured Finance PLC (United Kingdom):
5.25%, 01/15/21	1,160,000	1,181,750
		11,120,171
Consumer Cyclical (19.71%)
Allison Transmission, Inc. - 144A:
5.00%, 10/01/24(c)	1,375,000	1,356,094
Cinemark USA, Inc.:
4.88%, 06/01/23	750,000	738,656
CoreCivic, Inc.:
4.13%, 04/01/20	750,000	751,875
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(c)	1,250,000	1,268,750
Goodyear Tire & Rubber Co.:
4.88%, 03/15/27	250,000	229,065
8.75%, 08/15/20	1,644,000	1,796,069
Hanesbrands, Inc. - 144A:
4.63%, 05/15/24(c)	750,000	735,000
L Brands, Inc.:
5.25%, 02/01/28	500,000	445,000
6.88%, 11/01/35	450,000	402,750
Meritor, Inc.:
6.25%, 02/15/24	1,250,000	1,265,625
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.:
5.63%, 05/01/24	1,250,000	1,271,875
Royal Caribbean Cruises, Ltd.:
7.50%, 10/15/27	800,000	961,426
Service Corp International:
4.63%, 12/15/27	481,000	455,555
Speedway Motorsports, Inc.:
5.13%, 02/01/23	1,425,000	1,400,063
Tenneco, Inc.:
5.00%, 07/15/26	1,000,000	895,500
		13,973,303
Consumer Non-Cyclical (11.40%)
DaVita, Inc.:
5.13%, 07/15/24	900,000	874,687

	Principal
	Amount	Value
Consumer Non-Cyclical (continued)
Hill-Rom Holdings, Inc. - 144A:
5.00%, 02/15/25(c)	$500,000	$487,500
Hologic, Inc. - 144A:
4.38%, 10/15/25(c)	1,000,000	957,500
Magellan Health, Inc.:
4.40%, 09/22/24	750,000	735,637
Quintiles IMS, Inc. - 144A:
4.88%, 05/15/23(c)	1,500,000	1,522,500
Teleflex, Inc.:
4.63%, 11/15/27	250,000	237,188
4.88%, 06/01/26	385,000	379,225
5.25%, 06/15/24	524,000	542,340
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(c)	1,074,000	1,150,368
Vista Outdoor, Inc.:
5.88%, 10/01/23	1,250,000	1,196,875
		8,083,820
Energy - Independent (6.22%)
Diamondback Energy, Inc.:
4.75%, 11/01/24	1,500,000	1,468,125
Range Resources Corp.:
4.88%, 05/15/25	2,100,000	1,979,250
RSP Permian, Inc.:
5.25%, 01/15/25	900,000	966,600
		4,413,975
Energy - Midstream (4.11%)
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.63%, 05/20/24	1,500,000	1,483,125
Boardwalk Pipelines LP:
3.38%, 02/01/23	1,250,000	1,204,649
Tennessee Gas Pipeline Co. LLC:
8.38%, 06/15/32	180,000	223,968
		2,911,742
Energy - Refining (2.17%)
Tesoro Corp.:
5.38%, 10/01/22	1,500,000	1,535,700

Technology (4.61%)
Amkor Technology, Inc.:
6.63%, 06/01/21	596,000	593,392
Dell, Inc.:
7.10%, 04/15/28	1,000,000	1,077,500
EMC Corp.:
3.38%, 06/01/23	175,000	163,776
Iron Mountain, Inc.:
6.00%, 08/15/23	1,400,000	1,435,000
		3,269,668

See Notes to Financial Statements.

70	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Transportation (0.00%)(e)
Continental Airlines, Inc.:
Series 1999-1B, Class B, 6.80%,08/02/18	$3,627	$3,627

Total Industrial		57,674,124

Utility (0.74%)
Electric (0.74%)
Enviva Partners LP / Enviva Partners Finance Corp.:
8.50%, 11/01/21	500,000	521,875

Total Utility		521,875

Total Corporate Bonds
(Cost $64,461,493)		63,492,582

Commercial Mortgage-Backed Securities (3.90%)
InSite Issuer LLC - 144A:
Series 2016-1A, Class C, 6.41%, 11/15/23(c)	250,000	249,461
Tuckahoe Credit Lease Trust - 144A:
9.31%, 10/20/25(a)(c)	1,285,830	1,375,452
VB-S1 Issuer LLC - 144A:
Series 2016-1A, Class F, 6.90%, 06/15/21(c)	1,095,000	1,140,129

Total Commercial Mortgage-Backed Securities
(Cost $2,548,061)		2,765,042

Residential Mortgage-Backed Securities (0.61%)
Citigroup Mortgage Loan Trust, Inc.:
Series 2003-UST1, Class A1, 5.50%, 12/25/18	138,625	138,985
Countrywide Asset-Backed Certificates - 144A:
Series 2005-SD2, Class M3, 5.50%, 08/25/35(c)(f)	286,783	294,575

Total Residential Mortgage-Backed Securities
(Cost $424,992)		433,560

Total Investments (96.92%)
(Cost $70,051,069)		$68,720,502

Other Assets Less Liabilities (3.08%)		2,183,696

Net Assets (100.00%)		$70,904,198

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

(a)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(b)	This security is restricted. See the table on the following page for additional information regarding each security.

(c)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of June 30, 2018 is provided on the next page. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Less than 0.005%.

(f)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2018.

Libor Rates:

12M US L - 12 Month LIBOR as of June 30, 2018 was 2.76%

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	71

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
June 30, 2018 (Unaudited)

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Allison Transmission, Inc. - 144A	5.000%	10/01/2024	9/14/2016 - 05/1/2017	$1,393,365	$1,356,094	1.91	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875%	04/01/2024	6/10/2016 - 8/5/2016	1,565,743	1,511,250	2.13	%^
Centene Escrow I Corp. - 144A	5.375%	06/01/2026		1,000,000	1,015,630	1.43	%^
Compass Minerals International, Inc. - 144A	4.875%	07/15/2024	10/23/2014 - 3/18/2015	1,389,845	1,319,920	1.86	%^
Countrywide Asset-Backed Certificates - 144A	5.500%	08/25/2035	9/23/2016	286,275	294,575	0.41%
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A	8.000%	06/01/2021	3/10/2016 - 7/12/2017	1,199,409	1,268,750	1.79	%^
Emigrant Capital Trust II - 144A	12M US L + 2.00%%	04/14/2034	8/11/2004	498,382	397,500	0.56%
FMG Resources August 2006 Pty, Ltd. - 144A	4.750%	05/15/2022	6/15/2017	751,414	726,563	1.03	%^
Hanesbrands, Inc. - 144A	4.625%	05/15/2024	5/3/2016	750,000	735,000	1.04	%^
Hill-Rom Holdings, Inc. - 144A	5.000%	02/15/2025	2/9/2017	500,000	487,500	0.69	%^
Hologic, Inc. - 144A	4.375%	10/15/2025	10/4/2017 - 10/16/2017	1,006,671	957,500	1.35	%^
InSite Issuer LLC - 144A	6.414%	11/15/2023	10/25/2016 - 10/28/2016	250,644	249,461	0.35%
James Hardie International Finance DAC - 144A	4.750%	01/15/2025	10/6/2015 - 3/3/2017	505,597	490,000	0.69	%^
Lions Gate Capital Holdings LLC - 144A	5.875%	11/01/2024	10/13/2016	1,002,583	1,017,190	1.44	%^
Moog, Inc. - 144A	5.250%	12/01/2022	3/20/2017 - 11/9/2017	1,284,386	1,278,125	1.80	%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	7/13/2016 - 7/14/2016	1,007,720	966,250	1.36	%^
Nielsen Co. Luxembourg SARL - 144A	5.000%	02/01/2025	6/7/2017 - 11/15/2017	767,624	716,250	1.01	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/5/2014 - 5/24/2017	675,000	658,834	0.93	%^
Quintiles IMS, Inc. - 144A	4.875%	05/15/2023	10/20/2016 - 2/08/2017	1,527,056	1,522,500	2.15	%^
Sirius XM Radio, Inc. - 144A	5.375%	04/15/2025	9/15/2016 - 11/29/2016	1,048,395	988,750	1.39	%^
Teck Resources, Ltd. - 144A	8.500%	06/01/2024	12/11/2009 - 5/25/2017	1,138,069	1,098,750	1.55	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/7/2014 - 6/27/2017	1,110,539	1,150,368	1.62	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	1,182,099	1,375,452	1.94%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2021	6/8/2016 - 12/2/2016	1,115,318	1,140,129	1.61%
West Fraser Timber Co., Ltd. - 144A	4.350%	10/15/2024	6/14/2016 - 12/2/2016	613,086	638,757	0.90%
				$23,569,220	$23,361,098	32.94%
Restricted Securities - Non 144A
Gulfmark Offshore, Inc. - Restricted Shares			11/15/2017	$119,772	$173,362	0.24%
Total Restricted Securities				$23,688,992	$23,534,460	33.18%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 27.17% of the Fund's net assets as of June 30, 2018.

See Notes to Financial Statements.

72	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Corporate Bonds (7.63%)
Financial Institutions (1.46%)
Banking (1.46%)
Capital One NA:
2.35%, 01/31/20(a)	$500,000	$492,999

Total Financial Institutions		492,999

Industrial (5.10%)
Aerospace & Defense (1.00%)
Huntington Ingalls - 144A:
5.00%, 11/15/25(a)(b)	325,000	336,957

Food & Beverage (1.45%)
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21(a)	500,000	493,307

Restaurants (1.44%)
Starbucks Corp.:
2.10%, 02/04/21(a)	500,000	486,236

Wireless (1.21%)
America Movil SAB de CV (Mexico):
5.00%, 10/16/19	400,000	409,359

Total Industrial		1,725,859

Utility (1.07%)
Electric (1.07%)
PSEG Power LLC:
5.13%, 04/15/20	350,000	361,130

Total Utility		361,130

Total Corporate Bonds
(Cost $2,586,947)		2,579,988

	Principal
	Amount	Value
Municipal Bonds (89.86%)
General Obligation Unltd (3.89%)
General Obligation (3.89%)
Commonwealth of Puerto Rico (Puerto Rico):
5.25%, 07/01/24 AGM(a)(c)	$485,000	$513,460
5.38%, 07/01/25 AGM(a)(c)	485,000	517,034
State of Washington:
5.00%, 07/01/31(a)	250,000	284,520
		1,315,014
Total General Obligation Unltd		1,315,014

	Principal
	Amount	Value
Government Related (11.48%)
Local Authority (11.48%)
Denver Health & Hospital Authority:
4.90%, 12/01/24(a)	$910,000	$920,774
Industrial Development Authority of the City of Phoenix:
3.79%, 07/01/21	500,000	499,915
New Hope Cultural Education Facilities Finance Corp.:
5.00%, 08/15/19	140,000	139,363
North Texas Tollway Authority:
8.91%, 02/01/30(a)	680,000	739,738
San Diego County Regional Airport Authority:
6.63%, 07/01/40(a)	140,000	149,757
State of Colorado:
6.24%, 03/15/30(a)	180,000	189,389
Virginia Small Business Financing Authority:
4.00%, 07/01/50(a)	1,250,000	1,243,550
		3,882,486
Total Government Related		3,882,486

Revenue Bonds (73.05%)
Airport (0.41%)
Chicago O'Hare International Airport:
5.63%, 01/01/35(a)	5,000	5,402
City of Houston TX Airport System Revenue:
5.45%, 07/01/24 AGM(c)	115,000	131,792
		137,194
Development (6.79%)
Brooklyn Arena Local Development Corp.:
5.00%, 07/15/25	40,000	45,555
City of Minneapolis MN:
4.00%, 06/01/28(a)	115,000	122,459
Fulton County Development Authority:
5.75%, 10/01/36(a)	150,000	163,724
Kentucky Economic Development Finance Authority:
5.00%, 12/01/47 AGM(a)(c)	1,000,000	1,087,639
Love Field Airport Modernization Corp.:
5.25%, 11/01/40(a)	555,000	590,581
Tulsa Industrial Authority:
4.00%, 10/01/21	275,000	284,122
		2,294,080

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	73

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Education (2.82%)
Colorado Educational & Cultural Facilities Authority:
4.00%, 12/01/38(a)	$50,000	$50,620
4.00%, 06/15/20	40,000	40,471
5.00%, 12/01/24(d)	140,000	156,297
5.00%, 12/01/25(d)	165,000	185,630
5.00%, 06/15/29(a)	100,000	101,107
New Jersey Economic Development Authority:
5.00%, 07/15/21	200,000	212,708
Utah Charter School Finance Authority:
5.00%, 04/15/30(a)	185,000	208,317
		955,150
General (0.90%)
City of Coralville IA:
5.00%, 05/01/33(a)	250,000	272,430
Mississippi State University Educational Building Corp., Prerefunded 8/01/2021 @ 100:
4.25%, 08/01/30(a)(e)	30,000	32,153
		304,583
General Obligation (0.20%)
City of Coralville IA:
4.00%, 05/01/27(a)	65,000	66,692

Higher Education (8.21%)
Delaware County Authority:
5.00%, 08/01/45(a)	225,000	251,825
District of Columbia:
5.00%, 04/01/32(a)	55,000	63,357
Illinois Finance Authority:
5.00%, 10/01/30(a)	40,000	45,740
Indiana Finance Authority:
5.00%, 02/01/32(a)	10,000	10,793
Lousiana Public Facilities Authority:
5.00%, 12/15/28(a)	180,000	208,948
Miami-Dade County Educational Facilities Authority:
5.00%, 04/01/31(a)	20,000	22,568
5.00%, 04/01/33(a)	265,000	296,789
5.00%, 04/01/45(a)	195,000	215,261
New York State Dormitory Authority:
5.00%, 07/01/41(a)	195,000	219,439
Pennsylvania Higher Educational Facilities Authority:
2.25%, 08/15/41(a)	70,000	67,248
2.50%, 10/01/45(a)	300,000	294,015
Philadelphia Authority for Industrial Development:
5.00%, 04/01/45(a)	345,000	382,167

	Principal
	Amount	Value
Higher Education (continued)
Southwest Higher Education Authority, Inc.:
5.00%, 10/01/29(a)	$100,000	$116,332
Tulsa Industrial Authority:
4.50%, 10/01/33(a)	215,000	221,878
Washington Higher Education Facilities Authority:
5.00%, 05/01/32(a)	325,000	350,178
5.25%, 04/01/43(a)	10,000	10,863
		2,777,401
Housing (0.63%)
Maryland Economic Development Corp.:
5.00%, 07/01/37(a)	200,000	211,492

Medical (14.08%)
California Statewide Communities Development Authority:
5.00%, 07/01/34(a)	500,000	552,470
City of Lakeland FL:
5.00%, 11/15/45(a)	100,000	109,506
5.00%, 11/15/29(a)	20,000	22,860
Colorado Health Facilities Authority:
5.00%, 01/01/20	15,000	15,495
5.00%, 01/01/22	45,000	47,719
5.00%, 01/01/23(a)	50,000	52,581
5.00%, 01/01/25(a)	60,000	62,236
Greeneville Health & Educational Facilities Board:
5.00%, 07/01/34(a)	1,000,000	1,082,949
Illinois Finance Authority:
4.00%, 06/01/47(a)	65,000	65,655
4.25%, 05/15/41(a)	365,000	366,796
5.00%, 11/15/34(a)	130,000	144,234
5.00%, 03/01/34(a)	430,000	479,175
5.75%, 08/15/31(a)	20,000	21,918
6.00%, 05/15/39(a)	15,000	15,894
Louisiana Public Facilities Authority:
5.50%, 11/01/40(a)	275,000	289,944
Orange County Health Facilities Authority:
4.13%, 10/01/32(a)	655,000	695,210
5.00%, 10/01/42(a)	325,000	351,800
Washington Health Care Facilities Authority:
5.00%, 02/01/41(a)	370,000	384,019
		4,760,461
Nursing Homes (9.88%)
Capital Trust Agency, Inc.:
3.75%, 07/01/23	425,000	426,679
5.25%, 07/01/48(a)	500,000	521,535

See Notes to Financial Statements.

74	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal
	Amount	Value
Nursing Homes (continued)
Colorado Health Facilities Authority:
5.00%, 12/01/42(a)	$1,255,000	$1,330,274
5.00%, 05/15/19	225,000	230,432
5.00%, 05/15/48(a)	800,000	832,872
		3,341,792
Power (4.70%)
Lower Colorado River Authority:
4.00%, 05/15/30(a)	370,000	386,983
Nebraska Public Power District:
5.00%, 01/01/34(a)	175,000	198,587
West Virginia Economic Development Authority:
3.00%, 06/01/37	1,000,000	1,004,560
		1,590,130
Tobacco Settlement (1.49%)
Golden State Tobacco Securitization Corp.:
3.50%, 06/01/36(a)	500,000	503,870

Transportation (22.70%)
Central Texas Regional Mobility Authority:
5.00%, 01/01/33(a)	340,000	368,540
Central Texas Turnpike System:
5.00%, 08/15/28(a)	95,000	105,040
5.00%, 08/15/30(a)	70,000	76,987
5.00%, 08/15/42(a)	580,000	626,516
Chesapeake Bay Bridge & Tunnel District:
5.00%, 07/01/46(a)	335,000	369,532
Colorado High Performance Transportation Enterprise:
5.00%, 12/31/51(a)	145,000	156,749
5.00%, 12/31/56(a)	200,000	215,846
Metropolitan Washington Airports Authority:
6.50%, 10/01/41 AGC(a)(c)	80,000	101,248
Montgomery County Toll Road Authority:
5.00%, 09/15/31(a)	500,000	550,685
North Texas Tollway Authority:
5.00%, 01/01/31(a)	740,000	821,977
Regional Transportation District:
5.25%, 07/15/24(a)	115,000	118,984
6.00%, 01/15/34(a)	1,000,000	1,050,050
6.00%, 01/15/26(a)	345,000	361,988
Texas Private Activity Bond Surface Transportation Corp.:
7.00%, 06/30/40(a)	2,340,000	2,537,636
Virginia Small Business Financing Authority:
5.00%, 01/01/40(a)	200,000	211,406
		7,673,184

	Principal
	Amount	Value
Utilities (0.24%)
City of Burlington CO Water & Sewer Revenue:
4.35%, 11/01/35 AGM(a)(c)	$80,000	$81,330

Total Revenue Bonds		24,697,359

Special Assessment (0.53%)
Development (0.53%)
Village Community Development District No 5:
3.13%, 05/01/22	175,000	179,093

Total Special Assessment		179,093

Tax Allocation (0.91%)
General (0.91%)
Park Creek Metropolitan District:
5.00%, 12/01/35(a)	275,000	308,773

Total Tax Allocation		308,773

Total Municipal Bonds
(Cost $30,437,993)		30,382,725

Total Investments (97.49%)
(Cost $33,024,940)		$32,962,713

Other Assets Less Liabilities (2.51%)		848,132

Net Assets (100.00%)		$33,810,845

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(b)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	75

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
June 30, 2018 (Unaudited)

(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.
(d)	When - Issued Security/Forward Commitment Security.
(e)	This security is prerefunded in advance of the next call date.

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Huntington Ingalls - 144A	5.000%	11/15/2025	08/24/2017-09/22/2017	$342,059	$336,957	1.00%

See Notes to Financial Statements.

76	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal Amount	Value
Municipal Bonds (96.20%)
Certificate Participation (10.68%)
Education (1.42%)
Adams 12 Five Star Schools:
2.00%, 12/15/18	$200,000	$200,482
Douglas County School District No
Re-1 Douglas & Elbert Counties:
4.00%, 01/15/28(a)	1,675,000	1,789,503
5.00%, 01/15/25(a)(b)	1,000,000	1,018,630
El Paso County School District No 49 Falcon:
3.00%, 12/15/18	300,000	301,980
Pueblo County School District No 70:
1.88%, 01/15/19	180,000	180,148
2.10%, 01/15/20	215,000	215,647
2.38%, 01/15/21(a)	270,000	268,782
		3,975,172
General (7.24%)
Auraria Higher Education Center:
6.00%, 05/01/24(a)(b)	499,000	517,224
City & County of Denver CO:
5.25%, 05/01/20 NATL(c)	1,325,000	1,384,572
5.25%, 12/01/24(a)(b)	625,000	634,506
City of Aurora CO:
5.00%, 12/01/30(a)	875,000	912,573
5.00%, 12/01/34(a)	450,000	515,016
5.00%, 12/01/35(a)	615,000	702,385
City of Colorado Springs CO:
5.25%, 12/01/31(a)	680,000	810,152
City of Longmont CO:
5.00%, 12/01/28(a)	1,500,000	1,693,515
County of Eagle CO:
5.00%, 12/01/27(a)	495,000	572,433
County of El Paso CO:
2.00%, 12/01/20 AGM(c)	1,615,000	1,619,538
Regional Transportation District:
4.38%, 06/01/39(a)	4,000,000	4,195,240
5.00%, 06/01/20	1,200,000	1,272,972
5.00%, 06/01/28(a)	2,000,000	2,282,780
State of Colorado:
5.00%, 09/01/32(a)	950,000	1,114,388
Town of Erie CO:
5.00%, 11/01/27(a)	1,735,000	1,988,431
		20,215,725
General Obligation (2.02%)
Town of Firestone:
5.00%, 12/01/38(a)	2,000,000	2,260,440
5.00%, 12/01/42(a)	3,000,000	3,376,530
		5,636,970
Total Certificate Participation		29,827,867

	Principal Amount	Value
General Obligation Ltd (5.10%)
Development (3.82%)
BNC Metropolitan District No 1:
5.00%, 12/01/32 BAM(a)(c)	$360,000	$408,218
5.00%, 12/01/37 BAM(a)(c)	545,000	609,588
Bradburn Metropolitan District No 2:
4.00%, 12/01/28	500,000	495,785
5.00%, 12/01/38(a)	600,000	626,724
5.00%, 12/01/47(a)	1,200,000	1,242,324
Bromley Park Metropolitan District No 2:
6.38%, 12/15/47(a)	1,000,000	1,001,750
Cherry Creek Corporate Center Metropolitan District:
5.00%, 06/01/37(a)	920,000	923,349
Cornerstar Metropolitan District:
5.13%, 12/01/37(a)	1,000,000	1,037,060
Serenity Ridge Metropolitan District No 2:
5.13%, 12/01/43(a)	725,000	742,124
Sierra Ridge Metropolitan District No 2:
5.50%, 12/01/46(a)	1,000,000	1,024,890
Sterling Hills West Metropolitan District:
5.00%, 12/01/39(a)	750,000	816,293
Tallyns Reach Metropolitan District No 3:
6.75%, 11/01/38(a)	1,720,000	1,724,352
		10,652,457
General Obligation (1.28%)
Eaton Area Park & Recreation District:
5.50%, 12/01/30(a)	470,000	505,513
Fossil Ridge Metropolitan District No 3:
5.00%, 12/01/44(a)	1,000,000	1,021,120
5.00%, 12/01/36(a)	2,000,000	2,057,980
		3,584,613
Total General Obligation Ltd		14,237,070

General Obligation Unltd (13.19%)
Development (5.93%)
Beacon Point Metropolitan District:
5.00%, 12/01/30 AGM(a)(c)	1,000,000	1,134,840
Central Platte Valley Metropolitan District:
5.00%, 12/01/43(a)	3,500,000	3,717,630
5.38%, 12/01/33(a)	1,600,000	1,789,296
5.50%, 12/01/29(a)	750,000	845,782
6.00%, 12/01/38(a)	1,000,000	1,150,400

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2018 |	77

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal Amount	Value
Development (continued)
Copperleaf Metropolitan District No 2:
5.75%, 12/01/45(a)	$2,000,000	$2,099,220
SBC Metropolitan District:
5.00%, 12/01/34 AGM(a)(c)	205,000	230,570
Tallyns Reach Metropolitan District No 3:
4.00%, 12/01/21	1,575,000	1,665,515
Vista Ridge Metropolitan District:
5.00%, 12/01/27 BAM(a)(c)	485,000	549,684
5.00%, 12/01/28 BAM(a)(c)	750,000	846,480
5.00%, 12/01/31 BAM(a)(c)	1,250,000	1,399,088
Wheatlands Metropolitan District:
5.00%, 12/01/30 BAM(a)(c)	1,000,000	1,133,410
		16,561,915
General Obligation (5.76%)
Anthem West Metropolitan District:
5.00%, 12/01/35 BAM(a)(c)	1,165,000	1,295,037
Commonwealth of Puerto Rico (Puerto Rico):
5.25%, 07/01/20 AGM(c)	1,800,000	1,881,396
5.25%, 07/01/24 AGM(a)(c)	2,070,000	2,191,468
5.38%, 07/01/25 AGM(a)(c)	2,225,000	2,371,961
5.50%, 07/01/18 AGM(c)	845,000	845,000
5.50%, 07/01/19 AGM(c)	1,630,000	1,675,298
Grand River Hospital District:
5.25%, 12/01/30 AGM(a)(c)	1,275,000	1,513,553
5.25%, 12/01/31 AGM(a)(c)	1,190,000	1,409,162
5.25%, 12/01/32 AGM(a)(c)	1,000,000	1,177,360
5.25%, 12/01/33 AGM(a)(c)	1,000,000	1,167,730
High Plains Metropolitan District:
5.00%, 12/01/35 NATL(a)(c)	500,000	560,960
		16,088,925
School District (1.50%)
Arapahoe County School District No 1 Englewood:
5.00%, 12/01/29(a)(b)	2,440,000	2,691,198
Douglas County School District No
Re-1 Douglas & Elbert Counties:
zero coupon, 12/15/22	1,660,000	1,496,739
		4,187,937
Total General Obligation Unltd		36,838,777

Government Related (6.17%)
Local Authority (6.17%)
Arapahoe County Water & Wastewater Authority:
6.68%, 12/01/39(a)	1,000,000	1,050,190
Aspen Public Facilities Authority:
5.88%, 09/01/32 AGM(a)(c)	880,000	881,989

	Principal Amount	Value
Local Authority (continued)
City of Colorado Springs CO Utilities System Revenue:
4.95%, 11/15/24(a)	$3,000,000	$3,211,560
Colorado Housing & Finance Authority:
2.50%, 04/01/20	925,000	920,440
2.63%, 10/01/20	790,000	785,039
2.75%, 04/01/21	1,865,000	1,851,777
2.80%, 10/01/21	600,000	594,654
Denver City & County School District No 1:
2.02%, 12/15/19(a)	1,460,000	1,446,860
2.17%, 12/15/20(a)	2,000,000	1,967,100
Hyland Hills Park & Recreation District:
1.45%, 12/15/18	150,000	149,137
1.70%, 12/15/19	425,000	415,301
2.00%, 12/15/20	150,000	144,836
2.15%, 12/15/21	135,000	128,601
Park Creek Metropolitan District:
2.85%, 12/01/21	500,000	490,710
3.15%, 12/01/23	405,000	395,037
3.30%, 12/01/24	425,000	413,257
3.45%, 12/01/25	500,000	484,685
3.60%, 12/01/26(a)	300,000	289,899
State of Colorado:
4.99%, 03/15/19	500,000	507,955
7.02%, 03/15/31(a)	1,000,000	1,096,240
		17,225,267
Total Government Related		17,225,267

Revenue Bonds (57.05%)
Airport (2.62%)
City & County of Denver CO Airport System Revenue:
5.25%, 11/15/28(a)	1,000,000	1,048,150
1M US L + 0.86%, 11/15/31(a)(d)	4,950,000	4,966,484
Grand Junction Regional Airport Authority:
5.00%, 12/01/31 NATL(a)(c)	1,155,000	1,309,042
		7,323,676
Development (1.78%)
Denver Convention Center Hotel Authority:
5.00%, 12/01/31(a)	1,500,000	1,691,640
5.00%, 12/01/32(a)	500,000	563,355
5.00%, 12/01/33(a)	500,000	562,895
Park Creek Metropolitan District:
5.00%, 12/01/26(a)	730,000	839,427
5.00%, 12/01/27(a)	620,000	710,700
5.00%, 12/01/45(a)	550,000	610,632
		4,978,649

See Notes to Financial Statements.
78	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal Amount	Value
Education (8.00%)
Colorado Educational & Cultural Facilities Authority:
3.75%, 07/01/26	$1,000,000	$969,710
4.00%, 04/01/22	130,000	132,249
4.13%, 07/01/26(a)	630,000	633,232
5.00%, 10/01/19(b)	115,000	119,708
5.00%, 05/01/35(a)	3,145,000	3,411,602
5.00%, 05/15/29(a)	2,600,000	2,965,794
5.00%, 11/01/30(a)	500,000	559,740
5.00%, 07/01/36(a)	1,000,000	1,108,700
5.00%, 12/15/31(a)	715,000	823,330
5.00%, 08/01/36(a)	1,140,000	1,261,079
5.00%, 06/01/36(a)	1,580,000	1,780,865
5.00%, 08/15/30(a)	750,000	818,340
5.00%, 11/15/24	435,000	488,818
5.00%, 11/15/31(a)	1,000,000	1,105,330
5.00%, 07/01/36(a)	1,000,000	1,016,470
5.00%, 09/01/36(a)	1,000,000	1,006,030
5.00%, 12/01/31(a)	1,500,000	1,665,435
5.00%, 09/01/46(a)	500,000	500,545
5.00%, 10/01/32(a)	1,340,000	1,453,364
5.63%, 01/15/44(a)	480,000	507,629
		22,327,970
Facilities (0.24%)
City & County of Denver CO Golf Revenue:
5.00%, 09/01/18(a)	180,000	180,529
5.00%, 09/01/19(a)	500,000	501,390
		681,919
General (1.74%)
City of Commerce City CO:
4.25%, 08/01/40 AGM(a)(c)	1,155,000	1,201,385
5.00%, 08/01/28 AGM(a)(c)	600,000	676,866
Hyland Hills Park & Recreation District:
2.00%, 12/15/21	250,000	249,667
2.00%, 12/15/22	300,000	297,594
3.00%, 12/15/23	200,000	206,716
Regional Transportation District:
5.00%, 11/01/28(a)	2,000,000	2,230,780
		4,863,008
Higher Education (5.91%)
Auraria Higher Education Center:
4.00%, 04/01/29 AGM(a)(c)	3,500,000	3,707,760
Colorado Educational & Cultural Facilities Authority:
4.00%, 03/01/30(a)	1,000,000	1,071,010
4.00%, 03/01/33(a)	1,125,000	1,193,445
5.00%, 10/01/36(a)	1,500,000	1,679,235
5.00%, 10/01/34(a)	1,975,000	2,166,990

	Principal Amount	Value
Higher Education (continued)
Colorado School of Mines:
4.00%, 12/01/37(a)	$225,000	$234,684
5.00%, 12/01/29(a)	275,000	322,259
5.00%, 12/01/30(a)	325,000	379,977
5.00%, 12/01/31(a)	360,000	419,929
1M US L + 0.50%, 02/01/23(a)(d)	5,000,000	4,994,300
University of Colorado:
4.00%, 06/01/32(a)	300,000	322,812
		16,492,401
Medical (15.91%)
Aspen Valley Hospital District:
5.00%, 10/15/30(a)	1,650,000	1,750,271
Colorado Health Facilities Authority:
2.80%, 05/15/42(a)(d)	3,000,000	3,015,930
3.00%, 09/01/19	305,000	309,218
4.00%, 05/15/29(a)	1,695,000	1,801,938
4.00%, 09/01/21	255,000	269,257
4.00%, 05/15/35(a)	350,000	358,662
5.00%, 01/15/28(a)	1,150,000	1,316,554
5.00%, 05/15/30(a)	500,000	558,335
5.00%, 05/15/40(a)	1,000,000	1,097,850
5.00%, 12/01/29(a)	1,010,000	1,153,582
5.00%, 12/01/19	300,000	313,485
5.00%, 12/01/21	875,000	950,565
5.00%, 12/01/24(a)	1,000,000	1,100,270
5.00%, 02/01/22	200,000	215,584
5.00%, 02/01/23	520,000	567,185
5.00%, 01/01/23(a)	1,000,000	1,047,280
5.00%, 02/01/41(a)	350,000	364,668
5.00%, 02/01/23(a)	500,000	530,365
5.00%, 09/01/29(a)	1,000,000	1,125,920
5.00%, 10/01/32(a)	500,000	542,250
5.00%, 05/15/23	370,000	410,515
5.00%, 05/15/24	575,000	643,971
5.00%, 05/15/25	790,000	891,547
5.00%, 05/15/26	540,000	613,138
5.00%, 05/15/28(a)	335,000	380,942
5.00%, 05/15/29(a)	425,000	481,181
5.00%, 05/15/30(a)	710,000	800,937
5.00%, 05/15/31(a)	1,155,000	1,300,103
5.00%, 05/15/32(a)	1,650,000	1,857,289
5.00%, 11/15/48(e)	875,000	1,014,107
5.25%, 07/01/24(a)	1,000,000	1,026,440
5.25%, 02/01/31(a)	1,500,000	1,581,555
6.25%, 10/01/33(a)	1,250,000	1,264,800
Colorado Health Facilities Authority Sisters of Charity:
5.00%, 01/01/40(a)	7,000,000	7,279,230
Denver Health & Hospital Authority:
5.00%, 12/01/39(a)	1,500,000	1,597,050
3M US L + 1.10%, 12/01/33(a)(d)	2,305,000	2,154,460

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2018 |	79

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2018 (Unaudited)

	Principal Amount	Value
Medical (continued)
University of Colorado Hospital Authority:
5.00%, 11/15/36(a) $	2,470,000	$2,726,016
		44,412,450
Nursing Homes (3.36%)
Colorado Health Facilities Authority:
3.13%, 05/15/27(a)	1,250,000	1,211,713
4.00%, 01/01/21	255,000	263,693
4.00%, 01/01/22	265,000	275,785
5.00%, 06/01/22	750,000	821,482
5.00%, 06/01/31(a)	1,250,000	1,405,675
5.00%, 06/01/32(a)	1,750,000	1,963,658
5.00%, 05/15/48(a)	3,290,000	3,425,186
		9,367,192
Power (0.13%)
Puerto Rico Electric Power Authority (Puerto Rico):
3M US L + 0.52%, 07/01/29 AGM(a)(c)(d)	400,000	350,000

Transportation (14.76%)
Colorado Bridge Enterprise:
4.00%, 06/30/24	1,650,000	1,750,089
4.00%, 12/31/24	1,610,000	1,709,241
4.00%, 12/31/28(a)	2,760,000	2,895,709
4.00%, 06/30/29(a)	4,525,000	4,732,517
4.00%, 12/31/29(a)	2,705,000	2,824,588
4.00%, 06/30/30(a)	3,115,000	3,247,574
4.00%, 06/30/31(a)	665,000	691,660
Colorado High Performance Transportation Enterprise:
5.00%, 12/31/47(a)	1,600,000	1,734,480
5.00%, 12/31/51(a)	3,500,000	3,783,605
5.00%, 12/31/56(a)	4,300,000	4,640,689
E-470 Public Highway Authority:
1M US L + 1.05%,
09/01/39(a)(d)	1,000,000	1,009,990
Regional Transportation District:
6.00%, 01/15/41(a)	6,830,000	7,163,577
6.00%, 01/15/34(a)	4,000,000	4,200,200
6.00%, 01/15/26(a)	800,000	839,392
		41,223,311
Water (2.60%)
City of Aurora CO Water Revenue:
5.00%, 08/01/46(a)	5,000,000	5,685,600
City of Brighton CO Water Activity Revenue:
5.00%, 12/01/29 AGC(a)(b)(c)	1,515,000	1,586,568
		7,272,168
Total Revenue Bonds		159,292,744

	Principal Amount	Value
Tax Allocation (4.01%)
General (4.01%)
Park Creek Metropolitan District:
5.00%, 12/01/36(a)	$300,000	$335,790
5.00%, 12/01/37(a)	325,000	363,545
5.00%, 12/01/41(a)	1,500,000	1,669,515
5.00%, 12/01/46(a)	3,750,000	4,160,775
Plaza Metropolitan District No 1:
5.00%, 12/01/22	1,500,000	1,618,545
Thornton Development Authority:
5.00%, 12/01/24	440,000	501,142
5.00%, 12/01/25(a)	325,000	371,400
5.00%, 12/01/26(a)	425,000	484,866
5.00%, 12/01/30(a)	500,000	565,075
5.00%, 12/01/31(a)	1,000,000	1,125,770
		11,196,423
Total Tax Allocation		11,196,423

Total Municipal Bonds
(Cost $269,865,319)		268,618,148

	Shares	Value
Money Market Mutual Funds (3.93%)
Goldman Sachs Financial Square - Government Fund, (7 Day Yield 1.800%)	10,959,762	10,959,762
Total Money Market Mutual Funds
(Cost $10,959,762)		10,959,762

Short Term Investments (0.00%)(f)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	1,829	1,829

Total Short Term Investments
(Cost $1,829)		1,829

Total Investments (100.13%)
(Cost $280,826,910)		$279,579,739

Liabilities Less Other Assets (-0.13%)		(357,941)

Net Assets (100.00%)		$279,221,798

See Notes to Financial Statements.
80	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
June 30, 2018 (Unaudited)

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(b)	This security is prerefunded in advance of the next call date.
(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.
(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of June 30, 2018 is provided below. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	When - Issued Security/Forward Commitment Security.
(f)	Less than 0.005%.

Libor Rates:

1M US L - 1 Month LIBOR as of June 30, 2018 was 2.09% 3M US L - 3 Month LIBOR as of June 30, 2018 was 2.34%

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2018 |	81

Segall Bryant & Hamill	Statement of Investments
June 30, 2018 (Unaudited)

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal.
A/S	Aktieselskab, Joint Stock Company in Denmark.
BAM	Build America Mutual
BV	Besloten Vennootschap is the Dutch term for a private limited liability corporation
KGaA	Kommanditgesellschaft auf Aktien is a German corporate designation standing for 'partnership limited by shares'
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NATL	National Public Finance Guarantee Corporation
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.
82	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2018 (Unaudited)

	Segall Bryant & Hamill Micro Cap Fund		Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Small Cap Growth Fund II
Assets
Investments, at cost		$8,506,415	$102,183,342	$3,208,258		$60,243,955
Investments, at value		10,525,250	125,040,742	4,567,460		72,997,254
Cash		276	3,726	510		3,401
Receivables:
Investment securities sold		–	302,390	–		–
Fund shares subscribed		40,689	196,622	44,840		552,027
Dividends and interest		9,231	186,934	2,057		32,701
Due from Adviser		–	–	2,533		–
Prepaid and other assets		14,168	18,361	13,097		9,151
Total assets		10,589,614	125,748,775	4,630,497		73,594,534

Liabilities
Payables:
Investment securities purchased		–	901,891	–		–
Fund shares redeemed		220,261	481,938	721,521		13,660
Investment advisory fee		1,805	87,115	–		39,554
Administration fee		7,563	18,430	3,786		11,613
Shareholder servicing reimbursements		1,819	6,554	96		–
Transfer agent fee		1,432	5,609	1,553		2,499
Audit fee		10,576	13,202	10,563		11,161
Printing fee		1,306	11,485	205		3,979
Trustee fee		343	4,714	104		132
Custody fee		1,792	7,698	3,056		3,445
Chief compliance officer fee		115	1,720	29		32
Other liabilities		983	14,681	1,593		1,261
Total liabilities		247,995	1,555,037	742,506		87,336
Net Assets		$10,341,619	$124,193,738	$3,887,991		$73,507,198

Net Assets Consists of
Paid-in capital		$6,316,815	$91,946,164	$1,750,421		$141,249,451
Accumulated net investment income/(loss)		23,772	938,225	(12,926)		(132,670)
Accumulated net realized gain/(loss)		1,982,197	8,451,998	791,294		(80,362,882)
Net unrealized appreciation/(depreciation)		2,018,835	22,857,351	1,359,202		12,753,299
Net Assets		$10,341,619	$124,193,738	$3,887,991		$73,507,198

Net Assets
Retail		10,341,619	37,008,387	1,234,660		N/A
Institutional		N/A	87,185,351	2,653,331		73,507,198
Shares of Beneficial Interest Outstanding
Retail		556,142	3,292,327	83,241		N/A
Institutional		N/A	7,732,987	176,470		2,354,593
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail		$18.60	$11.24	$14.83	$	N/A
Institutional	$	N/A	$11.27	$15.04		$31.22

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2018 |	83

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2018 (Unaudited)

	Segall Bryant & Hamill Smid Cap Value Dividend Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Segall Bryant & Hamill Large Cap Dividend Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund
Assets
Investments, at cost	$703,473	$73,732,002	$27,298,537	$8,510,044	$56,550,252
Investments, at value	744,300	82,365,349	28,948,302	9,041,401	75,771,663
Unrealized gain on forward foreign currency contracts	–	–	–	–	491,665
Cash	16	5,591	1,914	204	25,948
Receivables:
Investment securities sold	31,428	2,509,570	870,204	–	659,849
Fund shares subscribed	–	43,061	–	25	17,581
Dividends and interest	977	169,285	59,101	21,619	217,986
Due from Adviser	3,110	–	–	2,186	–
Prepaid and other assets	3,897	15,686	13,955	13,343	20,297
Total assets	783,728	85,108,542	29,893,476	9,078,778	77,204,989

Liabilities
Unrealized loss on forward foreign currency contracts	–	–	–	–	562,814
Payables:
Investment securities purchased	20,900	2,928,568	1,044,142	–	–
Fund shares redeemed	–	578,930	5,000	5,750	28,660
Investment advisory fee	–	44,492	13,298	–	54,677
Administration fee	2,226	11,460	6,375	2,476	12,895
Shareholder servicing reimbursements	72	6,009	1,127	826	6,603
Transfer agent fee	1,239	1,748	4,735	2,008	4,310
Audit fee	13,196	12,170	12,074	12,031	14,106
Printing fee	7	5,786	2,080	904	6,158
Trustee fee	16	1,483	607	233	1,524
Custody fee	3,915	4,128	1,977	851	382
Chief compliance officer fee	5	475	195	70	412
Other liabilities	462	2,347	1,036	723	4,384
Total liabilities	42,038	3,597,596	1,092,646	25,872	696,925
Net Assets	$741,690	$81,510,946	$28,800,830	$9,052,906	$76,508,064

Net Assets Consists of
Paid-in capital	$722,787	$68,165,986	$28,009,034	$7,858,723	$53,156,231
Accumulated net investment income/(loss)	5,317	487,641	(67,689)	(28,865)	(66,549)
Accumulated net realized gain/(loss)	(27,241)	4,224,116	(790,229)	691,691	4,294,224
Net unrealized appreciation/(depreciation)	40,827	8,633,203	1,649,714	531,357	19,124,158
Net Assets	$741,690	$81,510,946	$28,800,830	$9,052,906	$76,508,064

Net Assets
Retail	485,254	37,402,698	26,908,481	8,899,913	46,483,843
Institutional	256,436	44,108,248	1,892,349	152,993	30,024,221
Shares of Beneficial Interest Outstanding
Retail	48,203	1,404,435	5,735,365	1,504,966	2,333,225
Institutional	25,562	1,628,409	391,874	25,398	1,428,601
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$10.07	$26.63	$4.69	$5.91	$19.92
Institutional	$10.03	$27.09	$4.83	$6.02	$21.02

See Notes to Financial Statements.
84	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities
June 30, 2018 (Unaudited)

	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Assets
Investments, at cost	$45,535,247	$1,250,943,787	$70,051,069	$33,024,940	$280,826,910
Investments, at value	50,833,070	1,242,277,563	68,720,502	32,962,713	279,579,739
Cash	373	135,164	663	–	–
Receivables:
Investment securities sold	–	17,947,603	1,317,434	3,225,116	–
Fund shares subscribed	25	320,787	44,652	24,985	230,535
Dividends and interest	269,685	9,620,925	935,413	466,837	2,817,937
Due from Adviser	–	–	–	1,319	–
Prepaid and other assets	15,761	45,498	15,040	18,986	15,496
Total assets	51,118,914	1,270,347,540	71,033,704	36,699,956	282,643,707

Liabilities
Payables:
Investment securities purchased	–	11,986,107	–	2,137,084	3,244,589
Fund shares redeemed	234,749	448,013	55,630	–	2,194
Investment advisory fee	19,180	160,315	19,528	–	56,909
Administration fee	7,802	156,980	13,655	8,791	44,772
Shareholder servicing reimbursements	4,515	165,651	7,808	561	29,497
Transfer agent fee	7,169	7,573	2,487	1,164	2,286
Audit fee	12,431	21,686	15,044	15,780	14,525
Printing fee	4,831	72,607	5,456	410	10,379
Trustee fee	1,107	22,698	1,665	42	4,494
Custody fee	2,133	21,499	2,644	1,503	5,207
Chief compliance officer fee	325	6,710	501	15	1,219
Due to custodian	–	–	2,900	722,998	–
Other liabilities	1,389	27,449	2,188	763	5,838
Total liabilities	295,631	13,097,288	129,506	2,889,111	3,421,909
Net Assets	$50,823,283	$1,257,250,252	$70,904,198	$33,810,845	$279,221,798

Net Assets Consists of
Paid-in capital	$41,813,923	$1,265,633,838	$82,040,263	$33,967,781	$281,253,614
Accumulated net investment income/(loss)	17,469	(1,173,515)	(30,507)	1,292	(17,679)
Accumulated net realized gain/(loss)	3,695,146	1,456,153	(9,774,991)	(96,001)	(766,966)
Net unrealized appreciation/(depreciation)	5,296,745	(8,666,224)	(1,330,567)	(62,227)	(1,247,171)
Net Assets	$50,823,283	$1,257,250,252	$70,904,198	$33,810,845	$279,221,798

Net Assets
Retail	46,741,656	989,776,153	50,087,386	3,624,807	191,021,081
Institutional	4,081,627	267,474,099	20,816,812	30,186,038	88,200,717
Shares of Beneficial Interest Outstanding
Retail	4,492,750	95,080,601	5,755,153	346,200	16,819,346
Institutional	395,521	25,941,009	2,421,919	2,880,173	7,744,269
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$10.40	$10.41	$8.70	$10.47	$11.36
Institutional	$10.32	$10.31	$8.60	$10.48	$11.39

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2018 |	85

Segall Bryant & Hamill Funds	Statements of Operations
For the Six Months Ended June 30, 2018 (Unaudited)

	Segall Bryant & Hamill Micro Cap Fund(a)	Segall Bryant & Hamill Small Cap Value Dividend Fund(b)	Segall Bryant & Hamill Small Cap Growth Fund(c)	Segall Bryant & Hamill Small Cap Growth Fund II(d)
Investment Income
Dividends	$97,756	$1,822,600	$17,962	$175,168
Foreign taxes withheld	(349)	(4,823)	(168)	(1,855)
Total income	97,407	1,817,777	17,794	173,313

Expenses
Investment advisory fee	56,672	754,928	28,441	183,299
Administrative fee	7,705	101,976	3,894	38,125
Shareholder servicing reimbursement - Retail Class	11,523	50,857	489	N/A
Transfer agent fees	7,538	23,498	7,548	11,983
Registration fees	9,339	13,871	14,823	9,187
Audit and tax preparation fees	7,140	10,127	7,120	7,842
Legal fees	311	4,338	140	1,063
Independent pricing service fees	6,605	3,450	2,961	3,133
Trustee fees and expenses	1,008	13,995	462	3,489
Insurance expense	335	4,512	136	945
Custodian fees	4,659	14,026	3,129	6,790
Printing fees	1,149	9,705	163	4,033
Chief compliance officer fee	425	5,859	191	1,501
Other	3,092	16,100	3,504	3,504
Total expenses before waivers/reimbursements	117,501	1,027,242	73,001	274,894
Expenses waived/reimbursed by investment advisor
Retail	(43,939)	(49,833)	(6,474)	N/A
Institutional	N/A	(85,140)	(34,894)	–
Net expenses	73,562	892,269	31,633	274,894
Net Investment Income/(Loss)	23,845	925,508	(13,839)	(101,581)

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	1,447,369	10,168,941	862,253	1,984,737
Foreign currency	–	(26)	–	–
	1,447,369	10,168,915	862,253	1,984,737
Change in unrealized net appreciation/(depreciation) on:
Investments	(701,109)	(4,089,155)	40,695	7,127,069
Translation of assets and liabilities denoted in foreign currencies	–	(95)	–	–
	(701,109)	(4,089,250)	40,695	7,127,069
Net realized and unrealized gain/(loss)	746,260	6,079,665	902,948	9,111,806
Net Increase/(Decrease) in Net Assets Resulting From Operations	$770,105	$7,005,173	$889,109	$9,010,225

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(d)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund II.

See Notes to Financial Statements.
86	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

	Segall Bryant &				Segall Bryant &
	Hamill Smid Cap	Segall Bryant &	Segall Bryant &	Segall Bryant &	Hamill Fundamental
	Value Dividend	Hamill Mid Cap Value	Hamill Mid Cap Value	Hamill Large Cap	International Small
	Fund(a)	Dividend Fund(b)	Dividend Fund II(c)	Dividend Fund(d)	Cap Fund(e)
Investment Income
Dividends	$9,203	$900,123	$329,456	$139,036	$616,818
Foreign taxes withheld	(34)	(9,992)	(3,602)	(1,780)	(52,287)
Total income	9,169	890,131	325,854	137,256	564,531

Expenses
Investment advisory fee	2,987	262,906	96,623	31,367	481,323
Administrative fee	559	54,661	20,124	6,570	54,236
Shareholder servicing reimbursement - Retail Class	415	37,976	7,492	5,438	41,976
Transfer agent fees	6,845	8,937	20,473	9,816	19,407
Registration fees	4,161	15,640	15,007	15,119	15,303
Audit and tax preparation fees	5,772	8,935	8,767	8,693	10,959
Legal fees	35	1,955	740	251	1,933
Independent pricing service fees	2,099	2,004	2,611	1,304	4,602
Trustee fees and expenses	63	6,360	2,411	799	6,349
Insurance expense	19	1,901	702	224	1,779
Custodian fees	4,357	7,481	3,853	3,062	23,569
Printing fees	3	5,131	1,771	769	5,737
Chief compliance officer fee	26	2,650	1,002	333	2,640
Other	3,457	4,497	3,773	3,458	7,050
Total expenses before waivers/reimbursements	30,798	421,034	185,349	87,203	676,863
Expenses waived/reimbursed by investment advisor
Retail	(17,734)	–	(14,042)	(43,655)	(77,342)
Institutional	(8,772)	–	(1,860)	(744)	(45,076)
Net expenses	4,292	421,034	169,447	42,804	554,445
Net Investment Income/(Loss)	4,877	469,097	156,407	94,452	10,086

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	(54)	3,775,431	200,481	635,084	5,909,439
Foreign currency	–	333	129	–	10,360
Forward foreign currency contracts	–	–	–	–	251,230
	(54)	3,775,764	200,610	635,084	6,171,029
Change in unrealized net appreciation/(depreciation) on:
Investments	6,758	(4,939,346)	(606,356)	(786,162)	(5,370,371)
Forward foreign currency contracts	–	–	–	–	(108,044)
Translation of assets and liabilities denoted in foreign currencies	–	(452)	(170)	–	(2,247)
	6,758	(4,939,798)	(606,526)	(786,162)	(5,480,662)
Net realized and unrealized gain/(loss)	6,704	(1,164,034)	(405,916)	(151,078)	690,367
Net Increase/(Decrease) in Net Assets Resulting From Operations	$11,581	$(694,937)	$(249,509)	$(56,626)	$700,453

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund II.
(d)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(e)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	87

Segall Bryant & Hamill Funds	Statements of Operations

For the Six Months Ended June 30, 2018 (Unaudited)

	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &	Segall Bryant &
	Hamill Global Large	Hamill Plus Bond	Hamill Quality High	Hamill Municipal	Hamill Colorado Tax
	Cap Fund(a)	Fund(b)	Yield Fund(c)	Opportunities Fund(d)	Free Fund(e)
Investment Income
Dividends	$1,060,425	$403,133	$48,474	$15,209	$89,490
Interest	–	22,841,881	1,928,330	541,091	4,909,630
Foreign taxes withheld	(92,885)	–	–	–	–
Total income	967,540	23,245,014	1,976,804	556,300	4,999,120

Expenses
Investment advisory fee	175,798	2,207,921	168,260	60,215	553,886
Administrative fee	36,566	851,706	50,567	20,416	187,025
Shareholder servicing reimbursement - Retail Class	27,996	1,014,848	51,293	2,429	180,549
Transfer agent fees	30,247	32,268	11,342	7,900	11,545
Registration fees	11,374	23,137	15,245	23,046	5,973
Audit and tax preparation fees	9,160	20,552	11,946	8,636	11,844
Legal fees	1,338	30,458	1,889	527	6,494
Independent pricing service fees	2,182	22,996	7,863	7,471	18,942
Trustee fees and expenses	4,390	99,612	6,134	1,887	21,385
Insurance expense	1,256	28,676	1,812	295	5,888
Custodian fees	5,903	47,906	5,842	4,646	12,858
Printing fees	4,396	64,939	4,922	631	9,150
Chief compliance officer fee	1,822	41,412	2,565	869	8,861
Other	4,487	20,165	4,564	3,768	7,135
Total expenses before waivers/reimbursements	316,915	4,506,596	344,244	142,736	1,041,535
Expenses waived/reimbursed by investment advisor
Retail	(47,289)	(1,032,657)	(33,335)	(6,752)	(153,463)
Institutional	(5,827)	(205,093)	(10,210)	(58,271)	(52,743)
Net expenses	263,799	3,268,846	300,699	77,713	835,329
Net Investment Income/(Loss)	703,741	19,976,168	1,676,105	478,587	4,163,791

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	1,651,417	(653,256)	243,607	(154,672)	(536,199)
Foreign currency	(2,730)	–	–	–	–
	1,648,687	(653,256)	243,607	(154,672)	(536,199)
Change in unrealized net appreciation/(depreciation) on:
Investments	(5,227,319)	(34,259,005)	(2,715,195)	(183,503)	(4,728,856)
Translation of assets and liabilities denoted in foreign currencies	(2,094)	–	–	–	–
	(5,229,413)	(34,259,005)	(2,715,195)	(183,503)	(4,728,856)
Net realized and unrealized gain/(loss)	(3,580,726)	(34,912,261)	(2,471,588)	(338,175)	(5,265,055)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(2,876,985)	$(14,936,093)	$(795,483)	$140,412	$(1,101,264)

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(c)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(d)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(e)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

See Notes to Financial Statements.

88	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Micro Cap		Segall Bryant & Hamill Small Cap		Segall Bryant & Hamill Small Cap
	Fund(a)		Value Dividend Fund(b)		Growth Fund(c)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2018	Year Ended	June 30, 2018	Year Ended	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017
Operations
Net investment income/(loss)	$23,845	$(4,444)	$925,508	$2,022,807	$(13,839)	$(38,693)
Net realized gain/(loss)	1,447,369	2,520,127	10,168,915	10,043,680	862,253	572,961
Change in unrealized net appreciation/(depreciation)	(701,109)	(1,734,476)	(4,089,250)	(16,024,150)	40,695	614,526
Net increase/(decrease) in net assets resulting from operations	770,105	781,207	7,005,173	(3,957,663)	889,109	1,148,794

Distributions to Shareholders (Note 2)
From net investment income
Retail	–	–	–	(790,625)	–	–
Institutional	N/A	N/A	–	(1,590,391)	–	–
From net realized gains
Retail	–	(1,980,136)	–	(8,130,960)	–	(69,593)
Institutional	N/A	N/A	–	(15,023,444)	–	(343,722)
Decrease in net assets from distributions to shareholders	–	(1,980,136)	–	(25,535,420)	–	(413,315)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	1,527,876	3,737,733	2,433,575	8,688,899	573,641	57,853
Institutional	N/A	N/A	17,299,885	39,128,723	1,569,421	497,771
Shares issued in reinvestment of distributions
Retail	–	1,970,946	–	6,654,617	–	69,166
Institutional	N/A	N/A	–	16,259,292	–	343,722
Cost of shares redeemed
Retail	(5,757,318)	(4,020,265)	(31,239,482)	(27,597,398)	(401,442)	(64,638)
Institutional	N/A	N/A	(48,497,454)	(53,064,624)	(4,464,323)	(180,476)
Net increase/(decrease) resulting from beneficial interest transactions	(4,229,442)	1,688,414	(60,003,476)	(9,930,491)	(2,722,703)	723,398
Total net increase/(decrease) in net assets	(3,459,337)	489,485	(52,998,303)	(39,423,574)	(1,833,594)	1,458,877

Net Assets
Beginning of period	13,800,956	13,311,471	177,192,041	216,615,615	5,721,585	4,262,708
End of period*	$10,341,619	$13,800,956	$124,193,738	$177,192,041	$3,887,991	$5,721,585

*Accumulated net investment income/(loss)	$23,772	$(73)	$938,225	$12,717	$(12,926)	$913

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	89

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Small Cap		Segall Bryant & Hamill Smid Cap		Segall Bryant & Hamill Mid Cap
	Growth Fund II(a)		Value Dividend Fund(b)		Value Dividend Fund(c)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2018	Year Ended	June 30, 2018	Year Ended	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017
Operations
Net investment income/(loss)	$(101,581)	$(236,309)	$4,877	$7,623	$469,097	$811,327
Net realized gain/(loss)	1,984,737	4,928,081	(54)	(27,146)	3,775,764	3,629,711
Change in unrealized net appreciation/(depreciation)	7,127,069	6,070,139	6,758	37,005	(4,939,798)	315,311
Net increase/(decrease) in net assets resulting from operations	9,010,225	10,761,911	11,581	17,482	(694,937)	4,756,349

Distributions to Shareholders (Note 2)
From net investment income
Retail	N/A	N/A	–	(6,352)	–	(555,969)
Institutional	–	–	–	(3,891)	–	(477,650)
From net realized gains
Retail	N/A	N/A	–	–	–	(2,910,446)
Institutional	–	–	–	–	–	(2,492,340)
Return of capital		–		–		–
Retail	N/A	N/A	–	(2,645)	–	–
Institutional	–	–	–	(1,620)	–	–
Decrease in net assets from distributions to shareholders	–	–	–	(14,508)	–	(6,436,405)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	N/A	N/A	51	454,951	4,454,772	22,543,882
Institutional	26,081,613	8,919,688	–	–	8,408,654	6,396,634
Shares issued in reinvestment of distributions
Retail	N/A	N/A	–	8,193	–	3,428,466
Institutional	–	–	–	5,511	–	2,931,064
Cost of shares redeemed
Retail	N/A	N/A	(85,250)	(23,855)	(11,136,756)	(24,572,010)
Institutional	(6,930,165)	(9,252,836)	–	–	(3,433,045)	(5,511,243)
Net increase/(decrease) resulting from beneficial interest transactions	19,151,448	(333,148)	(85,199)	444,800	(1,706,375)	5,216,793
Total net increase/(decrease) in net assets	28,161,673	10,428,763	(73,618)	447,774	(2,401,312)	3,536,737

Net Assets
Beginning of period	45,345,525	34,916,762	815,308	367,534	83,912,258	80,375,521
End of period*	$73,507,198	$45,345,525	$741,690	$815,308	$81,510,946	$83,912,258

*Accumulated net investment income/(loss)	$(132,670)	$(31,089)	$5,317	$440	$487,641	$18,544

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund II.
(b)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.

See Notes to Financial Statements.

90	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

					Segall Bryant & Hamill
	Segall Bryant & Hamill Mid Cap		Segall Bryant & Hamill Large Cap		Fundamental International Small
	Value Dividend Fund II(a)		Dividend Fund(b)		Cap Fund(c)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2018	Year Ended	June 30, 2018	Year Ended	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017
Operations
Net investment income/(loss)	$156,407	$326,957	$94,452	$206,135	$10,086	$245,034
Net realized gain/(loss)	200,610	(356,974)	635,084	526,536	6,171,029	13,459,786
Change in unrealized net appreciation/(depreciation)	(606,526)	2,092,879	(786,162)	996,667	(5,480,662)	7,723,827
Net increase/(decrease) in net assets resulting from operations	(249,509)	2,062,862	(56,626)	1,729,338	700,453	21,428,647

Distributions to Shareholders (Note 2)
From net investment income
Retail	–	(284,306)	(84,818)	(308,528)	–	(950,626)
Institutional	–	(17,037)	(1,525)	(13,134)	–	(150,112)
From net realized gains
Retail	–	–	–	(1,679,352)	–	–
Institutional	–	–	–	(29,099)	–	–
Decrease in net assets from distributions to shareholders	–	(301,343)	(86,343)	(2,030,113)	–	(1,100,738)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	622,574	2,822,556	138,654	371,339	3,465,757	5,886,256
Institutional	–	95,734	–	186	4,163,145	6,849,586
Shares issued in reinvestment of distributions
Retail	–	278,571	83,540	1,959,293	–	926,362
Institutional	–	16,806	1,525	42,233	–	150,090
Cost of shares redeemed
Retail	(3,138,655)	(9,172,672)	(1,203,341)	(4,052,602)	(7,395,267)	(19,555,709)
Institutional	(5,497)	(22,050)	(1,121)	(449,649)	(4,057,142)	(5,057,984)
Net decrease resulting from beneficial interest transactions	(2,521,578)	(5,981,055)	(980,743)	(2,129,200)	(3,823,507)	(10,801,399)
Total net increase/(decrease) in net assets	(2,771,087)	(4,219,536)	(1,123,712)	(2,429,975)	(3,123,054)	9,526,510

Net Assets
Beginning of period	31,571,917	35,791,453	10,176,618	12,606,593	79,631,118	70,104,608
End of period*	$28,800,830	$31,571,917	$9,052,906	$10,176,618	$76,508,064	$79,631,118

*Accumulated net investment income/(loss)	$(67,689)	$(224,096)	$(28,865)	$(36,974)	$(66,549)	$(76,635)

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund II.
(b)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	91

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Global		Segall Bryant & Hamill Plus Bond		Segall Bryant & Hamill Quality
	Large Cap Fund(a)		Fund(b)		High Yield Fund(c)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30, 2018	Year Ended	June 30, 2018	Year Ended	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017
Operations
Net investment income/(loss)	$703,741	$971,180	$19,976,168	$38,651,640	$1,676,105	$3,576,590
Net realized gain/(loss)	1,648,687	2,447,775	(653,256)	6,067,468	243,607	(829,892)
Change in unrealized net appreciation/(depreciation)	(5,229,413)	5,936,452	(34,259,005)	11,077,092	(2,715,195)	1,982,253
Net increase/(decrease) in net assets resulting from operations	(2,876,985)	9,355,407	(14,936,093)	55,796,200	(795,483)	4,728,951

Distributions to Shareholders (Note 2)
From net investment income
Retail	(633,940)	(820,511)	(16,337,924)	(35,523,179)	(1,199,537)	(2,690,335)
Institutional	(69,260)	(77,386)	(4,589,615)	(6,452,560)	(473,786)	(901,760)
From net realized gains
Retail	–	(1,708,710)	–	(728,203)	–	–
Institutional	–	(170,565)	–	(155,578)	–	–
Decrease in net assets from distributions to shareholders	(703,200)	(2,777,172)	(20,927,539)	(42,859,520)	(1,673,323)	(3,592,095)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	1,339,726	5,241,646	112,331,879	225,742,839	2,246,494	12,690,574
Institutional	875,056	2,262,709	82,291,786	140,273,606	3,848,829	9,546,903
Shares issued in reinvestment of distributions
Retail	583,816	2,323,525	16,167,789	35,699,675	1,154,654	2,584,000
Institutional	60,955	242,437	4,453,558	6,288,535	473,597	885,887
Cost of shares redeemed
Retail	(2,840,905)	(7,006,491)	(166,983,190)	(282,438,728)	(10,000,694)	(14,644,844)
Institutional	(1,657,107)	(1,362,934)	(41,895,258)	(40,175,280)	(3,570,294)	(8,464,588)
Net increase/(decrease) resulting from beneficial interest transactions	(1,638,459)	1,700,892	6,366,564	85,390,647	(5,847,414)	2,597,932
Total net increase/(decrease) in net assets	(5,218,644)	8,279,127	(29,497,068)	98,327,327	(8,316,220)	3,734,788

Net Assets
Beginning of period	56,041,927	47,762,800	1,286,747,320	1,188,419,993	79,220,418	75,485,630
End of period*	$50,823,283	$56,041,927	$1,257,250,252	$1,286,747,320	$70,904,198	$79,220,418

*Accumulated net investment income/(loss)	$17,469	$16,928	$(1,173,515)	$(222,144)	$(30,507)	$(33,289)

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(c)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.

See Notes to Financial Statements.

92	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Municipal		Segall Bryant & Hamill Colorado
	Opportunities Fund(a)		Tax Free Fund(b)
	Six Months Ended		Six Months Ended
	June 30, 2018	Year Ended	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017	(Unaudited)	December 31, 2017
Operations
Net investment income/(loss)	$478,587	$205,814	$4,163,791	$6,915,353
Net realized gain/(loss)	(154,672)	158,683	(536,199)	499,048
Change in unrealized net appreciation/(depreciation)	(183,503)	110,675	(4,728,856)	4,987,630
Net increase/(decrease) in net assets resulting from operations	140,412	475,172	(1,101,264)	12,402,031

Distributions to Shareholders (Note 2)
From net investment income
Retail	(48,103)	(45,794)	(2,833,712)	(5,597,930)
Institutional	(435,585)	(160,562)	(1,332,056)	(1,300,448)
From net realized gains
Retail	–	(18,957)	–	–
Institutional	–	(81,055)	–	–
Decrease in net assets from distributions to shareholders	(483,688)	(306,368)	(4,165,768)	(6,898,378)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	1,781,708	2,324,235	21,862,660	47,296,987
Institutional	13,531,003	21,055,858	23,262,151	57,894,742
Shares issued in reinvestment of distributions
Retail	48,103	62,820	2,558,328	5,089,016
Institutional	410,441	238,854	1,218,313	1,236,684
Cost of shares redeemed
Retail	(871,964)	(125,319)	(23,109,623)	(59,803,491)
Institutional	(4,825,120)	(406,221)	(13,992,204)	(10,322,719)
Net increase resulting from beneficial interest transactions	10,074,171	23,150,227	11,799,625	41,391,219
Total net increase in net assets	9,730,895	23,319,031	6,532,593	46,894,872

Net Assets
Beginning of period	24,079,950	760,919	272,689,205	225,794,333
End of period*	$33,810,845	$24,079,950	$279,221,798	$272,689,205

*Accumulated net investment income/(loss)	$1,292	$6,393	$(17,679)	$(15,702)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	93

Segall Bryant & Hamill Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.24		$18.94	$15.74	$17.96	$17.69	$12.35
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.04		(0.01)	0.05	(0.01)	(0.01)	(0.00	)(c)
Net realized and unrealized gains/(losses) on investments	1.32		1.11	3.80	(0.88)	0.44	5.70
Total from investment operations	1.36		1.10	3.85	(0.89)	0.43	5.70

Less dividends and distributions:
Dividends from net investment income	–		–	(0.06)	–	–	(0.01)
Distributions from net realized gains	–		(2.80)	(0.59)	(1.33)	(0.16)	(0.35)
Total distributions	–		(2.80)	(0.65)	(1.33)	(0.16)	(0.36)

Paid-in capital from redemption fees	–		–	0.00 (c)	0.00 (c)	0.00 (c)	–
Net asset value, end of period	$18.60		$17.24	$18.94	$15.74	$17.96	$17.69

Total Return	7.89	%(d)	5.70%	24.49%	(4.92)%	2.49%	46.20%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$10,342		$13,801	$13,311	$20,786	$37,206	$20,787

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30	%(e)	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	2.08	%(e)	1.93%	2.09%	1.66%	1.60%	1.95%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.42	%(e)	(0.03)%	0.33%	0.06%	(0.05)%	(0.01)%
Without fee waivers/reimbursements	(0.36	)%(e)	(0.66)%	(0.46)%	(0.42)%	(0.35)%	(0.66)%
Portfolio turnover rate	22	%(d)	79%	43%	105%	72%	52%

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

94	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016	2015	2014	2013(b)
Net asset value, beginning of period	$10.68		$12.52	$10.52	$13.45	$14.38	$12.65
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.06		0.10	0.11	0.13	0.14	0.11
Net realized and unrealized gains/(losses) on investments	0.50		(0.35)	3.02	(1.22)	0.75	4.45
Total from investment operations	0.56		(0.25)	3.13	(1.08)	0.89	4.56

Less dividends and distributions:
Dividends from net investment income	–		(0.14)	(0.18)	(0.10)	(0.15)	(0.13)
Distributions from net realized gains	–		(1.45)	(0.95)	(1.75)	(1.67)	(2.70)
Total distributions	–		(1.59)	(1.13)	(1.85)	(1.82)	(2.83)

Paid-in capital from redemption fees	–		–	–	–	0.00 (d)	–
Net asset value, end of period	$11.24		$10.68	$12.52	$10.52	$13.45	$14.38

Total Return	5.24	%(e)	(1.84)%	29.72%	(8.13)%	6.46%	36.49%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,008		$63,507	$86,518	$79,038	$141,445	$169,821

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30	%(f)	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.50	%(f)	1.46%	1.45%	1.39%	1.40%	1.39%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.11	%(f)	0.87%	0.99%	0.99%	0.97%	0.76%
Without fee waivers/reimbursements	0.91	%(f)	0.71%	0.84%	0.90%	0.87%	0.67%
Portfolio turnover rate	31	%(e)	99%	96%	74%	70%	53%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	95

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	(Unaudited)(a)		2017	2016	2015	2014	2013(b)
Net asset value, beginning of period	$10.70		$12.53	$10.53	$13.47	$14.40	$12.64
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.07		0.13	0.14	0.15	0.17	0.14
Net realized and unrealized gains/(losses) on investments	0.50		(0.36)	3.02	(1.21)	0.74	4.46
Total from investment operations	0.57		(0.23)	3.16	(1.06)	0.91	4.60

Less dividends and distributions:
Dividends from net investment income	–		(0.15)	(0.21)	(0.13)	(0.17)	(0.14)
Distributions from net realized gains	–		(1.45)	(0.95)	(1.75)	(1.67)	(2.70)
Total distributions	–		(1.60)	(1.16)	(1.88)	(1.84)	(2.84)

Paid-in capital from redemption fees	–		–	–	–	0.00 (d)	–
Net asset value, end of period	$11.27		$10.70	$12.53	$10.53	$13.47	$14.40

Total Return	5.33	%(e)	(1.67)%	29.98%	(7.98)%	6.62%	36.86%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$87,185		$113,685	$130,098	$105,418	$190,166	$147,374

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.13	%(f)	1.12%	1.08%	1.13%	1.11%	1.12%
Without fee waivers/reimbursements	1.30	%(f)	1.26%	1.24%	1.22%	1.21%	1.22%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.29	%(f)	1.08%	1.24%	1.15%	1.20%	0.94%
Without fee waivers/reimbursements	1.12	%(f)	0.94%	1.08%	1.06%	1.10%	0.84%
Portfolio turnover rate	31	%(e)	99%	96%	74%	70%	53%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

96	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended		Year Ended	Year Ended		Year Ended		For the Period
	June 30, 2018		December 31,		December 31,	December 31,		December 31,		Ended December
Retail	(Unaudited)(a)		2017		2016	2015		2014		31, 2013 (b)
Net asset value, beginning of period	$12.72		$10.89		$10.01	$10.52		$10.13		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	(0.04)		(0.10)		(0.09)	(0.11)		(0.10)		(0.00	)(d)
Net realized and unrealized gains/(losses) on investments	2.15		2.93		0.97	(0.39)		0.49		0.13
Total from investment operations	2.11		2.83		0.88	(0.50)		0.39		0.13

Less dividends and distributions:
Distributions from net realized gains	–		(1.00)		–	(0.01)		–		–
Total distributions	–		(1.00)		–	(0.01)		–		–

Paid-in capital from redemption fees	–		–		–	–		0.00	(d)	–
Net asset value, end of period	$14.83		$12.72		$10.89	$10.01		$10.52		$10.13

Total Return	16.59	%(e)	25.98%		8.79%	(4.77)%		3.85%		1.30	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,235		$930		$744	$499		$599		$69

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.24	%(f)	1.26	%(g)	1.30%	1.30%		1.30%		1.30	%(f)
Without fee waivers/reimbursements	2.69	%(f)	2.88%		5.93%	4.96	%(h)	5.18	%(h)	12.91	%(f)(h)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.64	)%(f)	(0.80)%		(0.87)%	(1.03)%		(1.01)%		(0.98	)%(f)
Without fee waivers/reimbursements	(2.09	)%(f)	(2.42)%		(5.50)%	(4.69)%		(4.89	)%(h)	(12.60	)%(f)(h)
Portfolio turnover rate	32	%(e)	51%		81%	69%		89%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Commenced operations on December 20, 2013.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation change from 1.30% to 1.24% effective April 30, 2017.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	97

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended		Year Ended		For the Period
	June 30, 2018		December 31,	December 31,		December 31,		December 31,		Ended December
Institutional	(Unaudited)(a)		2017	2016		2015		2014		31, 2013 (b)
Net asset value, beginning of period	$12.88		$11.01	$10.09		$10.56		$10.13		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	(0.03)		(0.09)	(0.06)		(0.07)		(0.04)		(0.00	)(d)
Net realized and unrealized gains/(losses) on investments	2.19		2.96	0.98		(0.39)		0.47		0.13
Total from investment operations	2.16		2.87	0.92		(0.46)		0.43		0.13

Less dividends and distributions:
Distributions from net realized gains	–		(1.00)	–		(0.01)		–		–
Total distributions	–		(1.00)	–		(0.01)		–		–

Paid-in capital from redemption fees	–		–	0.00	(d)	–		0.00	(d)	–
Net asset value, end of period	$15.04		$12.88	$11.01		$10.09		$10.56		$10.13

Total Return	16.69	%(e)	26.05%	9.12%		(4.37)%		4.24%		1.30	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,653		$4,791	$3,519		$6,011		$8,063		$2,314

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.09	%(f)	1.20%	1.05	%(g)	0.88	%(g)	0.76	%(g)	1.06	%(f)
Without fee waivers/reimbursements	2.55	%(f)	2.74%	2.63%		2.21	%(h)	3.61	%(h)	12.52	%(f)(h)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.46	)%(f)	(0.74)%	(0.65)%		(0.61)%		(0.44)%		(0.75	)%(f)
Without fee waivers/reimbursements	(1.92	)%(f)	(2.28)%	(2.22)%		(1.94)%		(3.29	)%(h)	(12.22	)%(f)(h)
Portfolio turnover rate	32	%(e)	51%	81%		69%		89%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Commenced operations on December 20, 2013.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

98	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	(Unaudited)(a)		2017	2016 (b)	2015	2014	2013
Net asset value, beginning of period	$26.85		$20.15	$22.32	$25.31	$24.21	$16.60
Income/(loss) from investment operations:
Net investment income/(loss)(c)	(0.05)		(0.15)	(0.09)	(0.19)	(0.17)	(0.14)
Net realized and unrealized gains/(losses) on investments	4.42		6.85	(2.08)	(2.80)	1.27	7.75
Total from investment operations	4.37		6.70	(2.17)	(2.99)	1.10	7.61
Net asset value, end of period	$31.22		$26.85	$20.15	$22.32	$25.31	$24.21

Total Return	16.28	%(d)	33.25%	(9.72)%	(11.81)%	4.54%	45.84%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$73,507		$45,346	$34,917	$58,504	$90,747	$111,058

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.97	%(e)	1.08%	1.15%	1.09%	1.09%	1.08%
Without fee waivers/reimbursements	0.97	%(e)	1.08%	1.24%	1.09%	1.09%	1.08%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.36	)%(e)	(0.62)%	(0.43)%	(0.76)%	(0.68)%	(0.70)%
Without fee waivers/reimbursements	(0.36	)%(e)	(0.62)%	(0.52)%	(0.76)%	(0.68)%	(0.70)%
Portfolio turnover rate	29	%(d)	61%	182%	67%	115%	106%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund II.
(b)	Prior to December 27, 2016 known as the Westcore Select Fund - Retail Class.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	99

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended		For the Period
	June 30, 2018		December 31,		Ended December
Retail	(Unaudited)(a)		2017		31, 2016(b)
Net asset value, beginning of period	$9.92		$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.06		0.11		0.01
Net realized and unrealized gains/(losses) on investments	0.09		0.04		(0.08)
Total from investment operations	0.15		0.15		(0.07)

Less dividends and distributions:
Dividends from net investment income	–		(0.13)		–
Return of capital	–		(0.03)		–
Total distributions	–		(0.16)		–
Net asset value, end of period	$10.07		$9.92		$9.93

Total Return	1.51	%(d)	1.54%		(0.70	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$485		$563		$119

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.20	%(e)	1.20%		1.20	%(e)
Without fee waivers/reimbursements	8.32	%(e)	15.15	%(f)	42.02	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.25	%(e)	1.14%		3.44	%(e)
Without fee waivers/reimbursements	(5.87	)%(e)	(12.81	)%(f)	(37.38	)%(e)(g)
Portfolio turnover rate	51	%(d)	68%		2	%(d)

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

100	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended		For the Period
	June 30, 2018		December 31,		Ended December
Institutional	(Unaudited)(a)		2017		31, 2016(b)
Net asset value, beginning of period	$9.88		$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.07		0.13		0.01
Net realized and unrealized gains/(losses) on investments	0.08		0.04		(0.08)
Total from investment operations	0.15		0.17		(0.07)

Less dividends and distributions:
Dividends from net investment income	–		(0.18)		–
Return of capital	–		(0.04)		–
Total distributions	–		(0.22)		–
Net asset value, end of period	$10.03		$9.88		$9.93

Total Return	1.52	%(d)	1.75%		(0.70	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$256		$252		$248

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.05	%(e)	0.95%		1.07	%(e)
Without fee waivers/reimbursements	8.11	%(e)	16.00	%(f)	34.17	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.42	%(e)	1.31%		3.59	%(e)
Without fee waivers/reimbursements	(5.64	)%(e)	(13.74	)%(f)	(29.51	)%(e)(g)
Portfolio turnover rate	51	%(d)	68%		2	%(d)

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	101

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,		December 31,	December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017		2016	2015	2014	2013 (b)
Net asset value, beginning of period	$26.87		$27.46		$23.47	$26.87	$26.01	$20.11
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.14		0.25		0.24	0.26	0.26	0.23
Net realized and unrealized gains/(losses) on investments	(0.38)		1.38		5.11	(0.68)	2.98	5.91
Total from investment operations	(0.24)		1.63		5.35	(0.42)	3.24	6.14

Less dividends and distributions:
Dividends from net investment income	–		(0.36)		(0.41)	(0.23)	(0.30)	(0.24)
Distributions from net realized gains	–		(1.86)		(0.95)	(2.75)	(2.08)	–
Total distributions	–		(2.22)		(1.36)	(2.98)	(2.38)	(0.24)
Net asset value, end of period	$26.63		$26.87		$27.46	$23.47	$26.87	$26.01

Total Return	(0.89	)%(d)	6.02%		22.76%	(1.50)%	12.69%	30.57%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$37,403		$44,442		$44,021	$51,742	$58,402	$53,282

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.14	%(e)	1.17	%(f)	1.25%	1.20%	1.19%	1.24%
Without fee waivers/reimbursements	1.14	%(e)	1.18%		1.28%	1.20%	1.19%	1.24%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.03	%(e)	0.89%		0.97%	0.96%	0.95%	0.96%
Without fee waivers/reimbursements	1.03	%(e)	0.88%		0.94%	0.96%	0.95%	0.96%
Portfolio turnover rate	37	%(d)	94%		78%	62%	51%	51%

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation change from 1.25% to 1.15% effective April 30, 2017.

See Notes to Financial Statements.

102	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	For the Period
	June 30, 2018		December 31,	Ended December
Institutional	(Unaudited)(a)		2017	31, 2016 (b)
Net asset value, beginning of period	$27.30		$27.81	$24.89
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.17		0.30	0.31
Net realized and unrealized gains/(losses) on investments	(0.38)		1.41	3.67
Total from investment operations	(0.21)		1.71	3.98

Less dividends and distributions:
Dividends from net investment income	–		0.36	(0.11)
Distributions from net realized gains	–		1.86	(0.95)
Total distributions	–		(2.22)	(1.06)
Net asset value, end of period	$27.09		$27.30	$27.81

Total Return	(0.77	)%(d)	6.23%	15.96	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$44,108		$39,470	$36,355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.95	%(e)	0.98%	1.00	%(e)
Without fee waivers/reimbursements	0.95	%(e)	1.00%	1.15	%(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.28	%(e)	1.08%	1.67	%(e)
Without fee waivers/reimbursements	1.28	%(e)	1.06%	1.52	%(e)
Portfolio turnover rate	37	%(d)	94%	78	%(d)(f)

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	103

Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,		December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016 (b)		2015	2014	2013
Net asset value, beginning of period	$4.74		$4.48	$4.78		$5.37	$6.65	$6.11
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.02		0.04	(0.02)		(0.03)	(0.04)	(0.05)
Net realized and unrealized gains/(losses) on investments	(0.07)		0.27	(0.28)		(0.25)	0.32	2.75
Total from investment operations	(0.05)		0.31	(0.30)		(0.28)	0.28	2.70

Less dividends and distributions:
Dividends from net investment income	–		(0.05)	(0.00	)(d)	–	–	–
Distributions from net realized gains	–		–	–		(0.31)	(1.56)	(2.16)
Total distributions	–		(0.05)	–		(0.31)	(1.56)	(2.16)
Net asset value, end of period	$4.69		$4.74	$4.48		$4.78	$5.37	$6.65

Total Return	(1.05	)%(e)	6.83%	(6.24)%		(5.08)%	4.56%	44.67%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$26,908		$29,657	$34,069		$63,675	$74,747	$83,008

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.15	%(f)	1.15%	1.12%		1.03%	1.03%	1.05%
Without fee waivers/reimbursements	1.25	%(f)	1.25%	1.12%		1.03%	1.03%	1.05%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.04	%(f)	0.98%	(0.42)%		(0.56)%	(0.61)%	(0.67)%
Without fee waivers/reimbursements	0.94	%(f)	0.88%	(0.43)%		(0.56)%	(0.61)%	(0.67)%
Portfolio turnover rate	31	%(e)	59%	158%		61%	88%	117%

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund II.
(b)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

104	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund II	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,		December 31,	December 31,	December 31,
Institutional	(Unaudited)(a)		2017	2016 (b)		2015	2014	2013
Net asset value, beginning of period	$4.87		$4.61	$4.89		$5.48	$6.74	$6.16
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.03		0.05	(0.01)		(0.02)	(0.03)	(0.04)
Net realized and unrealized gains/(losses) on investments	(0.07)		0.25	(0.27)		(0.26)	0.33	2.78
Total from investment operations	(0.04)		0.30	(0.28)		(0.28)	0.30	2.74

Less dividends and distributions:
Dividends from net investment income	–		(0.04)	(0.00	)(d)	–	–	–
Distributions from net realized gains	–		–	–		(0.31)	(1.56)	(2.16)
Total distributions	–		(0.04)	–		(0.31)	(1.56)	(2.16)
Net asset value, end of period	$4.83		$4.87	$4.61		$4.89	$5.48	$6.74

Total Return	(0.82	)%(e)	6.59%	(5.69)%		(4.98)%	4.79%	44.94%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,892		$1,915	$1,723		$18,119	$20,238	$15,231

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.00	%(f)	1.10%	0.93%		0.89%	0.89%	0.88%
Without fee waivers/reimbursements	1.20	%(f)	1.20%	1.08%		0.97%	0.98%	0.95%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.21	%(f)	1.04%	(0.28)%		(0.43)%	(0.46)%	(0.53)%
Without fee waivers/reimbursements	1.01	%(f)	0.94%	(0.43)%		(0.51)%	(0.55)%	(0.60)%
Portfolio turnover rate	31	%(e)	59%	158%		61%	88%	117%

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund II.
(b)	Prior to December 27, 2016 known as the Westcore MIDCO Growth Fund
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	105

Segall Bryant & Hamill Large Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,		December 31,	December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017		2016 (b)	2015	2014	2013
Net asset value, beginning of period	$6.01		$6.38		$8.96	$12.72	$15.98	$14.07
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.06		0.12		0.01	(0.04)	(0.03)	(0.03)
Net realized and unrealized gains/(losses) on investments	(0.10)		0.93		(0.01)	0.60	1.04	4.62
Total from investment operations	(0.04)		1.05		–	0.56	1.01	4.59

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.21)		–	–	–	–
Distributions from net realized gains	–		(1.21)		(2.58)	(4.32)	(4.27)	(2.68)
Total distributions	(0.06)		(1.42)		(2.58)	(4.32)	(4.27)	(2.68)
Net asset value, end of period	$5.91		$6.01		$6.38	$8.96	$12.72	$15.98

Total Return	(0.73	)%(d)	16.73%		(0.38)%	4.43%	6.79%	32.93%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,900		$10,022		$12,061	$24,942	$33,954	$69,632

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89	%(e)	0.98	%(f)	1.15%	1.15%	1.11%	1.09%
Without fee waivers/reimbursements	1.81	%(e)	1.76%		1.30%	1.17%	1.11%	1.09%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.96	%(e)	1.82%		0.14%	(0.34)%	(0.21)%	(0.17)%
Without fee waivers/reimbursements	1.04	%(e)	1.04%		(0.01)%	(0.36)%	(0.21)%	(0.17)%
Portfolio turnover rate	14	%(d)	0%		112%	96%	144%	182%

(a)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(b)	Prior to December 27, 2016 known as the Westcore Growth Fund
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Contractual expense limitation change from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.

106	| www.sbhfunds.com

Segall Bryant & Hamill Large Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,		December 31,	December 31,	December 31,
Institutional	(Unaudited)(a)		2017	2016 (b)		2015	2014	2013
Net asset value, beginning of period	$6.12		$6.61	$9.16		$12.88	$16.10	$14.14
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.07		0.13	0.03		(0.02)	0.00 (d)	0.01
Net realized and unrealized gains/(losses) on investments	(0.11)		0.97	(0.00	)(d)	0.62	1.05	4.63
Total from investment operations	(0.04)		1.10	0.03		0.60	1.05	4.64

Less dividends and distributions:
Dividends from net investment income	(0.06)		(0.38)	–		–	–	–
Distributions from net realized gains	–		(1.21)	(2.58)		(4.32)	(4.27)	(2.68)
Total distributions	(0.06)		(1.59)	(2.58)		(4.32)	(4.27)	(2.68)
Net asset value, end of period	$6.02		$6.12	$6.61		$9.16	$12.88	$16.10

Total Return	(0.65	)%(e)	16.92%	0.01%		4.68%	6.98%	33.13%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$153		$155	$546		$5,016	$6,970	$9,236

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74	%(f)	0.92%	0.91%		0.95%	0.91%	0.89%
Without fee waivers/reimbursements	1.70	%(f)	1.61%	1.49%		1.28%	1.05%	1.15%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.13	%(f)	1.82%	0.37%		(0.15)%	0.00%	0.06%
Without fee waivers/reimbursements	1.17	%(f)	1.13%	(0.21)%		(0.48)%	(0.14)%	(0.20)%
Portfolio turnover rate	14	%(e)	0%	112%		96%	144%	182%

(a)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(b)	Prior to December 27, 2016 known as the Westcore Growth Fund
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	107

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,		December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016		2015	2014	2013
Net asset value, beginning of period	$19.76		$15.08	$15.59		$16.71	$21.26	$17.94
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.00	)(c)(d)	0.05	0.08		0.23	0.33	0.35
Net realized and unrealized gains/(losses) on investments	0.16		5.01	0.15		(0.09)	(4.34)	3.63
Total from investment operations	0.16		5.06	0.23		0.14	(4.01)	3.98

Less dividends and distributions:
Dividends from net investment income	–		(0.38)	(0.74)		(0.79)	(0.01)	(0.66)
Distributions from net realized gains	–		–	–		(0.47)	(0.53)	–
Total distributions	–		(0.38)	(0.74)		(1.26)	(0.54)	(0.66)

Paid-in capital from redemption fees	–		–	–		–	–	0.00 (d)
Net asset value, end of period	$19.92		$19.76	$15.08		$15.59	$16.71	$21.26

Total Return	0.81	%(e)	33.64%	1.60%		1.05%	(18.82)%	22.36%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$46,484		$49,979	$49,746		$100,223	$294,657	$480,789

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.44	%(f)	1.44%	1.46	%(g)	1.50%	1.50%	1.50%
Without fee waivers/reimbursements	1.75	%(f)	1.75%	1.77%		1.62%	1.58%	1.63%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.04	)%(f)	0.27%	0.51%		1.35%	1.65%	1.82%
Without fee waivers/reimbursements	(0.35	)%(f)	(0.04)%	0.20%		1.23%	1.57%	1.69%
Portfolio turnover rate	28	%(e)	48%	44%		44%	40%	57%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	Calculated using the average shares method.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Effective April 29, 2016, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.

108	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	For the Period
	June 30, 2018		December 31,	Ended December
Institutional	(Unaudited)(a)		2017	31, 2016 (b)
Net asset value, beginning of period	$20.83		$15.64	$15.76
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.01		0.08	0.11
Net realized and unrealized gains/(losses) on investments	0.18		5.22	(0.01)
Total from investment operations	0.19		5.30	0.10

Less dividends and distributions:
Dividends from net investment income	–		(0.11)	(0.22)
Total distributions	–		(0.11)	(0.22)
Net asset value, end of period	$21.02		$20.83	$15.64

Total Return	0.91	%(d)	33.89%	0.66	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$30,024		$29,652	$20,358

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.29	%(e)	1.29%	1.19	%(e)
Without fee waivers/reimbursements	1.58	%(e)	1.59%	1.65	%(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.13	%(e)	0.44%	1.06	%(e)
Without fee waivers/reimbursements	(0.16	)%(e)	0.14%	0.60	%(e)
Portfolio turnover rate	28	%(d)	48%	44	%(d)(f)

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	109

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016 (b)	2015	2014	2013 (c)
Net asset value, beginning of period	$11.12		$9.79	$9.45	$10.57	$10.91	$12.00
Income/(loss) from investment operations:
Net investment income/(loss)(d)	0.14		0.19	0.17	0.23	0.19	0.18
Net realized and unrealized gains/(losses) on investments	(0.72)		1.70	0.63	(0.30)	0.28	2.68
Total from investment operations	(0.58)		1.89	0.80	(0.07)	0.47	2.86

Less dividends and distributions:
Dividends from net investment income	(0.14)		(0.18)	(0.18)	(0.23)	(0.19)	(0.21)
Distributions from net realized gains	–		(0.38)	(0.28)	(0.82)	(0.62)	(3.74)
Total distributions	(0.14)		(0.56)	(0.46)	(1.05)	(0.81)	(3.95)
Net asset value, end of period	$10.40		$11.12	$9.79	$9.45	$10.57	$10.91

Total Return	(5.20	)%(e)	19.56%	8.58%	(0.56)%	4.43%	24.53%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$46,742		$50,894	$44,296	$37,613	$46,432	$53,780

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(f)	0.99%	0.99%	0.99%	0.99%	1.10	%(g)
Without fee waivers/reimbursements	1.18	%(f)	1.20%	1.22%	1.17%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.59	%(f)	1.83%	1.79%	2.19%	1.67%	1.31%
Without fee waivers/reimbursements	2.40	%(f)	1.62%	1.56%	2.01%	1.52%	1.27%
Portfolio turnover rate	12	%(e)	17%	61%	65%	18%	91%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(d)	Calculated using the average shares method.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Contractual expense limitation change from 1.15% to 0.99% effective September 1, 2013.

See Notes to Financial Statements.

110	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	(Unaudited)(a)		2017	2016 (b)	2015	2014	2013 (c)
Net asset value, beginning of period	$11.04		$9.71	$9.39	$10.51	$10.85	$11.96
Income/(loss) from investment operations:
Net investment income/(loss)(d)	0.15		0.20	0.20	0.25	0.21	0.20
Net realized and unrealized gains/(losses) on investments	(0.71)		1.70	0.60	(0.30)	0.28	2.67
Total from investment operations	(0.56)		1.90	0.80	(0.05)	0.49	2.87

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.19)	(0.20)	(0.25)	(0.21)	(0.24)
Distributions from net realized gains	–		(0.38)	(0.28)	(0.82)	(0.62)	(3.74)
Total distributions	(0.16)		(0.57)	(0.48)	(1.07)	(0.83)	(3.98)
Net asset value, end of period	$10.32		$11.04	$9.71	$9.39	$10.51	$10.85

Total Return	(5.08	)%(e)	19.78%	8.63%	(0.42)%	4.66%	24.72%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$4,082		$5,148	$3,466	$3,391	$4,746	$6,021

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84	%(f)	0.90%	0.81%	0.82%	0.82%	0.92%
Without fee waivers/reimbursements	1.07	%(f)	1.09%	1.21%	1.05%	1.01%	0.98%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.73	%(f)	1.91%	2.01%	2.38%	1.88%	1.49%
Without fee waivers/reimbursements	2.50	%(f)	1.72%	1.61%	2.15%	1.69%	1.43%
Portfolio turnover rate	12	%(e)	17%	61%	65%	18%	91%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(d)	Calculated using the average shares method.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	111

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,		December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016		2015	2014	2013
Net asset value, beginning of period	$10.71		$10.59	$10.55		$10.92	$10.71	$11.24
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.16		0.34	0.33		0.31	0.34	0.34
Net realized and unrealized gains/(losses) on investments	(0.29)		0.16	0.07		(0.31)	0.28	(0.48)
Total from investment operations	(0.13)		0.50	0.40		–	0.62	(0.14)

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.37)	(0.36)		(0.34)	(0.35)	(0.38)
Distributions from net realized gains	–		(0.01)	(0.00	)(c)	(0.03)	(0.06)	(0.01)
Total distributions	(0.17)		(0.38)	(0.36)		(0.37)	(0.41)	(0.39)
Net asset value, end of period	$10.41		$10.71	$10.59		$10.55	$10.92	$10.71

Total Return	(1.19	)%(d)	4.74%	3.82%		0.01%	5.90%	(1.23)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$989,776		$1,056,835	$1,066,591		$1,309,659	$1,354,837	$1,211,518

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55	%(e)	0.55%	0.55%		0.55%	0.55%	0.55%
Without fee waivers/reimbursements	0.76	%(e)	0.77%	0.78%		0.70%	0.70%	0.72%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.13	%(e)	3.15%	3.03%		2.87%	3.08%	3.12%
Without fee waivers/reimbursements	2.92	%(e)	2.93%	2.80%		2.72%	2.93%	2.95%
Portfolio turnover rate	29	%(d)	38%	52%		51%	62%	50%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

112	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,		December 31,	December 31,	December 31,
Institutional	(Unaudited)(a)		2017	2016		2015	2014	2013
Net asset value, beginning of period	$10.60		$10.48	$10.43		$10.79	$10.59	$11.11
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.17		0.35	0.34		0.32	0.35	0.36
Net realized and unrealized gains/(losses) on investments	(0.29)		0.15	0.08		(0.29)	0.28	(0.48)
Total from investment operations	(0.12)		0.50	0.42		0.03	0.63	(0.12)

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.37)	(0.37)		(0.36)	(0.37)	(0.39)
Distributions from net realized gains	–		(0.01)	(0.00	)(c)	(0.03)	(0.06)	(0.01)
Total distributions	(0.17)		(0.38)	(0.37)		(0.39)	(0.43)	(0.40)
Net asset value, end of period	$10.31		$10.60	$10.48		$10.43	$10.79	$10.59

Total Return	(1.10	)%(d)	4.81%	4.01%		0.23%	6.02%	(1.05)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$267,474		$229,912	$121,829		$108,101	$151,986	$227,245

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(e)	0.40%	0.38%		0.42%	0.42%	0.38%
Without fee waivers/reimbursements	0.55	%(e)	0.56%	0.56%		0.55%	0.55%	0.55%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.29	%(e)	3.29%	3.20%		2.99%	3.22%	3.29%
Without fee waivers/reimbursements	3.14	%(e)	3.13%	3.02%		2.86%	3.09%	3.12%
Portfolio turnover rate	29	%(d)	38%	52%		51%	62%	50%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	113

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.99		$8.86	$8.23	$8.80	$8.83	$8.94
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.19		0.41	0.40	0.42	0.46	0.49
Net realized and unrealized gains/(losses) on investments	(0.28)		0.13	0.63	(0.55)	(0.02)	(0.12)
Total from investment operations	(0.09)		0.54	1.03	(0.13)	0.44	0.37

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.41)	(0.40)	(0.44)	(0.47)	(0.48)
Total distributions	(0.20)		(0.41)	(0.40)	(0.44)	(0.47)	(0.48)

Paid-in capital from redemption fees	–		–	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$8.70		$8.99	$8.86	$8.23	$8.80	$8.83

Total Return	(1.05	)%(d)	6.18%	12.75%	(1.64)%	5.01%	4.31%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$50,087		$58,486	$56,997	$46,725	$59,734	$61,608

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.97	%(e)	0.98%	0.95%	0.98%	0.88%	0.91%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.44	%(e)	4.52%	4.63%	4.86%	5.16%	5.49%
Without fee waivers/reimbursements	4.32	%(e)	4.39%	4.53%	4.73%	5.13%	5.43%
Portfolio turnover rate	10	%(d)	37%	47%	37%	37%	15%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

114	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Institutional	(Unaudited)(a)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$8.88		$8.75	$8.12	$8.68	$8.71	$8.82
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.20		0.42	0.41	0.43	0.47	0.49
Net realized and unrealized gains/(losses) on investments	(0.28)		0.13	0.62	(0.55)	(0.02)	(0.11)
Total from investment operations	(0.08)		0.55	1.03	(0.12)	0.45	0.38

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.42)	(0.41)	(0.44)	(0.48)	(0.49)
Total distributions	(0.20)		(0.42)	(0.41)	(0.44)	(0.48)	(0.49)

Paid-in capital from redemption fees	–		–	0.01	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$8.60		$8.88	$8.75	$8.12	$8.68	$8.71

Total Return	(0.91	)%(d)	6.35%	13.10%	(1.51)%	5.21%	4.45%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$20,817		$20,734	$18,488	$11,435	$5,135	$4,507

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.69	%(e)	0.68%	0.63%	0.72%	0.67%	0.69%
Without fee waivers/reimbursements	0.79	%(e)	0.78%	0.84%	1.03%	1.04%	1.11%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.61	%(e)	4.67%	4.85%	5.06%	5.36%	5.64%
Without fee waivers/reimbursements	4.51	%(e)	4.57%	4.64%	4.75%	4.99%	5.22%
Portfolio turnover rate	10	%(d)	37%	47%	37%	37%	15%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	115

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended		For the Period
	June 30, 2018		December 31,		Ended December
Retail	(Unaudited)(a)		2017		31, 2016(b)
Net asset value, beginning of period	$10.61		$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.16		0.32		0.00	(d)
Net realized and unrealized gains/(losses) on investments	(0.14)		0.53		0.15
Total from investment operations	0.02		0.85		0.15

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.31)		–
Distributions from net realized gains	–		(0.08)		–
Total distributions	(0.16)		(0.39)		–
Net asset value, end of period	$10.47		$10.61		$10.15

Total Return	0.16	%(e)	8.44%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,625		$2,709		$406

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(f)	0.65%		0.65	%(f)
Without fee waivers/reimbursements	1.09	%(f)	3.09	%(g)	19.11	%(f)(h)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.04	%(f)	2.99%		1.05	%(f)
Without fee waivers/reimbursements	2.60	%(f)	0.55	%(g)	(17.41	)%(f)(h)
Portfolio turnover rate	117	%(e)	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

116	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended		For the Period
	June 30, 2018		December 31,		Ended December
Institutional	(Unaudited)(a)		2017		31, 2016(b)
Net asset value, beginning of period	$10.62		$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.17		0.34		0.00	(d)
Net realized and unrealized gains/(losses) on investments	(0.15)		0.53		0.15
Total from investment operations	0.02		0.87		0.15

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.32)		–
Distributions from net realized gains	–		(0.08)		–
Total distributions	(0.16)		(0.40)		–
Net asset value, end of period	$10.48		$10.62		$10.15

Total Return	0.22	%(e)	8.68%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$30,186		$21,371		$355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50	%(f)	0.40%		0.61	%(f)
Without fee waivers/reimbursements	0.93	%(f)	2.29	%(g)	19.48	%(f)(h)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.19	%(f)	3.24%		1.08	%(f)
Without fee waivers/reimbursements	2.76	%(f)	1.35	%(g)	(17.79	)%(f)(h)
Portfolio turnover rate	117	%(e)	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	117

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2018		December 31,	December 31,	December 31,	December 31,	December 31,
Retail	(Unaudited)(a)		2017	2016	2015	2014	2013
Net asset value, beginning of period	$11.58		$11.32	$11.66	$11.63	$11.16	$11.81
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.17		0.32	0.31	0.32	0.33	0.35
Net realized and unrealized gains/(losses) on investments	(0.22)		0.26	(0.31)	0.02	0.47	(0.65)
Total from investment operations	(0.05)		0.58	–	0.34	0.80	(0.30)

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.32)	(0.31)	(0.31)	(0.33)	(0.35)
Distributions from net realized gains	–		–	(0.03)	–	–	–
Total distributions	(0.17)		(0.32)	(0.34)	(0.31)	(0.33)	(0.35)
Net asset value, end of period	$11.36		$11.58	$11.32	$11.66	$11.63	$11.16

Total Return	(0.45	)%(c)	5.21%	(0.07)%	3.02%	7.23%	(2.56)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$191,021		$193,426	$196,237	$192,920	$158,972	$118,483

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65	%(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.81	%(d)	0.82%	0.84%	0.77%	0.77%	0.80%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.96	%(d)	2.80%	2.62%	2.73%	2.87%	3.05%
Without fee waivers/reimbursements	2.80	%(d)	2.63%	2.43%	2.61%	2.75%	2.90%
Portfolio turnover rate	27	%(c)	64%	47%	30%	13%	23%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.

See Notes to Financial Statements.

118	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Six Months
	Ended		Year Ended	For the Period
	June 30, 2018		December 31,	Ended December
Institutional	(Unaudited)(a)		2017	31, 2016 (b)
Net asset value, beginning of period	$11.61		$11.34	$11.79
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.18		0.34	0.22
Net realized and unrealized gains/(losses) on investments	(0.23)		0.26	(0.44)
Total from investment operations	(0.05)		0.60	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.33)	(0.20)
Distributions from net realized gains	–		–	(0.03)
Total distributions	(0.17)		(0.33)	(0.23)
Net asset value, end of period	$11.39		$11.61	$11.34

Total Return	(0.39	)%(d)	5.34%	(1.93	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$88,201		$79,263	$29,557

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50	%(e)	0.50%	0.49	%(e)
Without fee waivers/reimbursements	0.62	%(e)	0.64%	0.68	%(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.11	%(e)	2.96%	2.81	%(e)
Without fee waivers/reimbursements	2.99	%(e)	2.82%	2.62	%(e)
Portfolio turnover rate	27	%(d)	64%	47	%(d)(f)

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2018 |	119

Segall Bryant & Hamill Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

1. ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Small Cap Growth Fund II, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund II, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class shares except Segall Bryant & Hamill Small Cap Growth Fund II. All of the Funds also offer Institutional Class shares except Segall Bryant & Hamill Micro Cap Fund. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over the counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of June 30, 2018, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global Large Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of June 30, 2018, the Segall Bryant & Hamill Global Large Cap Fund invested a significant percentage of its assets in Switzerland and the Segall Bryant & Hamill Fundamental International Small Cap Fund invested a significant percentage of its assets in Japan and Australia. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the six months ended June 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Semi-Annual Report | June 30, 2018 |	121

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

3. SHARES OF BENEFICIAL INTEREST

On June 30, 2018, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the Six Months
	Ended June 30,	For the Year Ended
	2018	December 31, 2017
Segall Bryant & Hamill Micro Cap Fund
Retail:
Shares Sold	85,967	200,441
Shares Issued in Reinvestment of Distributions	–	113,534
Total	85,967	313,975
Less Shares Redeemed	(330,540)	(215,975)
Net Increase/(Decrease)	(244,573)	98,000
Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail:
Shares Sold	224,783	719,223
Shares Issued in Reinvestment of Distributions	–	629,576
Total	224,783	1,348,799
Less Shares Redeemed	(2,880,871)	(2,313,422)
Net Increase/(Decrease)	(2,656,088)	(964,623)
Institutional:
Shares Sold	1,614,774	3,263,324
Shares Issued in Reinvestment of Distributions	–	1,533,895
Total	1,614,774	4,797,219
Less Shares Redeemed	(4,506,690)	(4,556,294)
Net Increase/(Decrease)	(2,891,916)	240,925

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

	For the Six Months
	Ended June 30,	For the Year Ended
	2018	December 31, 2017
Segall Bryant & Hamill Small Cap Growth Fund
Retail:
Shares Sold	38,647	4,551
Shares Issued in Reinvestment of Distributions	–	5,450
Total	38,647	10,001
Less Shares Redeemed	(28,559)	(5,147)
Net Increase/(Decrease)	10,088	4,854
Institutional:
Shares Sold	106,522	40,737
Shares Issued in Reinvestment of Distributions	–	26,728
Total	106,522	67,465
Less Shares Redeemed	(302,068)	(14,923)
Net Increase/(Decrease)	(195,546)	52,542
Segall Bryant & Hamill Small Cap Growth Fund II
Institutional:
Shares Sold	907,415	354,150
Shares Issued in Reinvestment of Distributions	–	–
Total	907,415	354,150
Less Shares Redeemed	(241,769)	(398,405)
Net Increase/(Decrease)	665,646	(44,255)
Segall Bryant & Hamill Smid Cap Value Dividend Fund
Retail:
Shares Sold	5	46,414
Shares Issued in Reinvestment of Distributions	–	832
Total	5	47,246
Less Shares Redeemed	(8,559)	(2,490)
Net Increase/(Decrease)	(8,554)	44,756
Institutional:
Shares Sold	–	–
Shares Issued in Reinvestment of Distributions	–	561
Total	–	561
Less Shares Redeemed	–	–
Net Increase/(Decrease)	–	561
Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail:
Shares Sold	166,289	811,302
Shares Issued in Reinvestment of Distributions	–	128,793
Total	166,289	940,095
Less Shares Redeemed	(416,049)	(889,282)
Net Increase/(Decrease)	(249,760)	50,813
Institutional:
Shares Sold	308,542	226,780
Shares Issued in Reinvestment of Distributions	–	108,397
Total	308,542	335,177
Less Shares Redeemed	(126,014)	(196,537)
Net Increase/(Decrease)	182,528	138,640

Semi-Annual Report | June 30, 2018 |	123

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

	For the Six Months
	Ended June 30,	For the Year Ended
	2018	December 31, 2017
Segall Bryant & Hamill Mid Cap Value Dividend Fund II
Retail:
Shares Sold	127,843	601,737
Shares Issued in Reinvestment of Distributions	–	59,397
Total	127,843	661,134
Less Shares Redeemed	(653,809)	(1,998,979)
Net Increase/(Decrease)	(525,966)	(1,337,845)
Institutional:
Shares Sold	–	20,117
Shares Issued in Reinvestment of Distributions	–	3,487
Total	–	23,604
Less Shares Redeemed	(1,152)	(4,625)
Net Increase/(Decrease)	(1,152)	18,979
Segall Bryant & Hamill Large Cap Dividend Fund
Retail:
Shares Sold	22,797	56,463
Shares Issued in Reinvestment of Distributions	14,166	325,198
Total	36,963	381,661
Less Shares Redeemed	(199,112)	(604,523)
Net Increase/(Decrease)	(162,149)	(222,862)
Institutional:
Shares Sold	–	–
Shares Issued in Reinvestment of Distributions	254	6,802
Total	254	6,802
Less Shares Redeemed	(187)	(64,062)
Net Increase/(Decrease)	67	(57,260)
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	169,497	338,192
Shares Issued in Reinvestment of Distributions	–	48,425
Total	169,497	386,617
Less Shares Redeemed	(366,034)	(1,155,965)
Net Increase/(Decrease)	(196,537)	(769,348)
Institutional:
Shares Sold	194,712	389,041
Shares Issued in Reinvestment of Distributions	–	7,445
Total	194,712	396,486
Less Shares Redeemed	(189,971)	(274,001)
Net Increase/(Decrease)	4,741	122,485
Segall Bryant & Hamill Global Large Cap Fund
Retail:
Shares Sold	122,527	495,830
Shares Issued in Reinvestment of Distributions	56,150	214,049
Total	178,677	709,879
Less Shares Redeemed	(262,487)	(660,164)
Net Increase/(Decrease)	(83,810)	49,715
Institutional:
Shares Sold	79,700	216,341
Shares Issued in Reinvestment of Distributions	5,906	22,487
Total	85,606	238,828
Less Shares Redeemed	(156,323)	(129,420)
Net Increase/(Decrease)	(70,717)	109,408

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

	For the Six Months
	Ended June 30,	For the Year Ended
	2018	December 31, 2017
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	10,713,437	21,107,846
Shares Issued in Reinvestment of Distributions	1,549,636	3,339,106
Total	12,263,073	24,446,952
Less Shares Redeemed	(15,881,497)	(26,433,527)
Net Increase/(Decrease)	(3,618,424)	(1,986,575)
Institutional:
Shares Sold	7,863,624	13,266,627
Shares Issued in Reinvestment of Distributions	431,223	593,785
Total	8,294,847	13,860,412
Less Shares Redeemed	(4,043,668)	(3,799,111)
Net Increase/(Decrease)	4,251,179	10,061,301
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	253,096	1,410,770
Shares Issued in Reinvestment of Distributions	131,244	287,263
Total	384,340	1,698,033
Less Shares Redeemed	(1,133,389)	(1,626,399)
Net Increase/(Decrease)	(749,049)	71,634
Institutional:
Shares Sold	441,006	1,071,917
Shares Issued in Reinvestment of Distributions	54,528	99,736
Total	495,534	1,171,653
Less Shares Redeemed	(408,676)	(950,126)
Net Increase/(Decrease)	86,858	221,527
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	169,669	221,234
Shares Issued in Reinvestment of Distributions	4,600	5,954
Total	174,269	227,188
Less Shares Redeemed	(83,480)	(11,779)
Net Increase/(Decrease)	90,789	215,409
Institutional:
Shares Sold	1,288,002	1,994,135
Shares Issued in Reinvestment of Distributions	39,232	22,577
Total	1,327,234	2,016,712
Less Shares Redeemed	(460,358)	(38,416)
Net Increase/(Decrease)	866,876	1,978,296
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	1,918,040	4,120,193
Shares Issued in Reinvestment of Distributions	225,242	442,889
Total	2,143,282	4,563,082
Less Shares Redeemed	(2,031,749)	(5,193,483)
Net Increase/(Decrease)	111,533	(630,401)
Institutional:
Shares Sold	2,035,619	5,011,842
Shares Issued in Reinvestment of Distributions	106,984	107,263
Total	2,142,603	5,119,105
Less Shares Redeemed	(1,227,017)	(897,974)
Net Increase/(Decrease)	915,586	4,221,131

Semi-Annual Report | June 30, 2018 |	125

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

4. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the following Funds had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

Fund	Expiring in 2018
Segall Bryant & Hamill Quality High Yield Fund	$1,064,911

Capital loss carryovers used during the year ended December 31, 2017 were as follows:

Fund	Amount
Segall Bryant & Hamill Small Cap Growth Fund	$153,024
Segall Bryant & Hamill Small Cap Growth Fund II	4,724,922
Segall Bryant & Hamill Fundamental International Small Cap Fund	10,283,005

At December 31, 2017, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Segall Bryant & Hamill Small Cap Growth Fund II	$76,643,926	$5,631,011
Segall Bryant & Hamill Smid Cap Value Dividend Fund	13,022	–
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	957,191	–
Segall Bryant & Hamill Fundamental International Small Cap Fund	–	1,693,231
Segall Bryant & Hamill Quality High Yield Fund	–	8,943,918
Segall Bryant & Hamill Colorado Tax Free Fund	135,422	–

The following Funds elect to defer to their fiscal year ending December 31, 2018, capital losses recognized during the period from November 1, 2017 to December 31, 2017 in the amounts of:

Fund	Capital Losses Recognized
Segall Bryant & Hamill Small Cap Value Dividend Fund	$368,145
Segall Bryant & Hamill Small Cap Growth Fund	51,005
Segall Bryant & Hamill Smid Cap Value Dividend Fund	10,263
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	8,376
Segall Bryant & Hamill Colorado Tax Free Fund	95,345

The following Funds elect to defer to their fiscal year ending December 31, 2018, late year ordinary losses in the amounts of:

Fund	Ordinary Losses Recognized
Segall Bryant & Hamill Small Cap Value Dividend Fund	$9

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Micro Cap, Segall Bryant & Hamill Small Cap Growth, Segall Bryant & Hamill Small Cap Growth II, Segall Bryant & Hamill Mid Cap Value Dividend, Segall Bryant & Hamill Mid Cap Value Dividend II, Segall Bryant & Hamill Smid Cap Value Dividend, Segall Bryant & Hamill Small Cap Value Dividend and Segall Bryant & Hamill Fundamental International Small Cap Funds; monthly for the Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Plus Bond, Segall Bryant & Hamill Municipal Opportunities and Segall Bryant & Hamill Colorado Tax Free Funds and quarterly for the Segall Bryant & Hamill Large Cap Dividend and Segall Bryant & Hamill Global Large Cap Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended December 31, 2017 were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Micro Cap Fund	$493,440	$1,486,696	$–	–
Segall Bryant & Hamill Small Cap Value Dividend Fund	2,783,017	22,752,403	–	–
Segall Bryant & Hamill Small Cap Growth Fund	15,653	397,662	–	–
Segall Bryant & Hamill Small Cap Growth Fund II	–	–	–	–
Segall Bryant & Hamill Smid Cap Value Dividend Fund	10,243	–	4,265	–
Segall Bryant & Hamill Mid Cap Value Dividend Fund	2,206,409	4,229,996	–	–
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	301,343	–	–	–
Segall Bryant & Hamill Large Cap Dividend Fund	468,466	1,561,647	–	–
Segall Bryant & Hamill Fundamental International Small Cap Fund	1,100,738	–	–	–
Segall Bryant & Hamill Global Large Cap Fund	1,139,009	1,638,163	–	–
Segall Bryant & Hamill Plus Bond Fund	41,975,739	883,781	–	–
Segall Bryant & Hamill Quality High Yield Fund	3,592,095	–	–	–
Segall Bryant & Hamill Municipal Opportunities Fund	140,897	–	–	165,471
Segall Bryant & Hamill Colorado Tax Free Fund	596,885	–	–	6,301,493

As of June 30, 2018, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

	Gross Appreciation	Gross Depreciation	Net Unrealized	Cost of Investments
	(excess of value over	(excess of tax cost	Appreciation/	for Income Tax
Fund	tax cost)	over value)	(Depreciation)	Purposes
Segall Bryant & Hamill Micro Cap Fund	$2,328,591	$(313,573)	$2,015,018	$8,510,232
Segall Bryant & Hamill Small Cap Value Dividend Fund	23,379,206	(1,493,733)	21,885,473	103,155,269
Segall Bryant & Hamill Small Cap Growth Fund	1,373,599	(68,767)	1,304,832	3,262,628
Segall Bryant & Hamill Small Cap Growth Fund II	14,052,825	(1,618,670)	12,434,155	60,563,099
Segall Bryant & Hamill Smid Cap Value Dividend Fund	56,972	(19,115)	37,857	706,443
Segall Bryant & Hamill Mid Cap Value Dividend Fund	10,543,151	(1,912,589)	8,630,562	73,734,787
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	2,533,104	(889,480)	1,643,624	27,304,678
Segall Bryant & Hamill Large Cap Dividend Fund	1,126,195	(594,838)	531,357	8,510,044
Segall Bryant & Hamill Fundamental International Small Cap Fund	24,560,003	(5,607,141)	18,952,862	56,767,585
Segall Bryant & Hamill Global Large Cap Fund	7,328,699	(2,058,433)	5,270,266	45,562,804
Segall Bryant & Hamill Plus Bond Fund	15,632,775	(25,103,382)	(9,470,607)	1,251,748,170
Segall Bryant & Hamill Quality High Yield Fund	1,090,616	(2,430,952)	(1,340,336)	71,014,917
Segall Bryant & Hamill Municipal Opportunities Fund	108,919	(171,145)	(62,226)	33,024,940
Segall Bryant & Hamill Colorado Tax Free Fund	1,903,320	(3,150,491)	(1,247,171)	280,826,910

The difference between book and tax basis unrealized appreciation is attributable primarily due to wash sales and tax treatment of certain other investments.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

5.  INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

Effective April 30, 2018, Segall Bryant & Hamill, LLC (the “Adviser”) completed its acquisition of Denver Investments, the adviser to the Trust. The Advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Segall Bryant & Hamill, LLC is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below. The advisory fees shown below were unchanged from January 1, 2018 through April 29, 2018 when the Trust’s adviser was Denver Investment Advisors LLC.

Segall Bryant & Hamill Micro Cap Fund	1.00%
Segall Bryant & Hamill Small Cap Value Dividend Fund	1.00%
Segall Bryant & Hamill Small Cap Growth Fund	1.00%
Segall Bryant & Hamill Small Cap Growth Fund II	0.65%
Segall Bryant & Hamill Smid Cap Value Dividend Fund	0.80%
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	0.65%
Segall Bryant & Hamill Large Cap Dividend Fund	0.65%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.20%
Segall Bryant & Hamill Global Large Cap Fund	0.65%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.40%
Segall Bryant & Hamill Colorado Tax Free Fund	0.40%

ALPS Fund Services, Inc. (“ALPS”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and the Adviser are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. The Adviser receives a portion that is calculated based on 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion. The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets and are disclosed in the Statement of Operations.

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

Segall Bryant & Hamill, LLC as Adviser and Co-Administrator has contractually agreed, during the period ended June 30, 2018 and until at least April 30, 2020, that the Net Annual Fund Operating Expenses for the following shares of the Funds will not exceed the amounts shown in the table below.

Segall Bryant & Hamill Micro Cap Fund – Retail Class	1.30%
Segall Bryant & Hamill Small Cap Value Dividend Fund – Retail Class	1.30%
Segall Bryant & Hamill Small Cap Growth Fund – Retail Class	1.24%
Segall Bryant & Hamill Small Cap Growth Fund II – Institutional Class	1.15%
Segall Bryant & Hamill Smid Cap Value Dividend Fund – Retail Class	1.20%
Segall Bryant & Hamill Mid Cap Value Dividend Fund – Retail Class	1.15%
Segall Bryant & Hamill Mid Cap Value Dividend Fund II – Retail Class	1.15%
Segall Bryant & Hamill Large Cap Dividend Fund – Retail Class	0.89%
Segall Bryant & Hamill Fundamental International Small Cap Fund – Retail Class	1.50%*
Segall Bryant & Hamill Global Large Cap Fund – Retail Class	0.99%
Segall Bryant & Hamill Plus Bond Fund – Retail Class	0.55%
Segall Bryant & Hamill Quality High Yield Fund – Retail Class	0.85%
Segall Bryant & Hamill Municipal Opportunities Fund – Retail Class	0.65%
Segall Bryant & Hamill Colorado Tax Free Fund – Retail Class	0.65%

*	The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses so that the ratio of expenses to average net assets of the Segall Bryant & Hamill Fundamental International Small Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds’ Financial Highlights do not exceed 1.44%. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.

The Adviser has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses during the six months ended June 30, 2018 and until at least April 30, 2020. Adviser reimbursements are paid monthly in arrears. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be waived/reimbursed in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. Without such fee waivers, for the six months ended June 30, 2018, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are as follows:

Segall Bryant & Hamill Small Cap Value Dividend Fund	1.30%
Segall Bryant & Hamill Small Cap Growth Fund	2.55%
Segall Bryant & Hamill Smid Cap Value Dividend Fund	8.11%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.95%
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	1.20%
Segall Bryant & Hamill Large Cap Dividend Fund	1.70%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.58%
Segall Bryant & Hamill Global Large Cap Fund	1.07%
Segall Bryant & Hamill Plus Bond Fund	0.55%
Segall Bryant & Hamill Quality High Yield Fund	0.79%
Segall Bryant & Hamill Municipal Opportunities Fund	0.93%
Segall Bryant & Hamill Colorado Tax Free Fund	0.62%

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of the Adviser. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of June 30, 2018 is $640,052.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2018 in valuing the Funds’ assets:

Segall Bryant & Hamill Micro Cap Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$10,391,283	$–	$–	$10,391,283
Rights and Warrants	–	–	4,361	4,361
Money Market Mutual Funds	129,606	–	–	129,606
Total	$10,520,889	$–	$4,361	$10,525,250

Segall Bryant & Hamill Small Cap Value Dividend Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$121,887,740	$–	$–	$121,887,740
Money Market Mutual Funds	3,153,002	–	–	3,153,002
Total	$125,040,742	$–	$–	$125,040,742

Segall Bryant & Hamill Small Cap Growth Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$4,413,859	$–	$–	$4,413,859
Money Market Mutual Funds	153,601	–	–	153,601
Total	$4,567,460	$–	$–	$4,567,460

Segall Bryant & Hamill Small Cap Growth Fund II

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$70,355,475	$–	$–	$70,355,475
Money Market Mutual Funds	2,641,779	–	–	2,641,779
Total	$72,997,254	$–	$–	$72,997,254

Segall Bryant & Hamill Smid Cap Value Dividend Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$734,646	$–	$–	$734,646
Money Market Mutual Funds	9,654	–	–	9,654
Total	$744,300	$–	$–	$744,300

Segall Bryant & Hamill Mid Cap Value Dividend Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$81,028,320	$–	$–	$81,028,320
Money Market Mutual Funds	1,337,029	–	–	1,337,029
Total	$82,365,349	$–	$–	$82,365,349

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

Segall Bryant & Hamill Mid Cap Value Dividend Fund II

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$28,237,147	$–	$–	$28,237,147
Money Market Mutual Funds	711,155	–	–	711,155
Total	$28,948,302	$–	$–	$28,948,302

Segall Bryant & Hamill Large Cap Dividend Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$8,912,189	$–	$–	$8,912,189
Money Market Mutual Funds	129,212	–	–	129,212
Total	$9,041,401	$–	$–	$9,041,401

Segall Bryant & Hamill Fundamental International Small Cap Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$75,746,675	$–	$–	$75,746,675
Money Market Mutual Funds	24,988	–	–	24,988
Total	$75,771,663	$–	$–	$75,771,663

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$491,665	$–	$491,665
Liabilities
Forward Foreign Currency Contracts	–	(562,814)	–	(562,814)
Total	$–	$(71,149)	$–	$(71,149)

Segall Bryant & Hamill Global Large Cap Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$50,180,756	$–	$–	$50,180,756
Money Market Mutual Funds	652,314	–	–	652,314
Total	$50,833,070	$–	$–	$50,833,070

Segall Bryant & Hamill Plus Bond Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Preferred Stock	$9,087,557	$–	$–	$9,087,557
Corporate Bonds	–	512,023,784	–	512,023,784
Municipal Bonds	–	61,682,659	–	61,682,659
Asset Backed Securities	–	47,823,586	–	47,823,586
Collateralized Loan Obligations	–	20,977,491	–	20,977,491
Commercial Mortgage-Backed Securities	–	37,336,140	3,515,044	40,851,184
Mortgage-Backed Securities Passthrough	–	300,807,998	–	300,807,998
Residential Mortgage-Backed Securities	–	32,028,803	–	32,028,803
U.S. Treasury Bonds & Notes	–	207,971,369	–	207,971,369
Money Market Mutual Funds	9,023,132	–	–	9,023,132
Total	$18,110,689	$1,220,651,830	$3,515,044	$1,242,277,563

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

Segall Bryant & Hamill Quality High Yield Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks
Energy Equipment & Services	$553,152	$–	$173,362	$726,514
Preferred Stock	1,302,804	–	–	1,302,804
Corporate Bonds	–	63,492,582	–	63,492,582
Commercial Mortgage-Backed Securities	–	1,389,590	1,375,452	2,765,042
Residential Mortgage-Backed Securities	–	433,560	–	433,560
Total	$1,855,956	$65,315,732	$1,548,814	$68,720,502

Segall Bryant & Hamill Municipal Opportunities Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Corporate Bonds	$–	$2,579,988	$–	$2,579,988
Municipal Bonds	–	30,382,725	–	30,382,725
Total	$–	$32,962,713	$–	$32,962,713

Segall Bryant & Hamill Colorado Tax Free Fund

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$268,618,148	$–	$268,618,148
Money Market Mutual Funds	10,959,762	–	–	10,959,762
Short Term Investments	–	1,829	–	1,829
Total	$10,959,762	$268,619,977	$–	$279,579,739

*	For detailed Industry descriptions, see the accompanying Statements of Investments.

**	Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. The Funds did not have any transfers for the period ended June 30, 2018.

There were no significant Level 3 securities held in any of the Funds, except Segall Bryant & Hamill Quality High Yield and Segall Bryant & Hamill Plus Bond Funds, as of June 30, 2018.

Semi-Annual Report | June 30, 2018 |	133

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Segall Bryant & Hamill Plus Bond Fund

											Net change in
											unrealized
											appreciation/
											(depreciation)
											included in the
											Statements of
											Operations
					Change in						attributable to
	Balance as	Accured			Unrealized			Transfer	Transfer	Balance as	Level 3
	of December	Discount/	Return of	Realized	Appreciation/			into	Out of	of June 30,	investments held
Asset Type	31, 2017	premium	Capital	Gain/(Loss)	Deperciation	Purchases	Paydowns	Level 3	Level 3	2018	at June 30, 2018
Commercial Mortgage- Backed Securities	$3,630,062	$11,816	$–	$12,559	$13,135	$–	$(152,528)	$–	$–	$3,515,044	$13,135
	$3,630,062	$11,816	$–	$12,559	$13,135	$–	$(152,528)	$–	$–	$3,515,044	$13,135

Segall Bryant & Hamill Quality High Yield Fund

											Net change in
											unrealized
											appreciation/
											(depreciation)
											included in the
											Statements of
											Operations
					Change in						attributable to
	Balance as	Accured			Unrealized			Transfer	Transfer	Balance as	Level 3
	of December	Discount/	Return of	Realized	Appreciation/			into	Out of	of June 30,	investments held
Asset Type	31, 2017	premium	Capital	Gain/(Loss)	Deperciation	Purchases	Paydowns	Level 3	Level 3	2018	at June 30, 2018
Common Stocks	$147,436	$–	$–	$–	$25,926	$–	$–	$–	$–	$173,362	$25,926
Commercial Mortgage- Backed Securities	1,420,459	4,624	–	4,914	5,139	–	(59,684)	–	–	1,375,452	5,139
	$1,567,895	$4,624	$–	$4,914	$31,065	$–	$(59,684)	$–	$–	$1,548,814	$31,065

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency Obligations, and U.S. Treasury bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

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Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

At least quarterly, the Adviser receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. The Adviser uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of June 30, 2018:

Segall Bryant & Hamill Quality High Yield Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 6/30/2018	Valuation Technique	Unobservable Input(a)	Range
Common Stocks	$173,362	Adjusted Liquidity Levels	Liquidity Adjustment	10.00%
Commercial Mortgage-Backed Security	1,375,452	Adjusted Spread Pricing*	Comparability Adjustment	0.80%
			Liquidity Adjustment	1.00%
Total	$1,548,814

Segall Bryant & Hamill Plus Bond Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 6/30/2018	Valuation Technique	Unobservable Input(a)	Range
Commercial Mortgage-Backed Security	$3,515,044	Adjusted Spread Pricing*	Comparability Adjustment	0.80%
			Liquidity Adjustment	1.00%
Total	$3,515,044

*	The Adviser identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Liquidity Adjustment	Decrease	Increase
Comparability Adjustment	Decrease	Increase

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

Semi-Annual Report | June 30, 2018 |	135

Segall Bryant & Hamill Funds	Notes to Financial Statements
June 30, 2018 (Unaudited)

During the six months ended June 30, 2018, the Fund had average forward foreign currency contract values to buy and sell of $30,501,498 and $22,639,716, respectively.

The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018 is as follows:

Segall Bryant & Hamill Fundamental International

Small Cap Fund	Asset Derivatives		Liability Derivatives
	Statements of Assets and		Statements of Assets and
Risk Exposure	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$491,665	Unrealized loss on forward foreign currency contracts	$562,814
Total		$491,665		$562,814

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2018 is as follows:

Change in
Segall Bryant & Hamill Fundamental International		Realized	Unrealized Appreciation/
Small Cap Fund		Gain/(Loss) on	(Depreciation)
		Derivatives	on Derivatives
		Recognized	Recognized
Risk Exposure	Statements of Operations Location	in Income	in Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gain/(loss) on forward foreign currency contracts/ Change in unrealized net appreciation/(depreciation) on forward foreign currency contracts	$251,230	$(108,044)
Total		$251,230	$(108,044)

136	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Notes to Financial Statements

June 30, 2018 (Unaudited)

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the six months ended June 30, 2018 excluding long-term U.S. government securities and short-term investments were as follows:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities
Segall Bryant & Hamill Micro Cap Fund	$2,493,990	$6,171,969
Segall Bryant & Hamill Small Cap Value Dividend Fund	45,771,366	115,035,844
Segall Bryant & Hamill Small Cap Growth Fund	1,765,122	3,941,818
Segall Bryant & Hamill Small Cap Growth Fund II	32,111,473	15,791,879
Segall Bryant & Hamill Smid Cap Value Dividend Fund	381,544	461,698
Segall Bryant & Hamill Mid Cap Value Dividend Fund	29,912,639	29,403,836
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	9,039,959	11,569,778
Segall Bryant & Hamill Large Cap Dividend Fund	1,376,996	2,480,384
Segall Bryant & Hamill Fundamental International Small Cap Fund	22,090,503	24,287,311
Segall Bryant & Hamill Global Large Cap Fund	6,415,920	7,256,915
Segall Bryant & Hamill Plus Bond Fund	143,846,909	130,824,095
Segall Bryant & Hamill Quality High Yield Fund	7,274,808	11,500,604
Segall Bryant & Hamill Municipal Opportunities Fund	42,401,680	32,454,090
Segall Bryant & Hamill Colorado Tax Free Fund	80,585,157	70,555,284

Purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2018, were as follows:

	Purchases of Long	Proceeds from Sales
	Term U.S.	of Long Term U.S.
	Government	Government
Fund	Obligations	Obligations
Segall Bryant & Hamill Plus Bond Fund	$110,612,567	$74,305,130

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

Semi-Annual Report | June 30, 2018 |	137

Segall Bryant & Hamill Funds	Other Important Information

June 30, 2018 (Unaudited)

Summary of Board Meetings and Considerations

The Board of Trustees met on October 19, 2017, November 15-16, 2017, December 13, 2017, December 28, 2017, and January 10, 2018 to evaluate, among other things, Segall Bryant & Hamill, LLC (“SBH”), and to determine whether approving each investment advisory agreement between the Trust and SBH, with respect to each Fund (each, a “New Agreement”) was in the best interests of that Fund’s shareholders. At these meetings and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the New Agreement for each Fund, the Board of Trustees and its counsel reviewed materials furnished by SBH and others, and communicated with senior representatives of SBH and others regarding personnel, operations and financial condition. The Board of Trustees also reviewed the terms of each New Agreement, and considered their possible effects on each Fund and its Shareholders.

Board Consideration of each New Agreement

In voting to approve each New Agreement, the Board of Trustees did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board of Trustees, but provides a summary of the principal matters it considered. The Board of Trustees considered whether each New Agreement would be in the best interests of that Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided under that New Agreement; (ii) the investment performance of that Fund; (iii) the expenses borne by that Fund (including management fees and other expenses), the fees indirectly charged by SBH to that Fund and to its other clients, and projected profits to be realized by SBH and its affiliates from its relationships with that Fund; (iv) the fact that economies of scale may be realized as that Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (v) potential fall-out benefits to SBH from its relationships with that Fund; and (vi) other general information about SBH. The following is a summary of the Board of Trustees’ consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board of Trustees received and considered information regarding the nature, extent and quality of services to be provided to each Fund under its New Agreement. The Trustees reviewed certain background materials supplied by SBH, including its Form ADV.

The Board of Trustees reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board also considered the fact that, with few exceptions, the investment advisory personnel of Denver Investments who provide services to each Fund are expected to continue to do so as employees of SBH.

The Board took into account certain information in the Form ADV provided by SBH, such as: (i) the number of the firm’s employees; (ii) regulatory assets under management at the time of reporting; and (iii) the fact that SBH had experience managing funds registered under the Investment Company Act of 1940, as amended.

The Board also received and reviewed audited financial statements of SBH for the years ended December 31, 2016 and 2015, as well as certain compliance-related materials from SBH, including certain internal periodic compliance reviews and SBH’s compliance policies and procedures.

Investment Advisory Fee Rate

The Board considered certain information regarding the contractual investment advisory fee rate paid by each Fund, including comparisons against the fee rates of funds in peer groups selected by an independent provider of investment company data.

The Board noted that the contractual investment advisory fee rates for the Westcore Small-Cap Growth Fund II, Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Smid-Cap Value Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore Municipal Opportunities Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund were below or near their respective peer group medians. The Board also noted that the contractual investment advisory fee rates for the following Funds were above their respective peer group medians: Westcore Small-Cap Growth Fund (within approximately 20 basis points of peer group median), Westcore Small-Cap Value Dividend Fund (within approximately 10 basis points of peer group median), and Westcore International Small-Cap Fund (within approximately 20 basis points of peer group median). For these Funds, the Board determined that the contractual fee rates were within an acceptable range of the respective peer group median given the other factors considered and described herein relating to the nature, extent, and quality of services provided, investment performance, and adviser profitability.

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Segall Bryant & Hamill Funds	Other Important Information

June 30, 2018 (Unaudited)

Expense Ratios

Based on such information, the Board of Trustees further noted that the annual net expense ratios for the Westcore Small-Cap Growth Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund were generally below or near their respective peer fund averages. The annual net expense ratios for the Westcore Small-Cap Growth Fund II, Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, and Westcore Micro-Cap Opportunity Fund were generally greater than, but within an acceptable range of, their respective peer fund averages. The Board also took into account the observation that with the exception of the Westcore Colorado Tax-Exempt Fund, the Funds were in either the third or fourth quartile for fund size in their respective peer funds categories. Among other things, the Board of Trustees considered the fact that SBH intended to continue the Funds’ existing contractual fee waiver/expense reimbursement arrangements through April 30, 2020.

Investment Performance

The Board of Trustees reviewed performance information provided in connection with the October and November Board meetings for each Fund for the 1-year, 3-year, 5-year, 10-year (as applicable) and since inception date periods ended June 30, 2017, except that for certain Funds that had undergone significant recent changes in investment style and methodology, where the Board was provided with 1-month, 2-month, and other recent performance data. Where applicable, the review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data.

The Board of Trustees noted that with respect to the Westcore Small-Cap Growth Fund, Westcore Smid-Cap Value Dividend Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund, comparative performance over the 1-year period generally surpassed or was near the respective group average.

With respect to the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, and Westcore Flexible Income Fund, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages. However, for the Westcore Mid-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, and Westcore Flexible Income Fund, comparative performance over the 3-year periods generally reflected better performance relative to peer funds.

The Board noted that with respect to the Westcore Small-Cap Growth Fund II, performance over the 1-month, 2-month, recent quarter and year-to-date periods generally surpassed the peer group average. With respect to the Westcore Mid-Cap Value Dividend Fund II, comparative performance over the 1-month period surpassed the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods lagged. With respect to the Westcore Large-Cap Dividend Fund, comparative performance over the 1-month period lagged behind the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods generally surpassed or was near the peer group average.

The Board of Trustees also considered each of SBH’s and Denver Investments’ performance and reputation generally and their investment techniques, risk management controls and decision-making processes.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those expected to be employed for the Funds. In particular, the Board received information regarding the typical fee rates and associated breakpoints used by SBH for its Mid Cap Equity, Small Cap Equity, Small Cap Value Equity, SMID Cap Equity and International Small Cap Equity strategies.

In comparing the contractual fee rates of certain of the Funds to the aforementioned SBH fee rates, the Board noted that there were differences in the investment methodologies and processes utilized (including the fact that the Westcore International Small-Cap Fund is actively managed while the comparable SBH product primarily utilizes quantitative models), and also that there were differences in the scope of services rendered. Bearing that context in mind, the Board noted that the highest fee rate for SBH’s Mid Cap Equity was higher than the contractual fee rate for the Westcore Mid-Cap Value Fund and Mid-Cap Value Fund II, while the highest fee rates for SBH’s Small Cap Value, SMID Cap Equity and International Small Cap Equity strategies were generally slightly lower than the contractual fee rates for the Westcore Small-Cap Value Fund, Smid-Cap Value Fund, and International Small-Cap Fund respectively.

Semi-Annual Report | June 30, 2018 |	139

Segall Bryant & Hamill Funds	Other Important Information

June 30, 2018 (Unaudited)

The Board also noted the limitations of these comparisons, particularly with respect to the SBH Small-Cap Equity strategy fee rate and the Westcore Small-Cap Growth Fund I and Small-Cap Growth Fund II fee rates, given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by the Funds in question.

Projected Profitability and Costs of Services to SBH

The Board of Trustees considered statements by SBH regarding the anticipated similarity between the profitability profile of each Fund as managed by Denver Investments and as managed by SBH in light of the fees payable under each New Agreement, and also considered information regarding the financial condition of SBH.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to each Fund was being passed along to the shareholders.

Other Benefits

The Board of Trustees also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements. The Board noted that SBH would also receive fees under the amended and restated administration agreement between the Trust and Denver Investments, to the extent that such agreement is assigned to SBH effective upon the Closing Date.

Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

•	The nature, extent and quality of services rendered by SBH under the New Agreements with respect to each Fund would be adequate, given that they are expected to be substantially similar to the nature, extent and quality of services provided by Denver Investments in light of the fact that the personnel who currently manage each Fund’s assets will remain substantially the same after the Transaction, with minimal changes;

•	The annual net expense ratios for the Westcore Small-Cap Growth Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, Westcore Global Large-Cap Dividend Fund, Westcore Large-Cap Dividend Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund were generally below or near their respective peer fund averages;

•	The annual net expense ratios for the Westcore Small-Cap Growth Fund II, Westcore Smid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, and Westcore Micro-Cap Opportunity Fund were generally greater than, but within an acceptable range of, their respective peer fund averages;

•	With respect to the Westcore Small-Cap Growth Fund, Westcore Smid-Cap Value Dividend Fund, Westcore Plus Bond Fund, Westcore Municipal Opportunities Fund, and Westcore Colorado Tax-Exempt Fund, comparative performance over the 1-year period generally surpassed or was near the respective group averages;

•	With respect to the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, and Westcore Flexible Income Fund, the Board noted that comparative performance over the 1-year period generally lagged behind respective peer group averages, but for the Westcore Mid-Cap Value Dividend Fund, Westcore Global Large-Cap Dividend Fund, Westcore Micro-Cap Opportunity Fund, and Westcore Flexible Income Fund, comparative performance over the 3-year periods generally reflected better performance relative to peer funds;

•	With respect to the Westcore Small-Cap Growth Fund II, performance over the 1-month, 2-month, recent quarter and year-to-date periods generally surpassed the peer group average;

•	With respect to the Westcore Mid-Cap Value Dividend Fund II, comparative performance over the 1-month period surpassed the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods lagged;

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Segall Bryant & Hamill Funds	Other Important Information

June 30, 2018 (Unaudited)

•	With respect to the Westcore Large-Cap Dividend Fund, comparative performance over the 1-month period lagged behind the peer group average, while comparative performance over the 2-month, recent quarter, and year-to-date periods generally surpassed or was near the peer group average;

•	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to those of certain of the Funds, as applicable, were not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by each Fund;

•	The profits, if any, expected to be realized by SBH in connection with the operation of the Funds would not be unreasonable; and

•	To the extent available, the Funds could be expected to share in economies of scale to be realized by SBH.

Based on its evaluation of the aforementioned considerations, and taking into account certain specific factors enumerated above, the Board of Trustees unanimously voted to approve the New Agreement for each Fund.

SHAREHOLDER MEETING RESULTS

On March 22, 2018, the Trust held a Special Meeting of Shareholders to approve a new investment advisory agreement by and between the Trust, on behalf of Westcore Colorado Tax-Exempt Fund, Westcore Micro-Cap Opportunity Fund, Westcore Municipal Opportunities Fund, Westcore Plus Bond Fund, Westcore Small-Cap Growth Fund, and Westcore Smid-Cap Value Dividend Fund, and Segall Bryant & Hamill, LLC. The following votes were recorded:

Westcore Colorado Tax-Exempt Fund
	Number of Shares	% of Shares Voted
For	11,621,011	90.48%
Against	206,395	1.61%
Abstentions	1,016,831	7.92%
Total	12,844,237	100.00%

Westcore Micro-Cap Opportunity Fund
	Number of Shares	% of Shares Voted
For	505,965	99.91%
Against	None	0.00%
Abstentions	469	0.09%
Total	506,434	100.00%

Westcore Municipal Opportunities Fund
	Number of Shares	% of Shares Voted
For	1,064,030	79.00%
Against	7,663	0.57%
Abstentions	275,144	20.43%
Total	1,346,837	100.00%

Westcore Plus Bond Fund
	Number of Shares	% of Shares Voted
For	58,375,293	91.26%
Against	1,478,863	2.31%
Abstentions	4,113,821	6.43%
Total	63,967,977	100.00%

Westcore Small-Cap Growth Fund
	Number of Shares	% of Shares Voted
For	443,521	99.86%
Against	546	0.12%
Abstentions	98	0.02%
Total	444,165	100.00%

Semi-Annual Report | June 30, 2018 |	141

Segall Bryant & Hamill Funds	Other Important Information

June 30, 2018 (Unaudited)

Westcore Smid-Cap Value Dividend Fund
	Number of Shares	% of Shares Voted
For	67,567	100.00%
Against	None	0.00%
Abstentions	None	0.00%
Total	67,567	100.00%

On April 10, 2018, the Trust held a Special Meeting of Shareholders to approve a new investment advisory agreement by and between the Trust, on behalf of Westcore Flexible Income Fund, Westcore Global Large-Cap Dividend Fund, Westcore International Small-Cap Fund, Westcore Large-Cap Dividend Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Mid-Cap Value Dividend Fund II, and Westcore Small-Cap Value Dividend Fund, and Segall Bryant & Hamill, LLC. The following votes were recorded:

Westcore Flexible Income Fund
	Number of Shares	% of Shares Voted
For	4,393,444	90.69%
Against	96,584	1.99%
Abstentions	354,412	7.32%
Total	4,844,441	100.00%

Westcore Global Large-Cap Dividend Fund
	Number of Shares	% of Shares Voted
For	2,388,146	92.06%
Against	35,771	1.38%
Abstentions	170,233	6.56%
Total	2,594,150	100.00%

Westcore International Small-Cap Fund
	Number of Shares	% of Shares Voted
For	1,881,286	92.83%
Against	66,113	3.26%
Abstentions	79,296	3.91%
Total	2,026,696	100.00%

Westcore Large-Cap Dividend Fund
	Number of Shares	% of Shares Voted
For	726,118	82.05%
Against	9,338	1.06%
Abstentions	149,545	16.90%
Total	885,002	100.00%

Westcore Mid-Cap Value Dividend Fund
	Number of Shares	% of Shares Voted
For	1,521,931	95.99%
Against	20,362	1.28%
Abstentions	43,174	2.72%
Total	1,585,467	100.00%

Westcore Mid-Cap Value Dividend Fund II
	Number of Shares	% of Shares Voted
For	2,778,433	81.67%
Against	108,179	3.18%
Abstentions	515,612	15.16%
Total	3,402,224	100.00%

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Segall Bryant & Hamill Funds	Other Important Information

June 30, 2018 (Unaudited)

Westcore Small-Cap Value Dividend Fund
	Number of Shares	% of Shares Voted
For	7,736,535	92.38%
Against	14,157	0.17%
Abstentions	623,800	7.45%
Total	8,374,491	100.00%

On April 16, 2018, the Trust held a Special Meeting of Shareholders to approve a new investment advisory agreement by and between the Trust, on behalf of Westcore Small-Cap Growth Fund II, and Segall Bryant & Hamill, LLC. The following votes were recorded:

Westcore Small-Cap Growth Fund II
	Number of Shares	% of Shares Voted
For	693,685	86.27%
Against	26,973	3.35%
Abstentions	83,397	10.37%
Total	804,055	100.00%

Semi-Annual Report | June 30, 2018 |	143

Segall Bryant & Hamill Trustees and Officers:

Mary K. Anstine, Chairman

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Philip L. Hildebrandt, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Ryan G. Johanson, Asst. Treasurer

Megan Koehler, Secretary

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203

Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Segall Bryant & Hamill Funds Form N- Q are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Funds distributed by ALPS Distributors, Inc.

WC120

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEGALL BRYANT & HAMILL TRUST

By:	/s/ Philip L. Hildebrandt
Philip L. Hildebrandt
President/Principal Executive Officer

Date:	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Philip L. Hildebrandt
Philip L. Hildebrandt
President/Principal Executive Officer

Date:	September 7, 2018

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	September 7, 2018